As filed with the Securities and Exchange Commission on April 21, 2016

File Nos. 333-70963; 811-09201

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 33

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

COLI VUL-2 SERIES ACCOUNT

(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

(303) 737-3000

(Depositor’s Telephone Number)

Robert L. Reynolds

President and Chief Executive Officer

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

COPY TO:

Ann B. Furman, Esq.

Carlton Fields Jorden Burt, P.A.

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

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Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]	on April 22, 2016 pursuant to paragraph (b)(1) of Rule 485.

[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered:  flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

•	choose the amount and timing of Premium payments, within certain limits;

•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.

The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 22, 2016

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Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.  Corporate-Owned Variable Life Insurance.  We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2.  The Series Account.  We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3.  Premium Payments.  You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.  Fixed Account.  You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (30 days for replacement policies), and depending on state law, receive (i) your Policy Value (less surrenders, withdrawals and distributions), or (ii) the greater of your Premiums, less any withdrawals, or your Policy Value. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6.  Investment Options and Funds.  You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7.  Death Benefit.  You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or

2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

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We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8.  Account Value.  Your Account Value will reflect –

1.	the Premiums you pay;

2.	the investment performance of the Divisions you select;

3.	the value of the Fixed Account.

4.	any Policy loans or partial withdrawals;

5.	your Loan Account balance; and

6.	the charges we deduct under the Policy.

9.  Accessing Your Account Value.  You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10.  Supplemental Benefits.  The following optional riders are available –

1.	term life insurance; and

2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11.  Paid-Up Life Insurance.  If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12.  Reinstatement.  If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13.  Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

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14.  Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15.  Policy Loans.  You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16.  Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17.  Target Premium.  Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18.   State Variations.  Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed.  Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle.  The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse.  Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals.  Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

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5. Limitations on Transfers.  Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.

6. Limitations or Charges on Surrender of Policy.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan.  As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences.  Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59  1⁄2.

9. General Account Risk.  Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

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We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment.	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.

** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

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Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.28% for Policy Years 1-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $10/month Current: $7.50/month

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.

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Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

*Not available for individual Owners.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses4

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.29%	22.02%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3 The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2015. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

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Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October  8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

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The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective June 1, 2015, the Divisions investing in the following Funds were closed to new Owners: T. Rowe Price Health Sciences Portfolio - Class II Shares. Owners with amounts invested in these Funds as of June 1, 2015, may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares), Davis Value Portfolio, Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP (Class A Shares), Invesco V.I. Mid Cap Equity Fund (Series I Shares), Janus Aspen Overseas Porfolio (Institutional Shares), and Royce Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives.  The investment objectives of the Funds are briefly described below:

Alger Portfolios  (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Capital Appreciation Fund (Class I Shares) The Fund seeks capital growth.

American Century Investments VP Inflation Protection Fund (Class II Shares) The Fund seeks pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

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BlackRock Variable Series Funds, Inc. (advised by BlackRock Advisors, LLC)

BlackRock Global Allocation V.I. Fund (Class I Shares) The Fund seeks high total investment return.

Clearbridge Variable Series I (advised by Legg Mason Partners Fund Advisor, LLC)

Clearbridge Variable Mid Cap Core Portfolio (Class I) The Fund seeks long-term appreciation through a disciplined, consistent and transparent investment process.

Clearbridge Variable Small Cap Growth Portfolio (Class I) The Fund seeks long-term growth of capital.

Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value Fund (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio The Fund’s investment objective is long-term growth of capital.

Davis Value Portfolio The Fund’s investment objective is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP International Value Equity Series (Standard Shares) The Fund seeks long-term growth without undue risk to principal.

Delaware VIP Small Cap Value Series (Service Shares) The Fund seeks capital appreciation.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth.

Deutsche Funds (advised by Deutsche Investment Management Americas Inc.)

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP (Class A Shares) (formerly DWS Alternative Asset Allocation VIP) The Fund seeks capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche Variable Series I: Deutsche Core Equity VIP (Class A Shares) (formerly DWS Core Equity VIP) The Fund seeks long-term growth of capital, current income and growth of income.

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Deutsche Variable Series II: Deutsche Small Mid Cap Value VIP (Class A Shares) (formerly DWS Small Mid Cap Value VIP)  The Fund seeks long-term capital appreciation.

Deutsche Variable Series I: Deutsche Global Small Cap VIP (Class A Shares) (formerly DWS Global Small Cap VIP) The Fund seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche High Income VIP (Class A Shares) (formerly DWS High Income VIP) The Fund seeks to provide a high level of current income.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP (Class A Shares) (formerly DWS Small Cap Index VIP)     The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Eaton Vance Funds (advised by Eaton Vance Management)

Eaton Vance VT Floating-Rate Income Fund (Initial Class) The Fund seeks to provide a high level of current income.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares) The Fund seeks long-term growth of capital.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund The Fund seeks long-term capital appreciation.

Great-West Bond Index Fund The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital Aggregate Bond Index.

Great-West Federated Bond Fund The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West Goldman Sachs Mid Cap Value Fund (Initial Class) The Fund seeks long-term growth of capital.

Great-West International Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Invesco Small Cap Value Fund (Initial Class) The Fund seeks long-term growth of capital.

Great-West Loomis Sayles Bond Fund The Fund seeks high total investment return through a combination of current income and capital appreciation.

Great-West Loomis Sayles Small Cap Value Fund The Fund seeks long-term capital growth.

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Great-West MFS International Value Fund The Fund seeks long-term capital growth.

Great-West Money Market Fund The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Effective October 14, 2016, the Fund intends to: (1) operate as a government money market fund in connection with the amendments adopted by the SEC pursuant to Rule 2a-7 and other rules governing money market funds under the 1940 Act, and (2) change its name to “Great-West Government Money Market Fund.”

Great-West Multi-Manager Large Cap Growth Fund The Fund seeks long-term growth of capital.

Great-West Multi-Manager Small Cap Growth Fund (Initial Class) The Fund seeks long-term capital appreciation.

Great-West Real Estate Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund   The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-advisor to this Fund.

Great-West U.S. Government Mortgage Securities Fund The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund  seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

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Great-West Moderately Conservative Profile I Fund seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund   seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds (advised by Great-West Capital Management, LLC)

Great-West Lifetime Conservative 2015 Fund (Class T)5 seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2020 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2020, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2025 Fund (Class T)6 seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2030 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2030, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2035 Fund (Class T)7 seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2040 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2040, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2045 Fund (Class T)8 seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2050 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2050, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2055 Fund (Class T)9 seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2015 Fund (Class T)10 seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

** These Funds will become available beginning April 29, 2016.

5 Formerly Great-West Lifetime 2015 Fund I– Class T

6 Formerly Great-West Lifetime 2025 Fund I – Class T

7 Formerly Great-West Lifetime 2035 Fund I – Class T

8 Formerly Great-West Lifetime 2045 Fund I– Class T

9 Formerly Great-West Lifetime 2055 Fund I – Class T

10 Formerly Great-West Lifetime 2015 Fund III– Class T, which acquired and merged with Great-West Lifetime 2015 Fund II, effective April 22, 2016.

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Great-West Lifetime 2020 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund (Class T)11 seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2030 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisors, Inc.)

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s objective is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

JPMorgan Insurance Trust (advised by J.P. Morgen Investment Management Inc. of New York, New York)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio–Class 1 Shares seeks capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

JPMorgan Insurance Trust Small Cap Core Portfolio–Class 1 Shares seeks capital growth over the long term.

Lord Abbett Series Fund (advised by Lord, Abbett & Co. LLC.)

Developing Growth Portfolio (Class VC Shares) The Fund’s investment objective is long-term growth of capital.

11 Formerly Great-West Lifetime 2025 Fund III– Class T, which acquired and merged with Great-West Lifetime 2025 Fund II, effective April 22, 2016.

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MFS® Variable Insurance Trust (advised by Massachusetts Financial Service Company of Boston, Massachusetts)

MFS® VIT Research Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Value Series (Initial Class Shares) The Fund seeks capital appreciation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

Oppenheimer Variable Account Funds (advised by OFI Global Asset Management, Inc.)

Oppenheimer Main Street Small Cap Fund®/VA–Non-Service Shares seeks capital appreciation.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with prudent investment management.

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust (advised by Pioneer Investment Management, Inc.)

Pioneer Real Estate Shares VCT Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund (Class IA Shares) The Fund seeks long-term return consistent with the preservation of capital.

Putnam VT Global Equity Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Growth Opportunities Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT Income Fund (Class IB Shares) The Fund seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.

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Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IA Shares) The Fund seeks capital growth and, as a secondary objective, current income.

Putnam VT Multi-Cap Value Fund (Class IA Shares) (formerly known as Putnam VT MidCap Value Fund) The Fund seeks capital appreciation and, as a secondary objective, current income.

Putnam VT Research Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Small Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

T. Rowe Price Variable Insurance Portfolio (advised by T. Rowe Price Associates, Inc.)

T. Rowe Price Blue Chip Growth Portfolio - Class II Shares The Fund’s objective is to provide long-term capital growth. Income is a secondary objective.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Global Hard Assets (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

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We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

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The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described below in “Market Timing and Excessive Trading”, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described in this Prospectus or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium.  We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and

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some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%

As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge and the return of expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more

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than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)	is the service charge;

(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;

(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and

(5)	is the accrued mortality and expense charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes), but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $10 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10-5 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $7.50 per Policy Month.

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Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;

•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•	exercise all other rights in the Policy;

•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

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You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary.  The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums.  Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus below.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions.  Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers.  Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading.  The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will

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scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;

•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or

•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others. Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as

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retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.

The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

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Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

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The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus

•	that portion of net Premium received and allocated to the Fixed Account, less

•	the service charges due on the Policy Date, less

•	the monthly risk charge due on the Policy Date, less

•	the monthly mortality and expense risk charge due on the Policy Date, less

•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus

•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus

•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus

•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less

•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less

•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less

•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less

•	that portion of fees due in connection with a partial withdrawal charged to the Division, less

•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less

•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

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(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less Expense Charges, allocated to the Fixed Account; plus

•	Sub-Account Value transferred to the Fixed Account; plus

•	Interest credited to the Fixed Account; minus

•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus

•	Loans from the Fixed Account; minus

•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in North Dakota) or two years within the date of reinstatement (one year if your Policy is issued in North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

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Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121” below.

Supplemental Benefits.  The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.

Term Life Insurance Rider.  This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or

•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

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If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;

•	the expiration of the grace period of the Policy; or

•	the death of the Insured.

Change of Insured Rider (Not available to individual Owners). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging.  By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically

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reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

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Free Look Period. During the free look period (ten days or the period required by your state), you may cancel your Policy. If you purchased your Policy as a replacement of an existing policy, the free look period is extended to 30 days from the date you received it. If you decide to cancel your Policy within the free look period, you must return the Policy to our Corporate Headquarters or an agent of Great-West. Policies returned during the free look period will be void from the start.

In states that require us to return Account Value if you cancel your Policy, net Premium will be allocated to the Divisions you select on your application. In those states, we will refund your Policy Value (less surrenders, withdrawals and distributions) as of the date we received your cancellation request. This amount may be higher or lower than your Premium payments depending on the investment performance, which means you bear the investment risk until we receive your Policy and notice of cancellation.

In states that require us to return Premium if you cancel your Policy, net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. In those states, we will return the greater of Account Value (less any surrenders, withdrawals and distributions already received) or the amount of Premium received as of the date we received your cancellation request.

At the end of the free look period, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) you selected. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.

In your Policy, the free look period is also referred to as the right to examine.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - - Expense Charge Applied to Premium,” above.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

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Death Benefits

Death Benefit.  If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less

•	the value of any Policy Debt on the date of the Insured’s death, less

•	any accrued and unpaid Policy charges.

The Death Benefit payable on the Insured’s death will be paid in a lump sum unless the Owner elects to receive all or a portion of the Death Benefit Proceeds under a settlement option that the Company is then offering.

The Company will pay interest on the Death Benefit Proceeds from the date of death. The Company will pay interest on the Death Benefit Proceeds at a rate established by the Company for funds left on deposit. Additional interest shall accrue at a rate of 10% annually beginning with the date that is 31 calendar days from the latest of (i), (ii), and (iii) to the date the claim is paid, where:

(i)      The date that due proof of death is received by the Company;

(ii)    The date the Company receives sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the Proceeds; and

(iii)  The date that legal impediments to the payment of Death Benefit Proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to the Company.

Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

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Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option.  After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

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We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations - - Tax Treatment of Policy Benefits,” below.

Loans

Policy Loans.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

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Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage.  If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period.  If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy.  Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement.  Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;

•	you submit satisfactory Evidence of Insurability to us;

•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and

•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

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A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus

•	net Premiums attributable to Premiums paid to reinstate the Policy; less

•	the monthly expense charge; less

•	the monthly cost of insurance charge applicable on the date of reinstatement; less

•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of Owners; or

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

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Policy Owner Control.  In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;

•	a change in the death benefit option;

•	a Policy loan;

•	a partial surrender;

•	a complete surrender;

•	a change in the ownership of a Policy;

•	a change of the named Insured; or

•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

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Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1⁄2 or older;

2.	is attributable to the taxpayer becoming disabled; or

3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

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Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

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In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance.  A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs.  Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.

Policy Loan Interest.  Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider.  The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax.  In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes.  We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

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A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.

•	We believe the Policy will be treated as a life insurance contract under federal tax laws.

•	Death benefits generally are not subject to federal income tax.

•	Investment gains are normally not taxed unless distributed to you before the Insured dies.

•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section  1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Senior Vice President, Legal and Chief Compliance Officer of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Cyber Security Risks

Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential owner information. Such system failures and cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the portfolios, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the portfolios invest, which may cause the portfolios underlying your Policy to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

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Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

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Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company, “ “we,” “our” or “us”). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.

The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 22, 2016

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2

3

Surrenders	45

Modified Endowment Contracts	45

Distributions	46

Distributions Under a Policy that is Not a Modified Endowment Contract	46

Distributions Under Modified Endowment Contracts	46

Multiple Policies	46

Treatment When Insured Reaches Attained Age 121	46

Federal Income Tax Withholding	47

Actions to Ensure Compliance with the Tax Law	47

Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy	47

Employer Owned Life Insurance	47

Our Taxes	48

Corporate Tax Shelter Requirements	49

Legal Proceedings	49

Legal Matters	49

Abandoned Property Requirements	49

Financial Statements	50

Appendix A - Glossary of Terms	A-1

Appendix B - Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011	B-1

4

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance.  We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account.  We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Premium Payments.  You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account.  You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provide in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period.  You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6. Investment Options and Funds.  You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit.  You may choose from among two death benefit options –

1.     a fixed benefit equal to the Total Face Amount of your Policy; or

2.     a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

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We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value.  Your Account Value will reflect –

1.     the Premiums you pay;

2.     the investment performance of the Divisions you select;

3.     the value of the Fixed Account.

4.     any Policy loans or partial withdrawals;

5.     your Loan Account balance; and

6.     the charges we deduct under the Policy.

9. Accessing Your Account Value.  You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail on .

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits.  The following optional riders are available –

1.     term life insurance; and

2.     change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance.  If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement.  If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

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14. Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans.  You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium.  Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations.  Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed.  Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle.  The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse.  Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals.  Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

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5. Limitations on Transfers.  Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.

6. Limitations or Charges on Surrender of Policy.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan.  As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences.  Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.

9. General Account Risk.  Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

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We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.

** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

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Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.

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Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described below in this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

* Not available to individual Owners.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses4

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.29%	22.02%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3 The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2015. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

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Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October  8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

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The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make.  In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the Invesco V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Division investing in the following Fund was closed to all Owners: AIM V.I. Financial Services Fund (Series I Shares). Premium payments and Transfers are not permitted into this Division.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP MidCap Stock (Initial Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); and Neuberger Berman AMT Partners (I Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

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Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective June 1, 2015, the Divisions investing in the following Funds were closed to new owners: T. Rowe Price Health Sciences Portfolio - Class II Shares. Owners with amounts invested in these Funds as of June 1, 2015, may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective November 6, 2015, the Neuberger Berman AMT Small Cap Growth Portfolio (Class S) merged into the Neuberger Berman AMT Mid Cap Growth Portfolio (Class S).

Effective March 8, 2016, the Great-West Small Cap Growth Fund (Initial Class) merged into the Great-West S&P Small Cap 600® Index Fund (Initial Class).

Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares), Davis Value Portfolio, Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP (Class A Shares), Invesco V.I. Mid Cap Equity Fund (Series I Shares), Janus Aspen Overseas Porfolio (Institutional Shares), and Royce Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives. The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Capital Appreciation Fund (Class I Shares) The Fund seeks capital growth.

American Century Investments VP Inflation Protection Fund (Class II Shares) The Fund seeks pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Income & Growth Fund (Class I Shares) The Fund seeks capital growth. Income is a secondary objective. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP International Fund (Class I Shares) The Fund seeks capital growth. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Ultra® Fund (Class I Shares) The Fund seeks long-term capital growth. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

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American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS® Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds I® S Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS® New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

BlackRock Variable Series Funds, Inc. (advised by BlackRock Advisors, LLC)

BlackRock Global Allocation V.I. Fund (Class I Shares) The Fund seeks high total investment return.

Clearbridge Variable Series I (advised by Legg Mason Partners Fund Advisor, LLC)

Clearbridge Variable Mid Cap Core Portfolio (Class I) The Fund seeks long-term appreciation through a disciplined, consistent and transparent investment process.

Clearbridge Variable Small Cap Growth Portfolio (Class I) The Fund seeks long-term growth of capital.

Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio The Fund’s investment objective is long-term growth of capital.

Davis Value Portfolio The Fund’s investment objective is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP International Value Equity Series (Standard Shares) The Fund seeks long-term growth without undue risk to principal.

Delaware VIP Small Cap Value Series (Service Shares) The Fund seeks capital appreciation.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation of New York, New York)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The Fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400® Index. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

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Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation. The Fund may also sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF Appreciation Portfolio (Initial Shares) The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. Fayez Sarofim & Co. is the sub-adviser to this Fund. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth.

Deutsche Funds (advised by Deutsche Investment Management Americas Inc.)

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP (Class A Shares) (formerly DWS Alternative Asset Allocation VIP) The Fund seeks capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche Variable Series I: Deutsche Core Equity VIP (Class A Shares) (formerly DWS Core Equity VIP) The Fund seeks long-term growth of capital, current income and growth of income.

Deutsche Variable Series II: Deutsche Small Mid Cap Value VIP (Class A Shares) (formerly DWS Small Mid Cap Value VIP) The Fund seeks long-term capital appreciation.

Deutsche Variable Series I: Deutsche Global Small Cap VIP (Class A Shares) (formerly DWS Global Small Cap VIP) The Fund seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche High Income VIP (Class A Shares) (formerly DWS High Income VIP) The Fund seeks to provide a high level of current income.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP (Class A Shares) (formerly DWS Small Cap Index VIP) The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Deutsche Variable Series II: Deutsche Large Cap Value VIP (Class A Shares) (formerly DWS Large Cap Value VIP) The Fund seeks to achieve a high rate of total return. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Eaton Vance Funds (advised by Eaton Vance Management)

Eaton Vance VT Floating-Rate Income Fund (Initial Class) The Fund seeks to provide a high level of current income.

Federated Insurance Series

Federated High Income Bond Fund II (Primary Shares) The Fund seeks high current income. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Investment Management Company.

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Federated Kaufmann Fund II (Primary Shares) The Fund seeks capital appreciation. Effective April 30, 2009, the Division investing this Fund was closed to new Owners; however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) The Fund seeks to achieve capital appreciation. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the Fund. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares) The Fund seeks long-term growth of capital.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund (Initial Class) The Fund seeks long-term capital appreciation.

Great-West Bond Index Fund (Initial Class) The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital U.S. Aggregate Bond Index.

Great-West Federated Bond Fund (Initial Class) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West Goldman Sachs Mid Cap Value Fund (Initial Class) The Fund seeks long-term growth of capital.

Great-West International Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Invesco Small Cap Value Fund (Initial Class) The Fund seeks long-term growth of capital.

Great-West Loomis Sayles Bond Fund (Initial Class) The Fund seeks high total investment return through a combination of current income and capital appreciation.

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Great-West Loomis Sayles Small Cap Value Fund (Initial Class) The Fund seeks long-term capital growth.

Great-West MFS International Value Fund (Initial Class) The Fund seeks long-term capital growth. Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Great-West Money Market Fund The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Effective October 14, 2016, the Fund intends to: (1) operate as a government money market fund in connection with the amendments adopted by the SEC pursuant to Rule 2a-7 and other rules governing money market funds under the 1940 Act, and (2) change its name to “Great-West Government Money Market Fund.”

Great-West Multi-Manager Large Cap Growth Fund (Initial Class) The Fund seeks long-term growth of capital.

Great-West Multi-Manager Small Cap Growth Fund (Initial Class) The Fund seeks long-term capital appreciation.

Great-West Real Estate Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund (Initial Class) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West S&P Small Cap 600® Fund (Initial Class) The Fund seeks investment results, before fees, that track the total return of the common stocks that comprise the Standard & Poor’s (S&P) 600® Index. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Great-West T. Rowe Price Equity Income Fund (Initial Class) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (Initial Class) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-adviser to this Fund.

Great-West U.S. Government Mortgage Securities Fund (Initial Class) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

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Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (Initial Class) seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds (advised by Great-West Capital Management, LLC)

Great-West Lifetime Conservative 2015 Fund (Class T)5 seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2020 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2020, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2025 Fund (Class T)6 seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2030 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2030, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2035 Fund (Class T)7 seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2040 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2040, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2045 Fund (Class T)8 seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

** These Funds will become available beginning April 29, 2016.

5 Formerly Great-West Lifetime 2015 Fund I– Class T

6 Formerly Great-West Lifetime 2025 Fund I – Class T

7 Formerly Great-West Lifetime 2035 Fund I – Class T

8 Formerly Great-West Lifetime 2045 Fund I– Class T

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Great-West Lifetime Conservative 2050 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2050, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime Conservative 2055 Fund (Class T)9 seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2015 Fund (Class T)10 seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2020 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund (Class T)11 seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2030 Fund (Class T)** seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisers, Inc.)

Invesco V.I. Core Equity Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Invesco V.I. Diversified Dividend Fund (Series I Shares) The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Invesco V.I. Global Health Care Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s objective is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

9 Formerly Great-West Lifetime 2055 Fund I – Class T

10 Formerly Great-West Lifetime 2015 Fund III– Class T, which acquired and merged with Great-West Lifetime 2015 Fund II, effective April 22, 2016.

11 Formerly Great-West Lifetime 2025 Fund III– Class T, which acquired and merged with Great-West Lifetime 2025 Fund II, effective April 22, 2016.

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Invesco V.I. Technology Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Research Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

JPMorgan Insurance Trust (advised by J.P. Morgen Investment Management Inc. of New York, New York)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio–Class 1 Shares seeks capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

JPMorgan Insurance Trust Small Cap Core Portfolio–Class 1 Shares seeks capital growth over the long term.

Lord Abbett Series Fund (advised by Lord, Abbett & Co. LLC.)

Developing Growth Portfolio (Class VC Shares) The Fund’s investment objective is long-term growth of capital.

MFS® Variable Insurance Trust (advised by Massachusetts Financial Service Company of Boston, Massachusetts)

MFS® VIT Research Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Value Series (Initial Class Shares) The Fund seeks capital appreciation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Guardian Portfolio (Class I Shares) The Fund seeks long-term growth of capital; current income is a secondary goal. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

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Neuberger Berman AMT Mid-Cap Growth Portfolio (Class S Shares) The Fund seeks growth of capital. Effective February 12, 2016, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of February 12, 2016, may continue to allocate Premium payments and Transfer amounts into and out of the Division.

Neuberger Berman AMT Large Cap Value Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.

Oppenheimer Variable Account Funds (advised by OFI Global Asset Management, Inc.)

Oppenheimer Main Street Small Cap Fund®/VA–Non-Service Shares seeks capital appreciation.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with prudent investment management.

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust (advised by Pioneer Investment Management, Inc.)

Pioneer Real Estate Shares VCT Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund (Class IA Shares) The Fund seeks long-term return consistent with the preservation of capital.

Putnam VT Global Equity Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Growth Opportunities Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

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Putnam VT Income Fund (Class IB Shares) The Fund seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IA Shares) The Fund seeks capital growth and, as a secondary objective, current income.

Putnam VT Multi-Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Putnam VT Research Fund (Class IA Shares) The Fund seeks capital appreciation.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

T. Rowe Price Variable Insurance Portfolio (advised by T. Rowe Price Associates, Inc.)

T. Rowe Price Blue Chip Growth Portfolio - Class II Shares The Fund’s objective is to provide long-term capital growth. Income is a secondary objective.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Emerging Markets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

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Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

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Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described in the “Market Timing & Excessive Trading” section below, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described below or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

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Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future

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interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and

(5) is the accrued mortality and expense charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

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The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.   Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

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Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

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Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers.  Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it

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unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

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Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.

Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

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Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

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•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account;
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units.  We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

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Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy).  If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance.  When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121” below.

Supplemental Benefits.  The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.

Term Life Insurance Rider.  This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

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If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider (Not available to individual purchasers).  This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

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Dollar Cost Averaging.  By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option.  By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium.   To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

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Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period.  During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

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We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums.  The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - - Expense Charge Applied to Premium,” above.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit.  If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

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Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option.  After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

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We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations - - Tax Treatment of Policy Benefits,” below.

Loans

Policy Loans.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

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Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement.   Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less

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•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment.   We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control.  In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held

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by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts.   Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

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Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue

46

in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

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Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes.  We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

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Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section  1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Senior Vice President, Legal and Chief Compliance Officer of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Cyber Security Risks

Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential owner information. Such system failures and cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the portfolios, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that we or the portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

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Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

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Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

A-1

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

A-2

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-3

Appendix B –

Information About How a Pre-2009 Policy and Optional Term Insurance Rider

(Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that

We Issued until April 30, 2011

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.	Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” in this prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.	Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Cost of Insurance (per $1000 Net Amount at Risk
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees	Monthly	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described in this prospectus. The benefits provided under each rider are summarized in the “Other Provisions and Benefits” sections of the prospectus.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

*Not available to individual Owners.

3.	Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed in this prospectus.

4.	Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed in the “Term Life Insurance Rider” section of this prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.	Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.	Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Information should be read in conjunction with the prospectus, dated April 22, 2016, which is available without charge by contacting Great- West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

April 22, 2016

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Statement of Additional Information in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

Great-West Life & Annuity Insurance

Company (a wholly-owned subsidiary of

GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2015 and 2014

and Related Statements of Income, Comprehensive Income (Loss),

Stockholder’s Equity and Cash Flows for Each of the Three Years in the

Period Ended December 31, 2015 and Report of Independent Registered

Public Accounting Firm

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income (loss), stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

February 29, 2016

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2015, and 2014

(In Thousands, Except Share Amounts)

	December 31,
	2015	2014
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,007,462 and $18,953,144)	$20,531,627	$20,162,078
Fixed maturities, held-for-trading, at fair value (amortized cost of $612,899 and $331,081)	615,839	338,543
Mortgage loans on real estate (net of valuation allowances of $2,890 and $2,890)	3,247,704	3,363,570
Policy loans	4,092,661	4,130,062
Short-term investments (amortized cost of $267,026 and $263,501)	267,026	263,501
Limited partnership and other corporation interests	40,980	49,421
Other investments	15,189	16,068

Total investments	28,811,026	28,323,243
Other assets:
Cash	34,362	12,775
Reinsurance receivable	604,946	611,270
Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”)	414,143	378,694
Investment income due and accrued	283,183	278,886
Collateral under securities lending agreements	—	13,741
Due from parent and affiliates	62,596	47,193
Goodwill	137,683	137,683
Other intangible assets	23,819	27,915
Other assets	874,918	773,651
Assets of discontinued operations	21,910	24,324
Separate account assets	26,631,193	27,718,844

Total assets	$57,899,779	$58,348,219

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2015, and 2014

(In Thousands, Except Share Amounts)

	December 31,
	2015	2014
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$27,110,981	$25,968,411
Policy and contract claims	354,899	339,104
Policyholders’ funds	299,577	335,484
Provision for policyholders’ dividends	55,481	58,577
Undistributed earnings on participating business	17,024	20,050

Total policy benefit liabilities	27,837,962	26,721,626

General liabilities:
Due to parent and affiliates	540,310	547,266
Commercial paper	93,371	98,589
Payable under securities lending agreements	—	13,741
Deferred income tax liabilities, net	137,116	314,616
Other liabilities	755,651	771,700
Liabilities of discontinued operations	21,910	24,324
Separate account liabilities	26,631,193	27,718,844

Total liabilities	56,017,513	56,210,706

Commitments and contingencies (See Note 21)

Stockholder’s equity:
Preferred stock, $ 1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $ 1 par value, 50,000,000 shares authorized; 7,232,986 and 7,032,000 shares issued and outstanding	7,233	7,032
Additional paid-in capital	840,874	777,664
Accumulated other comprehensive income	233,438	603,018
Retained earnings	800,721	749,799

Total stockholder’s equity	1,882,266	2,137,513

Total liabilities and stockholder’s equity	$57,899,779	$58,348,219

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2015	2014	2013
Revenues:
Premium income	$445,550	$446,395	$464,093
Fee income	944,526	729,179	618,244
Other revenue	13,563	7,506	7,355
Net investment income	1,254,430	1,228,388	1,091,389
Realized investment gains (losses), net:
Total other-than-temporary losses	(1,044)	(4,334)	(372)
Other-than-temporary (gains) losses transferred to other comprehensive income	(78)	—	(434)
Other realized investment gains (losses), net	84,832	151,705	(13,330)

Total realized investment gains (losses), net	83,710	147,371	(14,136)

Total revenues	2,741,779	2,558,839	2,166,945

Benefits and expenses:
Life and other policy benefits	636,855	643,420	650,584
(Decrease) increase in future policy benefits	(41,636)	(56,073)	5,575
Interest paid or credited to contractholders	583,319	575,400	505,698
Provision for policyholders’ share of (losses) earnings on participating business	(1,267)	(1,041)	3,976
Dividends to policyholders	57,356	60,739	66,258

Total benefits	1,234,627	1,222,445	1,232,091
General insurance expenses	1,078,996	780,991	650,347
Amortization of DAC and VOBA	100,589	44,845	59,645
Interest expense	38,588	37,286	37,329

Total benefits and expenses	2,452,800	2,085,567	1,979,412

Income before income taxes	288,979	473,272	187,533
Income tax expense	98,524	155,903	58,791

Net income	$190,455	$317,369	$128,742

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2015	2014	2013
Net income	$190,455	$317,369	$128,742

Components of other comprehensive income (loss)
Unrealized holding gains (losses), net, arising on available-for-
sale fixed maturity investments	(643,880)	586,458	(718,735)
Unrealized holding gains (losses), net, arising on cash flow
hedges	31,061	20,137	3,102
Reclassification adjustment for (gains) losses, net, realized in net income	(52,597)	(56,159)	(42,982)

Net unrealized gains (losses) related to investments	(665,416)	550,436	(758,615)

Future policy benefits, DAC and VOBA adjustments	65,245	(58,760)	190,995
Employee benefit plan adjustment	31,586	(95,886)	121,551

Other, net	96,831	(154,646)	312,546

Other comprehensive income (loss) before income taxes	(568,585)	395,790	(446,069)
Income tax expense (benefit) related to items of other comprehensive income	(199,005)	138,526	(156,124)

Other comprehensive income (loss) (1)	(369,580)	257,264	(289,945)

Total comprehensive income (loss)	$(179,125)	$574,633	$(161,203)

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses on fixed maturities available-for-sale, net of future policy benefits, DAC and VOBA adjustments and income taxes, in the amounts of $(6,596), $177, and $18,388 for the years ended December 31, 2015, 2014, and 2013, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2013	$7,032	$771,041	$635,699	$722,525	$2,136,297
Net income				128,742	128,742
Other comprehensive loss, net of income taxes			(289,945)		(289,945)
Dividends				(102,436)	(102,436)
Share-based compensation		2,578			2,578
Income tax benefit on share-based compensation		496			496

Balances, December 31, 2013	7,032	774,115	345,754	748,831	1,875,732
Net income				317,369	317,369
Other comprehensive income, net of income taxes			257,264		257,264
Dividends				(316,401)	(316,401)
Share-based compensation		3,384			3,384
Income tax benefit on share-based compensation		165			165

Balances, December 31, 2014	7,032	777,664	603,018	749,799	2,137,513
Net income				190,455	190,455
Other comprehensive loss, net of income taxes			(369,580)		(369,580)
Dividends				(139,533)	(139,533)
Common stock issuance	201	60,602			60,803
Share-based compensation		1,655			1,655
Income tax benefit on share-based compensation		953			953

Balances, December 31, 2015	$7,233	$840,874	$233,438	$800,721	$1,882,266

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2015	2014	2013
Cash flows from operating activities:
Net income	$190,455	$317,369	$128,742
Adjustments to reconcile net income to net cash provided by operating activities:
Losses allocated to participating policyholders	(1,267)	(1,041)	(804)
Amortization of premiums (accretion of discounts) on investments, net	(12,213)	(42,022)	(20,751)
Net realized (gains) losses on investments	(73,331)	(64,323)	(38,517)
Net proceeds (purchases) of trading securities	(277,510)	11,478	23,677
Interest credited to contractholders	577,548	571,860	507,987
Depreciation and amortization	139,735	76,461	81,061
Deferral of acquisition costs	(64,709)	(110,843)	(80,486)
Deferred income taxes	21,682	75,044	(24,087)
Contingent consideration	(17,600)	—	—
Amortization of low-income housing partnerships	4,563	21,713	31,918
Other, net	(3,072)	(4,984)	2,432
Changes in assets and liabilities:
Policy benefit liabilities	(273,507)	(151,096)	(49,980)
Reinsurance receivable	8,738	(18,054)	12,013
Investment income due and accrued	(4,385)	(8,951)	(12,448)
Other assets	(13,101)	(5,705)	(106,923)
Other liabilities	22,050	(6,568)	78,829

Net cash provided by operating activities	224,076	660,338	532,663

Cash flows from investing activities:
Proceeds from sales, maturities, and redemptions of investments:
Fixed maturities, available-for-sale	5,470,124	4,124,159	4,022,064
Mortgage loans on real estate	594,497	384,306	289,531
Limited partnership interests, other corporation interests, and other investments	6,833	7,555	22,200
Purchases of investments:
Fixed maturities, available-for-sale	(6,468,699)	(5,174,996)	(5,012,792)
Mortgage loans on real estate	(448,924)	(609,008)	(562,940)
Limited partnership interests, other corporation interests, and other investments	(1,527)	(2,983)	(3,706)
Net change in short-term investments	(2,238)	22,096	(27,955)
Policy loans, net	98,143	(11,169)	(4,370)
Acquisition payment	—	(28,356)	—
Purchases of furniture, equipment, and software	(78,778)	(35,537)	(20,618)

Net cash used in investing activities	(830,569)	(1,323,933)	(1,298,586)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2015	2014	2013
Cash flows from financing activities:
Contract deposits	$2,527,039	$2,709,043	$2,601,820
Contract withdrawals	(1,782,571)	(1,757,936)	(1,780,048)
Change in due to/from parent and affiliates	(22,359)	49,337	(14,724)
Dividends paid	(139,533)	(316,401)	(102,436)
Proceeds from issuance of common stock	60,803	—	—
Proceeds from financing element derivatives	—	5,516	51,832
Payments for and interest paid on financing element derivatives, net	(9,383)	(8,392)	(9,756)
Net commercial paper borrowings	(5,218)	(401)	1,003
Change in book overdrafts	(1,651)	(12,052)	13,840
Income tax benefit of stock option exercises	953	165	496

Net cash provided by financing activities	628,080	668,879	762,027

Net increase (decrease) in cash	21,587	5,284	(3,896)
Cash, beginning of year	12,775	7,491	11,387

Cash, end of year	$34,362	$12,775	$7,491

Supplemental disclosures of cash flow information:
Net cash received (paid) during the year for:
Income taxes	$(4,093)	$46,453	$(10,327)
Interest	(37,288)	(37,284)	(37,329)
Non-cash investing and financing transactions during the years:
Share-based compensation expense	$(1,655)	$(3,384)	$(2,578)
Contingent consideration (See Note 2)	—	(32,209)	—
Assets received from limited partnership investment distribution	—	—	(5,119)
Fixed maturity investments, available-for-sale acquired in reinsurance termination (See Note 4)	—	—	(44,104)
Policy loans acquired in reinsurance termination (See Note 4)	—	—	(6,468)
Fixed maturity investments, available-for-sale acquired in mortgage transfer (See Note 4)	—	—	(28,959)

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC, valuation of policy benefit liabilities, valuation of employee benefits plan obligation, and the valuation of deferred tax assets or liabilities, net, and valuation of contingent consideration. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.	The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. Also included in AOCI is net unrealized gain or loss resulting from foreign currency translations of fixed maturity investments denominated in foreign currencies.

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses), and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The Company recognizes the acquisition of its fixed maturity investments on a trade date basis.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

2.	Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees, and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations, and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.	Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance, and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;
•	The risks and rewards created by and shared through the entity; and
•	The entity’s participants’ ability to direct the activities, receive its benefits, and absorb its losses.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

5.	Short-term investments include securities purchased with investment intent, with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost.

6.	The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Cash collateral which is invested is recognized along with any cash collateral not invested within collateral under securities lending agreements in the accompanying consolidated balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

7.	The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry, or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, interest rate swap futures, and other forward contracts. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the consolidated balance sheets the fair value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Depending on whether the derivative instrument is designated a cash flow hedge or not qualifying for hedge accounting, the changes in fair value resulting from foreign currency translations are recorded in AOCI or net investment income, respectively. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies, or equity markets may cause the Company to experience volatility in net income.

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions are utilized to enhance the return of the Company’s investment portfolio and are accounted for as derivative instruments not qualifying for hedge accounting. The Company purchases agency mortgage-backed TBAs yet does not always take physical delivery of a security but rather may roll the security into the next month. The Company generally takes physical delivery of a security before year end. Changes in fair value on open TBA transactions are recorded in net investment income while realized investment gains or losses are recorded once the Company cash settles or accepts physical delivery of a security.

As part of its hedging strategy, the Company may enter into certain derivative transactions where a cash investment is made by one party. Certain derivative instruments that contain a financing element at inception and where the Company is deemed to be the borrower are included in financing activities in the consolidated statements of cash flows. The cash flows from all other derivative transactions are included in operating activities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities, and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and fee revenue based on equity market performance, and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures, and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers, and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•	Asset-backed, residential mortgage-backed, commercial mortgage-backed securities, and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.
•	U.S. states and their subdivisions - material event notices.
•	Short-term investments - valued based on amortized cost due to their short term nature and high credit quality of the issuers.
•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows, and news sources.
•	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•	Common collective trusts - the net asset value based on the underlying trust investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.
•	Defined benefit plan limited partnership investments - capital account or net asset value adjusted for other relevant information.
•	GLWB - internal models utilizing long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts, in the amounts of $137 and $1,788, are included in other liabilities at December 31, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated useful life up to five years. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $93,646 and $66,012, are included in other assets at December 31, 2015, and 2014, respectively. The Company capitalized $47,895, $31,473, and $14,640 of internal use software development costs during the years ended December 31, 2015, 2014, and 2013, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”)

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives, and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits on an annual basis. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. It is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and non-competition intangible asset in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from two to 18 years (weighted average 15 years), primarily based on the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $15,955,510 and $15,349,322 at December 31, 2015, and 2014, respectively, are computed on the basis of assumed investment yield, mortality, morbidity, and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $11,104,721 and $10,569,147 at December 31, 2015, and 2014, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality, and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Minimum guarantees

The Company calculates additional liabilities for certain variable annuity guaranteed death benefits. The additional reserve for such products recognizes the portion of contract assessments received to compensate the Company for death benefits. Reserves for annuity guaranteed minimum death benefits (“GMDB”) are determined by estimating the present value of expected benefits in excess of the projected account balance. Expected experience is based on a range of inputs and scenarios. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

The Company also offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company also assumes risk by participating in yearly renewable term and coinsurance agreements.

For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits, and policy and contract claims ceded to (assumed from) other insurance companies, are carried as a reinsurance receivable (payable) in the accompanying consolidated balance sheets. Premiums, fee income, and policyholder benefits are reported net of reinsurance ceded (assumed) in the accompanying consolidated statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $6,890,616 and $6,804,898 at December 31, 2015, and 2014, respectively. Participating business composed approximately 10% and 9% of the Company’s individual life insurance in-force at December 31, 2015, and 2014, respectively, and 20%, 21%, and 32% of individual life insurance premium income for the years ended December 31, 2015, 2014, and 2013, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that is accounted for as an equity award that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Lifeco plan provides for granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

The Company maintains a Performance Share Unit Plan (“PSU plan”) that is accounted for as a liability award for senior executives of the Company. Under the PSU plan, performance share units are granted to certain senior executives of the Company, having a value equal to the participants’ deferred incentive compensation for the period. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The Company uses the fair value method to recognize the cost of share-based employee compensation under the PSU plan.

2.  Acquisition

Putnam Retirement Business

Description of transaction

On January 1, 2015, the Company acquired the retirement business of Putnam Investments, LLC (“Putnam”), an affiliate of the Company. The transaction was accounted for as a combination between entities under common control. As such, the assets and liabilities acquired from Putnam were recorded at historical cost as of January 1, 2015. In exchange for cash paid in the amount of $4,114, the Company acquired $11,501 of other assets, assumed $7,717 of other liabilities, and recognized a dividend of $330. The 2015 amounts presented are aligned with the new business structure which includes the Putnam retirement business, while the 2014 comparative amounts reflect the previous structure which excludes the Putnam retirement business as the amounts are considered immaterial.

J.P. Morgan Retirement Plan Services

Description of transaction

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market record-keeping business. This acquisition transformed the Company, together with Putnam, into the second largest provider based on number of participants in the U.S. defined contribution market.

Allocation of purchase price

During the fourth quarter of 2014, the Company substantially completed its comprehensive evaluation of the fair value of the net assets acquired from RPS and the purchase price allocation. As a result, initial goodwill of $50,249 recognized upon the acquisition of RPS on August 29, 2014 in the Acquisition note to the September 30, 2014 condensed, consolidated interim unaudited financial statements was adjusted in the fourth quarter of 2014, as a result of valuations received during the measurement period. Adjustments were made to the provisional amounts disclosed in the September 30, 2014 condensed, consolidated interim unaudited financial statements for the recognition and measurement of intangible assets, contingent consideration, accounts receivable, other assets, and accrued expenses and other liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

At December 31, 2014, the Company updated the previously reported allocation of purchase price as of September 30, 2014 for the measurement period adjustments that are reflected in the table below:

	As of September 30, 2014 (Unaudited)	Measurement Period Adjustment	As of December 31, 2014
Assets acquired and goodwill:
Goodwill (1)	$50,249	$(17,821)	$32,428
Other intangible assets (2)	—	16,291	16,291
Other assets
Fixed assets (3)	12,680	—	12,680
Accounts receivable (4)	24,050	105	24,155
Other (4)	1,224	(122)	1,102

Total other assets	37,954	(17)	37,937

Total assets acquired and goodwill	88,203	(1,547)	86,656

Liabilities assumed and contingent consideration:
Other liabilities
Accrued expenses and other (4)	26,108	772	26,880
Contingent consideration (5)	33,739	(1,530)	32,209

Total other liabilities	59,847	(758)	59,089

Total liabilities assumed and contingent consideration	$59,847	$(758)	$59,089

(1) Goodwill

Goodwill is calculated as the excess of the purchase price over the net assets recognized and represents the future economic benefits arising from other assets acquired and liabilities assumed that could not be individually identified (Level 3). Total goodwill resulting from the acquisition, in the amount of $32,428, is allocated to the Retirement Services segment. No portion of goodwill is expected to be deductible for tax purposes.

(2) Other Intangible Assets

Other intangible assets include customer relationships and non-competition intangible assets. The fair value of the customer relationships intangible asset was determined using the excess earnings method under the income approach (Level 3). This valuation method is based on first forecasting revenue for the existing customer base and then applying expected attrition rates. The operating cash flows are calculated by determining the cost required to generate revenue from the existing customer base. Key assumptions include projections of revenues generated from existing customers which includes an estimated rate of attrition, projections of operating expenses, and a discount rate of 14%.

The fair value of the non-competition intangible asset was determined using the with and without method under the income approach (Level 3). The premise associated with this valuation approach is that the value of an asset is represented by the differences in the subject business’ cash flows under scenarios where a) the asset is present and is used in operations; and b) the asset is absent and not used in operations. Such differences may arise due to additional revenue and/or cost savings associated with having the asset in place. Cash flow differentials are then discounted to present value to arrive at an estimate of fair value for the asset. Key assumptions include projected cash flows with the non-competition agreement in place, projected cash flows without the non-competition agreement in place, the expected time period under which the cash flow differences would occur, the probability of competition and success and a discount rate of 14%.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

(3) Fixed Assets

The fair value of property, plant and equipment and software was determined using a cost approach and a market approach (Level 2). The cost approach is based on current replacement cost and/or reproduction costs of the assets as new less depreciation attributable to physical, functional and economic factors. The market approach is based on market data for similar assets.

(4) Accounts receivable, other assets and accrued expenses and other liabilities

Accounts receivable, other assets and accrued expenses and other liabilities are current assets and liabilities that are generally carried at fair value which is approximated from the carrying value (Level 2).

(5) Contingent consideration

The Company is obligated to make an additional earnout payment based on the retention of aggregated revenue, as defined in the Purchase and Sale Agreement, 24 months after the close date. As such, the remaining earnout payment is due on August 29, 2016. The potential undiscounted amount of the earnout payment that the Company could be required to make under the contingent consideration arrangement is between zero and $50,000.

During the fourth quarter of 2015, the Company received notification from certain RPS customers terminating their contract with the Company. As a result, the Company reduced its retention rate expectation which is an input to the calculation of the contingent consideration liability. Due to the decline in the retention rate, the contingent consideration was reduced by $17,600 which was recognized in general insurance expenses. The contingent consideration liability was $14,609 and $32,209 for the years-ended December 31, 2015, and 2014, respectively. The fair value of the contingent consideration is estimated by a discounted cash flow model (Level 3) which calculates the present value of a probability-weighted earnout using a discount rate of 3%. An increase to the retention rate would increase the liability while a decrease to the retention rate would decrease the liability.

Revenues and earnings of the acquiree

RPS contributed revenue and net income (loss), included in the consolidated statements of income, as follows:

	Year Ended December 31,
	2015	2014
Revenue	$182,759	$54,267
Net loss	(944)	(3,416)

Costs related to acquisition

The Company incurred $2,859 of acquisition costs for the year ended December 31, 2014. Such costs have been expensed as incurred and are included in general insurance expenses.

Pro-forma information

Supplementary pro-forma revenues and net earnings for the combined entity, as though the acquisition date for this business combination had been as of January 1, 2014 and 2013, respectively, have not been included as it is impracticable since historical records are not available.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

3.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU No. 2014-11”). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for public business entities for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of the accounting pronouncement did not have an impact on the Company’s financial position or results of operations. The Company has included additional disclosures in Note 5 to these financial statements around collateral pledged for secured lending transactions on a prospective basis.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606) (“ASU No. 2014-09”). The update outlines a comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to other fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and record-keeping services, and investment advisory services. The core principle of the model requires that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. In adopting ASU No. 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2017, based upon an update issued by the FASB in August 2015. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis (Topic 810). The update primarily amends the criteria used to evaluate whether certain variable interest entities should be consolidated. The update also modifies the criteria used to determine whether partnerships and similar entities are variable interest entities. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted, including in the interim periods. The Company does not expect the adoption of this ASU to have a material effect on the Company’s consolidated financial position or results of operations.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement (Subtopic 350-40). The update requires the Company to determine if the cloud computing arrangement contains a software license and if so, apply the accounting requirements for other intangible assets. The update also supersedes the requirement to apply lease accounting requirements by analogy for lease classification. If the arrangement is not a software license, then the Company applies accounting requirements for a service requirement. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted. The Company does not expect the adoption of this ASU to have a material effect on the Company’s consolidated financial position or results of operations.

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts (Topic 944). The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2015, and for interim reporting periods within annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact of this update on its consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (Subtopic 825-10). The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The ASU also permits early adoption of the own credit provision. The Company is currently evaluating the impact of this update on its consolidated financial statements.

4.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets are the following amounts related to reinsurance ceded to and assumed from related parties:

	December 31,
	2015	2014
Reinsurance receivable	$530,213	$529,921
Future policy benefits	1,724,797	1,812,077

Included in the consolidated statements of income are the following related party amounts:

	Year Ended December 31,
	2015	2014	2013
Premium income, net of related party premiums ceded of $15,731, $13,901, and $(30,114)	$68,722	$71,453	$137,785
Life and other policy benefits, net of reinsurance recoveries of $6,494, $4,594, and $(536)	193,215	209,102	216,809
Decrease in future policy benefits	(52,842)	(46,915)	(2,556)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets, or other similar drivers.

		Year Ended December 31,			Financial
Description	Related party	2015	2014	2013	statement line

Provides corporate support service	The Canada Life Assurance Company (“CLAC”) (1), Great- West Life Assurance Company (“Great-West Life”) (1), MAM Holding Inc. (1), and Putnam (2)	$(4,115)	$(2,055)	$(1,971)	General insurance expense
Receives corporate support services	CLAC (1), Great-West Life (1), Great West Global (1), and Putnam (2)	12,609	4,053	2,556	General insurance expense
Provides investment advisory and administrative services to U.S. branches of Lifeco insurance subsidiaries	CLAC (1) and Great-West Life (1)	1,710	1,803	2,586	Net investment income
Provides investment advisory and administrative services to Canadian subsidiaries of Lifeco	CLAC (1), Great-West Life (1), and London Life Financial Corporation (“London Life”) (1)	3,882	3,912	4,487	Fee income
Provides record-keeping services	CLAC (1) and Putnam (2)	377	13,956	10,625	Fee income
Provides U.S. tax services	London Life (1), LRG (US) Inc. (1), Putnam (2), Thomas H. Lee Partners L.P. (1), and CLAC (1)	(533)	(402)	(361)	General insurance expense
Provides shareholder services	Putnam (2)	5,531	—	—	Fee income
Receives reimbursement from tax	Putnam (2)	13,563	7,506	—	Other revenue
sharing indemnification related to state and local tax liabilities		—	—	8,114	Fee income
Received internally developed internal use software	Putnam (2)	2,226	1,008	—	Other assets

(1) An indirect wholly-owned subsidiary of Lifeco

(2) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2015	2014

GWL&A Financial	On account	On demand	$38,864	$32,572
Lifeco U.S.	On account	On demand	11,783	13,369
Putnam	On account	On demand	9,547	—
Other related party receivables	On account	On demand	2,402	1,252

Total			$62,596	$47,193

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2015	2014

GWL&A Financial (1)	Surplus note	November 2034	$194,474	$194,446
GWL&A Financial (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial	Note interest	May 2016	4,701	4,701
Putnam	On account	On demand	—	7,257
CLAC	On account	On demand	4,021	3,986

Great-West Life	On account	On demand	1,936	1,739
London Life	On account	On demand	1,778	1,737

Total			$540,310	$547,266

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,474 and $194,446 at December 31, 2015, and 2014, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears each May and November. The note matures on November 14, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears each May and November until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below 2.5 times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,059 for the years ended December 31, 2015, 2014, and 2013. Included in other liabilities on the consolidated balance sheets at December 31, 2015, and 2014 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,176,680 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2015, and 2014 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $520,753 and $522,180 of funds withheld assets as of December 31, 2015, and 2014, respectively. CLAC pays the Company, on a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum. The interest income, in the amount of $22,165, $21,295, and $20,876, is included in net investment income for the years ended December 31, 2015, 2014, and 2013, respectively.

A subsidiary of the Company, Great-West Capital Management, LLC, serves as a Registered Investment Advisor to Great-West Funds, Inc., an affiliated open-end management investment company, to several affiliated insurance company separate accounts, and to Great-West Trust Company, LLC, an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. Additionally, effective May 1, 2015, Great-West Funds, Inc. entered into an Administrative Services Agreement with the Company. Pursuant to the Administrative Services Agreement, the Company provides recordkeeping and administrative services to shareholders and account owners, and receives from certain share classes of the fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Included in fee income on the consolidated statements of income are $138,936, $126,726, and $107,854 of advisory, management, and trustee fee income from these affiliated entities for the years ended December 31, 2015, 2014, and 2013, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2015, 2014, and 2013, these purchases totaled $146,547, $132,961, and $198,107, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $309,108 and $343,471 at December 31, 2015, and 2014, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On January 1, 2013, the Company terminated its reinsurance agreement with its affiliate, CLAC, pursuant to which it had ceded certain participating life business on a coinsurance basis.

The Company recorded the following on January 1, 2013, in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$42,297
Other revenue	7,355

Total	49,652

Increase in future policy benefits	41,297
Dividends to policyholders	1,000

Total	42,297

Participating policyholders’ net income before income taxes	7,355
Income tax expense	2,574

Participating policyholders’ income	4,781

Provision for policyholders’ share of earnings on participating business	4,781

Net income available to shareholder	$—

In 2013, the Company performed its regular review of the investment portfolios. As a result of that review, on December 1, 2013, the Company transferred $3,862 of cash and two mortgages with a market value of $28,959 to CLAC in exchange for four fixed maturity investments with a market value of $32,821. As a result of the transaction, the Company recognized realized investment loss of $1,041.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

5.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,291,167	$55,193	$4,608	$3,341,752	$—
Obligations of U.S. states and their subdivisions	1,988,214	238,862	7,903	2,219,173	50
Foreign government securities	2,291	—	5	2,286	—
Corporate debt securities (2)	12,388,886	437,207	320,381	12,505,712	(1,810)
Asset-backed securities	1,196,326	128,406	13,362	1,311,370	(86,474)
Residential mortgage-backed securities	122,146	4,734	1,508	125,372	(123)
Commercial mortgage-backed securities	1,009,320	19,117	11,529	1,016,908	—
Collateralized debt obligations	9,112	—	58	9,054	—

Total fixed maturities	$20,007,462	$883,519	$359,354	$20,531,627	$(88,357)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $149,062 and estimated fair value of $116,423.

	December 31, 2014
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,478,153	$70,597	$1,494	$3,547,256	$—
Obligations of U.S. states and their subdivisions	1,885,715	287,668	899	2,172,484	—
Foreign government securities	2,455	—	4	2,451	—
Corporate debt securities (2)	11,258,517	763,036	82,104	11,939,449	(2,228)
Asset-backed securities	1,263,089	149,152	13,702	1,398,539	(96,603)
Residential mortgage-backed securities	167,793	7,368	1,932	173,229	(185)
Commercial mortgage-backed securities	886,748	32,556	1,099	918,205	—
Collateralized debt obligations	10,674	—	209	10,465	—

Total fixed maturities	$18,953,144	$1,310,377	$101,443	$20,162,078	$(99,016)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $157,742 and estimated fair value of $131,799.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

See Note 8 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2015
	Amortized cost	Estimated fair value
Maturing in one year or less	$639,396	$663,243
Maturing after one year through five years	3,585,421	3,779,455
Maturing after five years through ten years	5,394,204	5,439,202
Maturing after ten years	5,126,013	5,240,709
Mortgage-backed and asset-backed securities	5,262,428	5,409,018

Total fixed maturities	$20,007,462	$20,531,627

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by the U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2015	2014	2013
Proceeds from sales	$4,187,547	$2,705,999	$2,518,568
Gross realized gains from sales	47,965	47,852	71,758
Gross realized losses from sales	6,476	1,229	27,792

Included in net investment income are unrealized gains (losses) of $(2,241), $3,119, and $(9,447) on held-for-trading fixed maturity investments still held at December 31, 2015, 2014, and 2013, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31, 2015	December 31, 2014
Principal	$3,242,627	$3,356,374
Unamortized premium (discount) and fees, net	7,967	10,086
Mortgage provision allowance	(2,890)	(2,890)

Total mortgage loans	$3,247,704	$3,363,570

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2015, and 2014, respectively.

	December 31, 2015	December 31, 2014
Performing	$3,249,129	$3,366,460
Non-performing	1,465	—

Total	$3,250,594	$3,366,460

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2015	2014	2013
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$2,890	$2,890	$2,890
Provision increases	—	—	273
Charge-off	—	—	(273)
Recovery	—	—	—
Provision decreases	—	—	—

Ending balance	$2,890	$2,890	$2,890

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$2,890	$2,890	$2,890

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$3,250,594	$3,366,460	$3,137,145
Individually evaluated for impairment	14,031	12,986	13,906
Collectively evaluated for impairment	3,236,563	3,353,474	3,123,239

Limited partnership and other corporation interests - At December 31, 2015, and 2014, the Company had $40,980 and $49,421, respectively, invested in limited partnership and other corporation interests. Included in limited partnership interests are investments in low-income housing limited partnerships (“LIHLP”) that qualify for federal and state tax credits and ownership interests in pooled investment funds.

The Company has determined each investment in LIHLP to be considered a VIE but consolidation is not required because the Company has no power through voting rights or similar rights to direct the activities that most significantly impact the entities’ economic performance. As a 99% limited partner in various upper-tier LIHLPs, the Company expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The general partner is most closely involved in the development and management of the LIHLP project and has a small ownership percentage of the partnership.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $2,728 and $7,464 at December 31, 2015, and 2014, respectively.

Special deposits - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $14,000 and $14,612 at December 31, 2015, and 2014, respectively.

Securities lending - Securities with a cost or amortized cost of zero and $15,252 and estimated fair values of zero and $15,423 were on loan under the program at December 31, 2015, and 2014, respectively. The Company received cash of zero and $13,741 and securities with a fair value of zero and $2,131 as collateral at December 31, 2015, and 2014, respectively.

The following table summarizes the collateral pledged by the Company under the securities lending program, by class of investment. Under the securities lending program the collateral pledged is, by definition, the securities loaned against the assets borrowed.

	December 31, 2015	December 31, 2014
Securities lending transactions
U.S. government direct obligations and U.S. agencies	$—	$11,148
Corporate debt securities	—	4,275

Total secured borrowings	$—	$15,423

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company’s securities lending agreements are open agreements, meaning the borrower can return and the Company can recall the loaned securities at any time. The assets and liabilities associated with securities lending program are not subject to master netting arrangements and are not offset in the consolidated balance sheets.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2015
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss and OTTI	fair value	loss and OTTI	fair value	loss and OTTI
U.S. government direct obligations and U.S. agencies	$1,357,822	$4,101	$23,604	$507	$1,381,426	$4,608
Obligations of U.S. states and their subdivisions	267,581	7,903	—	—	267,581	7,903
Foreign government securities	2,286	5	—	—	2,286	5
Corporate debt securities	4,412,965	202,874	552,791	117,507	4,965,756	320,381
Asset-backed securities	247,082	4,372	182,404	8,990	429,486	13,362
Residential mortgage-backed securities	—	—	18,625	1,508	18,625	1,508
Commercial mortgage-backed securities	429,175	11,154	44,498	375	473,673	11,529
Collateralized debt obligations	9,054	58	—	—	9,054	58

Total fixed maturities	$6,725,965	$230,467	$821,922	$128,887	$7,547,887	$359,354

Total number of securities in an unrealized loss position		558		106		664

	December 31, 2014
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss and OTTI	fair value	loss and OTTI	fair value	loss and OTTI
U.S. government direct obligations and U.S. agencies	$566,335	$503	$74,322	$991	$640,657	$1,494
Obligations of U.S. states and their subdivisions	18,280	218	41,064	681	59,344	899
Foreign government securities	2,451	4	—	—	2,451	4
Corporate debt securities	836,263	16,775	764,528	65,329	1,600,791	82,104
Asset-backed securities	88,312	849	200,072	12,853	288,384	13,702
Residential mortgage-backed securities	4,663	11	24,052	1,921	28,715	1,932
Commercial mortgage-backed securities	35,015	127	57,333	972	92,348	1,099
Collateralized debt obligations	10,465	209	—	—	10,465	209

Total fixed maturities	$1,561,784	$18,696	$1,161,371	$82,747	$2,723,155	$101,443

Total number of securities in an unrealized loss position		134		153		287

Fixed maturity investments - Total unrealized losses and OTTI increased by $257,911, or 254%, from December 31, 2014, to December 31, 2015. The increase in unrealized losses was within corporate debt securities which have been influenced by market conditions with widening credit spreads resulting in generally lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months increased by $46,140 from December 31, 2014, to December 31, 2015. Corporate debt securities account for 91%, or $117,507, of the unrealized losses and OTTI greater than twelve months at December 31, 2015. Non-investment grade corporate debt securities account for $14,096 of the unrealized losses and OTTI greater than twelve months, and $10,222 of the losses are on perpetual debt investments issued by investment grade rated banks in the United Kingdom. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Asset-backed securities account for 7% of the unrealized losses and OTTI greater than twelve months at December 31, 2015. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2015	2014	2013
Beginning balance	$119,532	$167,961	$167,788
Additions:
Initial impairments - credit loss on securities not previously impaired	759	—	—
Credit loss recognized on securities previously impaired	—	—	173
Reductions:
Due to sales, maturities, or payoffs during the period	(559)	(646)	—
Due to increases in cash flows expected to be collected that are recognized over the remaining life of the security	(17,389)	(47,783)	—

Ending balance	$102,343	$119,532	$167,961

Net Investment Income

The following table summarizes net investment income:

	Year Ended December 31,
	2015	2014	2013
Investment income:
Fixed maturity and short-term investments	$796,133	$816,907	$766,367
Mortgage loans on real estate	150,284	149,497	147,944
Policy loans	206,081	207,013	206,718
Limited partnership interests	10,462	9,128	9,131
Net interest on funds withheld balances under reinsurance agreements, related party	22,165	21,295	20,876
Derivative instruments (1)	78,655	39,533	(44,610)
Other	9,228	5,008	3,321

	1,273,008	1,248,381	1,109,747
Investment expenses	(18,578)	(19,993)	(18,358)

Net investment income	$1,254,430	$1,228,388	$1,091,389

(1) Includes gains (losses) on the hedged asset for fair value hedges.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2015	2014	2013
Realized investment gains (losses):
Fixed maturity and short-term investments	$46,027	$54,219	$37,312
Derivative instruments	5,840	90,504	(62,077)
Mortgage loans on real estate	31,841	6,857	10,895
Other	2	(4,209)	(266)

Realized investment gains (losses)	$83,710	$147,371	$(14,136)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

6.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements or Master Securities Forward Transaction Agreements (“MSFTA”) with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The MSFTA contain provisions which do not stipulate a threshold for default and only apply to debt obligations between the Company and the specific counterparty. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $76,107 and $141,653 as of December 31, 2015, and 2014, respectively. The Company had pledged collateral related to these derivatives of $45,940 and $106,110 as of December 31, 2015, and 2014, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2015, the fair value of assets that could be required to settle the derivatives in a net liability position was $30,167.

At December 31, 2015, and 2014, the Company had pledged $50,924 and $106,110 of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $19,060 and $791 of unrestricted cash collateral to the Company to satisfy collateral netting agreements, respectively.

At December 31, 2015, the Company estimated $9,411 of net derivative gains related to cash flow hedges included in AOCI will be reclassified into net income within the next twelve months. Gains and losses included in AOCI are reclassified into net income when the hedged item affects earnings.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments and are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, over-the-counter (“OTC”) interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures, and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing.

Cross-currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, hedge accounting is not always elected.

Equity contracts

Futures on equity indices are used to reduce the Company’s exposure to equity market risks; however, hedge accounting is not elected. The Company is hedging the risk of declining equity market values having an adverse effect on fee income collected on equity funds. The Company also uses futures on equity indices to offset changes in GLWB liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Other contracts

The Company uses forward settling to be announced (“TBA”) securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions enhance the return on the Company’s investment portfolio and provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual agency mortgage-backed pools. As the Company does not regularly accept delivery of such securities, they are accounted for as derivatives but hedge accounting is not elected. The Company had no open TBA contracts at either December 31, 2015, or 2014.

The following tables summarize the notional amount and fair value of derivative financial instruments, excluding embedded derivatives:

	December 31, 2015
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$143,800	$11,843	$11,843	$—
Cross-currency swaps	380,873	28,714	28,736	22

Total cash flow hedges	524,673	40,557	40,579	22

Total derivatives designated as hedges	524,673	40,557	40,579	22

Derivatives not designated as hedges:
Interest rate swaps	303,600	3,240	8,295	5,055
Futures on equity indices	29,310	—	—	—
Interest rate futures	117,200	—	—	—
Interest rate swaptions	151,204	189	189	—
Cross-currency swaps	662,935	(51,759)	19,537	71,296

Total derivatives not designated as hedges	1,264,249	(48,330)	28,021	76,351

Total derivative financial instruments	$1,788,922	$(7,773)	$68,600	$76,373

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2014
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$17,746	$17,746	$—
Cross-currency swaps	174,245	2,322	5,143	2,821

Total cash flow hedges	358,445	20,068	22,889	2,821

Fair value hedges:
Interest rate swaps	78,000	1,506	1,637	131

Total fair value hedges	78,000	1,506	1,637	131

Total derivatives designated as hedges	436,445	21,574	24,526	2,952

Derivatives not designated as hedges:
Interest rate swaps	128,100	4,402	6,246	1,844
Futures on equity indices	5,505	—	—	—
Interest rate futures	17,958	—	—	—
Interest rate swaptions	293,964	271	271	—
Cross-currency swaps	662,935	(127,230)	4,561	131,791

Total derivatives not designated as hedges	1,108,462	(122,557)	11,078	133,635

Total derivative financial instruments	$1,544,907	$(100,983)	$35,604	$136,587

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. The average notional outstanding during the year ended December 31, 2015, was $443,589, $937,242, $111,801, $212,299, and $5,014,845 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively. The average notional outstanding during the year ended December 31, 2014, was $340,262, $732,581, $21,702, $407,552, and $4,217,408 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present the effect of derivative instruments in the consolidated statements of income reported by cash flow hedges, fair value hedges, and economic hedges, excluding embedded derivatives:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)
	Year Ended December 31,			Year Ended December 31,
	2015	2014	2013	2015	2014	2013
Cash flow hedges:
Interest rate swaps	$2,228	$9,096	$(12,285)	$6,779	$7,462	$5,067	(A)
Interest rate swaps	—	—	—	3,634	—	—	(B)
Cross-currency swaps	28,833	11,041	15,387	2,101	1,030	—	(A)
Cross-currency swaps	—	—	—	—	(154)	—	(B)
Interest rate futures	—	—	—	(134)	70	63	(A)

Total cash flow hedges	$31,061	$20,137	$3,102	$12,380	$8,408	$5,130

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives				Gain (loss) on hedged assets
	recognized in net income				recognized in net income
	Year Ended December 31,				Year Ended December 31,
	2015	2014	2013		2015	2014	2013
Fair value hedges:
Interest rate swaps	$(1,507)	$(3,444)	$6,342	(A)	$—	$—	$—
Interest rate swaps	773	—	1,909	(B)	—	—	—
Items hedged in interest rate swaps	—	—	—		1,511	3,439	(5,308)	(A)
Items hedged in interest rate swaps	—	—	—		(773)	—	(2,943)	(B)

Total fair value hedges	$(734)	$(3,444)	$8,251		$738	$3,439	$(8,251)

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year Ended December 31,
	2015		2014		2013
Derivatives not designated as hedging instruments:
Futures on equity indices	$(284)	(A)	$(41)	(A)	$(97)	(A)
Futures on equity indices	(527)	(B)	(534)	(B)	(3,396)	(B)
Interest rate swaps	(1,094)	(A)	6,508	(A)	(3,668)	(A)
Interest rate swaps	—	(B)	—	(B)	(622)	(B)
Interest rate futures	(65)	(A)	(51)	(A)	(458)	(A)
Interest rate futures	1	(B)	305	(B)	303	(B)
Interest rate swaptions	2,868	(A)	2,424	(A)	3,241	(A)
Interest rate swaptions	(3,115)	(B)	(3,578)	(B)	(2,828)	(B)
Other forward contracts	5,074	(B)	94,465	(B)	(57,442)	(B)
Cross-currency swaps	69,819	(A)	24,588	(A)	(50,111)	(A)

Total derivatives not designated as hedging instruments	$72,677		$124,086		$(115,078)

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Embedded derivative - GLWB

The Company offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

The estimated fair value of the GLWB was $11,257 at December 31, 2015. The changes in fair value of the GLWB were $11,257 for the year ended December 31, 2015.

7.  Summary of Offsetting Assets and Liabilities

The Company enters into derivative transactions with several approved counterparties. The Company’s derivative transactions are generally governed by MSFTA or ISDA Master Agreements which provide for legally enforceable set-off and close-out netting in the event of default or bankruptcy of the Company’s counterparties. The Company’s MSFTA and ISDA Master Agreements generally include provisions which require both the pledging and accepting of collateral in connection with its derivative transactions. These provisions have the effect of securing each party’s position to the extent of collateral held. The following tables summarize the effect of master netting arrangements on the Company’s financial position in the normal course of business and in the event of default or bankruptcy of the Company’s counterparties:

	December 31, 2015
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$ 66,435	$(38,236)	$19,060	$9,139
Derivative instruments (liabilities) (3)	76,107	(38,236)	(37,871)	—

	December 31, 2014
		Gross fair value not offset
		in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$ 32,895	$(32,595)	$279	$21
Derivative instruments (liabilities) (3)	140,655	(32,595)	(105,929)	2,131

(1) The gross fair value of derivative instruments are not netted against offsetting liabilities for presentation on the consolidated balance sheets.

(2) The estimated fair value of derivative instrument assets is reported in other assets in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

(3) The estimated fair value of derivative instrument liabilities is reported in other liabilities in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

8.   Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,341,752	$—	$3,341,752
Obligations of U.S. states and their subdivisions	—	2,219,173	—	2,219,173
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	12,501,174	4,538	12,505,712
Asset-backed securities	—	1,311,370	—	1,311,370
Residential mortgage-backed securities	—	125,372	—	125,372
Commercial mortgage-backed securities	—	1,016,908	—	1,016,908
Collateralized debt obligations	—	9,054	—	9,054

Total fixed maturities available-for-sale	—	20,527,089	4,538	20,531,627

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	558,208	—	558,208
Corporate debt securities	—	56,566	—	56,566
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held-for-trading	—	615,839	—	615,839

Short-term investments	132,288	134,738	—	267,026
Collateral under derivative counterparty collateral agreements	69,984	—	—	69,984
Derivative instruments designated as hedges:
Interest rate swaps	—	11,843	—	11,843
Cross-currency swaps	—	28,736	—	28,736
Derivative instruments not designated as hedges:
Interest rate swaps	—	8,295	—	8,295
Interest rate swaptions	—	189	—	189
Cross-currency swaps	—	19,537	—	19,537

Total derivative instruments	—	68,600	—	68,600
Separate account assets	15,249,966	11,381,227		26,631,193

Total assets	$15,452,238	$32,727,493	$4,538	$48,184,269

Liabilities
Collateral under derivative counterparty collateral agreements	$19,060	$—	$—	$19,060
Derivative instruments designated as hedges:
Cross-currency swaps	—	22	—	22
Derivative instruments not designated as hedges:
Interest rate swaps	—	5,055	—	5,055
Cross-currency swaps	—	71,296	—	71,296

Total derivative instruments	—	76,373	—	76,373

Embedded derivatives - GLWB	—	—	11,257	11,257
Separate account liabilities (1)	24	290,293	—	290,317

Total liabilities	$19,084	$366,666	$11,257	$397,007

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,547,256	$—	$3,547,256
Obligations of U.S. states and their subdivisions	—	2,172,484	—	2,172,484
Foreign government securities	—	2,451	—	2,451
Corporate debt securities	—	11,933,607	5,842	11,939,449
Asset-backed securities	—	1,398,503	36	1,398,539
Residential mortgage-backed securities	—	173,229	—	173,229
Commercial mortgage-backed securities	—	918,205	—	918,205
Collateralized debt obligations	—	10,465	—	10,465

Total fixed maturities available-for-sale	—	20,156,200	5,878	20,162,078

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	279,602	—	279,602
Corporate debt securities	—	57,850	—	57,850
Asset-backed securities	—	—	—	—
Commercial mortgage-backed securities	—	1,091	—	1,091

Total fixed maturities held-for-trading	—	338,543	—	338,543

Short-term investments	156,935	106,566	—	263,501
Collateral under securities lending agreements	13,741	—	—	13,741
Collateral under derivative counterparty collateral agreements	106,901	—	—	106,901
Derivative instruments designated as hedges:
Interest rate swaps	—	19,383	—	19,383
Cross-currency swaps	—	5,143	—	5,143
Derivative instruments not designated as hedges:
Interest rate swaps	—	6,246	—	6,246
Interest rate swaptions	—	271	—	271
Cross-currency swaps	—	4,561	—	4,561

Total derivative instruments	—	35,604	—	35,604

Separate account assets	16,146,057	11,572,787	—	27,718,844

Total assets	$16,423,634	$32,209,700	$5,878	$48,639,212

Liabilities
Payable under securities lending agreements	$13,741	$—	$—	$13,741
Collateral under derivative counterparty collateral agreements	791	—	—	791
Derivative instruments designated as hedges:
Interest rate swaps	—	131	—	131
Cross-currency swaps	—	2,821	—	2,821
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,844	—	1,844
Cross-currency swaps	—	131,791	—	131,791

Total derivative instruments	—	136,587	—	136,587

Separate account liabilities (1)	15	217,712	—	217,727

Total liabilities	$14,547	$354,299	$—	$368,846

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon market prices from independent pricing services. In cases where market prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements, and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to derivative counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps, and interest rate swaptions, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Embedded derivatives - GLWB

Significant unobservable inputs are used in the fair value measurements of GLWB include long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual fund, fixed maturity, and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2015
	Assets				Liabilities
	Fixed maturities available-for-sale
	Corporate debt securities	Asset- backed securities	Collateralized debt obligations	Total	Embedded derivatives - GLWB
Balances, January 1, 2015	$5,842	$36	$—	$5,878	$—
Realized and unrealized gains (losses) included in:
Net Income	—	—	—	—	11,257
Other comprehensive income (loss)	(178)	—	—	(178)	—
Settlements	(1,126)	—	—	(1,126)	—
Transfers out of Level 3 (1)	—	(36)	—	(36)	$—

Balances, December 31, 2015	$4,538	$—	$—	$4,538	$11,257

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—	$—	$—	$—	$11,257

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2014
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Total
Balances, January 1, 2014	$6,652	$252,958	$32	$259,642
Realized and unrealized gains (losses) included in:
Net Income	—	—	(17)	(17)
Other comprehensive income (loss)	(178)	—	(15)	(193)
Settlements	(632)	(19)	—	(651)
Transfers out of Level 3 (1)	—	(252,903)	—	(252,903)

Balances, December 31, 2014	$5,842	$36	$—	$5,878

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2013
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Total
January 1, 2013	$1,822	$265,538	$32	$267,392

Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	(240)	34,766	—	34,526
Settlements	(762)	(47,346)	—	(48,108)
Transfers into Level 3 (1)	5,832	—	—	5,832

Balances, December 31, 2013	$6,652	$252,958	$32	$259,642

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2013	$—	$—	$—	$—

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range
Embedded derivatives - GLWB	$11,257	Risk neutral	Equity volatility	15% - 28%
stochastic valuation methodology
			Swap curve	0.75% - 3.00%

			Mortality rate	Based on the Annuity 2000 Mortality Table
			Lapse rate	1% - 15%

Generally, the following will cause an increase (decrease) in GLWB embedded derivative fair value liabilities:

•	An increase (decrease) in equity volatility;
•	A decrease (increase) in interest rates;
•	A decrease (increase) in mortality;
•	A decrease (increase) in lapses.

The Company notes the following interrelationships:

•	Low equity returns will potentially result in higher in-the-moneyness. This may result in lower lapses increasing the projected number of inforce policies and may also increase the fair value of the GLWB.

Non-recurring fair value measurements - Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The Company held zero and $9,242 of adjusted cost basis limited partnership interests which were impaired at December 31, 2015, and 2014, respectively, based on the fair value disclosed in the limited partnership financial statements. These limited partnership interests were recorded at estimated fair value and represent a non-recurring fair value measurement. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2015		December 31, 2014
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Assets
Mortgage loans on real estate	$3,247,704	$3,362,496	$3,363,570	$3,558,111
Policy loans	4,092,661	4,092,661	4,130,062	4,130,062
Limited partnership interests	35,039	34,882	38,796	41,853
Other investments	14,596	44,723	15,614	43,263

Liabilities
Annuity contract benefits without life contingencies	$11,104,721	$10,839,205	$10,569,147	$10,563,477
Policyholders’ funds	299,577	299,577	335,484	335,484
Commercial paper	93,371	93,371	98,589	98,589
Notes payable	532,575	563,633	532,547	564,904

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value is classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity, and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that principally make private equity investments across diverse industries and geographical focuses. The estimated fair value was determined using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next 1 to 10 years. The estimated fair value is classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted annual appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value is classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value is classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value is classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to its short-term nature and the high credit quality of the obligor. The estimated fair value is classified as Level 2.

Notes payable

Notes payable is recorded in due to parent and affiliates in the consolidated balance sheets. The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value is classified as Level 2.

9.   Minimum Guarantees

The Company calculates additional liabilities for GMDB and GLWB. The following assumptions and methodology were used to determine GMDB additional reserves at December 31, 2015, and 2014.

Area	Assumptions/Basis for Assumptions
Data Used	Based on 1,050 investment performance scenarios
Mean Investment Performance	Investment performance modeled in 3 classes: Regular Equity - 10% Aggressive Equity - 12% Fixed, Bond, Money Market Fund: level 3%
Volatility	Volatility modeled in 3 classes: Regular Equity - 23% Aggressive Equity - 33% Fixed, Bond, Money Market Fund: None
Mortality	Based on the 1994 VA MGDB Mortality Table
Lapse Rates	Lapse Rates vary by duration and surrender charge
Discount Rates	5%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following assumptions and methodology were used to determine GLWB additional reserves at December 31, 2015.

December 31, 2015
Area	Assumptions/Basis for Assumptions
Equity volatility	15% - 28%
Swap curve	0.75% - 3.00%
Mortality rate	Based on the Annuity 2000 Mortality Table
Lapse rate	1% - 15%

The separate account liabilities subject to the requirements for additional liabilities for GMDB and GLWB, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners for GMDB and GLWB at December 31, 2015, and 2014, were as follows:

	GMDB	GLWB	Total
December 31, 2015
Separate account liability	$55,999	210,240	266,239
Net amount at risk, net of reinsurance	$29,050	7,582	36,632
Weighted average attained age	70	57	N/A

December 31, 2014
Separate account liability	$60,388	—	60,388
Net amount at risk, net of reinsurance	$30,095	—	30,095
Weighted average attained age	69	N/A	N/A

The paid and incurred amounts for GMDB and GLWB for the years ended December 31, 2015, 2014, and 2013 were as follows:

	GMDB	GLWB	Total
Additional liability balance:
Balances, January 1, 2013	6,928	—	6,928
Incurred guaranteed benefits	(135)	—	(135)
Paid guaranteed benefits	(800)	—	(800)

Balances, December 31, 2013	5,993	—	5,993
Incurred guaranteed benefits	305	—	305
Paid guaranteed benefits	(732)	—	(732)

Balances, December 31, 2014	5,566	—	5,566
Incurred guaranteed benefits	821	4,813	5,634
Paid guaranteed benefits	(920)	—	(920)

Balances, December 31, 2015	5,467	4,813	10,280

The aggregate fair value of equity securities supporting separate accounts with GMDB and GLWB were as follows:

	December 31, 2015	December 31, 2014
Equity securities - GMDB	$55,997	$60,368
Equity securities - GLWB	209,828	—

Total	265,825	60,368

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

10.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2015, and 2014, the reinsurance receivables had carrying values in the amounts of $604,946 and $611,270, respectively. Included in these amounts are $530,213 and $529,921 at December 31, 2015, and 2014, respectively, associated with reinsurance agreements with a related party. At December 31, 2015, and 2014, 88% and 87%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$53,403,194	$41,855,857	$95,259,051
Reinsurance ceded	(10,169,625)	(393,512)	(10,563,137)
Reinsurance assumed	58,742,234	—	58,742,234

Net	$101,975,803	$41,462,345	$143,438,148

Percentage of amount assumed to net	58%	—%	41%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$368,442	$503	$368,945
Reinsurance ceded	(48,107)	(86)	(48,193)
Reinsurance assumed	124,798	—	124,798

Net	$445,133	$417	$445,550

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2014:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$52,836,475	$41,268,214	$94,104,689
Reinsurance ceded	(9,773,885)	—	(9,773,885)
Reinsurance assumed	61,911,865	—	61,911,865

Net	$104,974,455	$41,268,214	$146,242,669

Percentage of amount assumed to net	59%	—%	42%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$360,959	$1,255	$362,214
Reinsurance ceded	(45,925)	(95)	(46,020)
Reinsurance assumed	130,201	—	130,201

Net	$445,235	$1,160	$446,395

The following table summarizes total premium income for the year ended December 31, 2013:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$315,100	$4,000	$319,100
Reinsurance ceded	(1,338)	(88)	(1,426)
Reinsurance assumed	146,419	—	146,419

Net	$460,181	$3,912	$464,093

Reinsurance recoveries for life and other policy benefits were $23,179, $23,965, and $34,716 for the years ended December 31, 2015, 2014, and 2013, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

11.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA:

	DAC	VOBA	Total
Balances, January 1, 2013	$172,416	$32,045	$204,461
Correction to Balance, January 1, 2013	45,058	—	45,058
Capitalized additions	80,486	—	80,486
Amortization and writedowns	(55,490)	(4,155)	(59,645)
Unrealized investment (gains) losses	71,601	1,327	72,928

Balances, December 31, 2013	314,071	29,217	343,288
Capitalized additions	110,315	—	110,315
Amortization and writedowns	(41,045)	(3,801)	(44,846)
Unrealized investment (gains) losses	(29,933)	(130)	(30,063)

Balances, December 31, 2014	353,408	25,286	378,694
Capitalized additions	63,093	—	63,093
Amortization and writedowns	(96,095)	(4,493)	(100,588)
Unrealized investment (gains) losses	73,012	(68)	72,944

Balances, December 31, 2015	$393,418	$20,725	$414,143

The estimated future amortization of VOBA for the years ended December 31, 2016, through December 31, 2020, is approximately $3,400 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

12.  Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Empower Retirement (formerly known as “Retirement Services”) segment, is as follows:

	Goodwill
	2015	2014
Balances, January 1	$137,683	$105,255
Acquisitions (1)	—	32,428

Balances, December 31	$137,683	$137,683

(1) During 2014, the Company acquired goodwill of $32,428 from the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition.

The following tables summarize other intangible assets, all of which are within the Empower Retirement segment:

	December 31, 2015
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$47,580	$(24,251)	$23,329
Non-competition	1,325	(835)	490

Total	$48,905	$(25,086)	$23,819

	December 31, 2014
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships (1)	$51,280	$(24,481)	$26,799
Non-competition (1)	1,325	(209)	1,116

Total	$52,605	$(24,690)	$27,915

(1) During 2014, the Company acquired $14,966 and $1,325 of customer relationship and non-competition intangible assets, respectively, from the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition.

Amortization expense for other intangible assets included in general insurance expenses was $4,096, $3,531, and $3,094 for the years ended December 31, 2015, 2014, and 2013, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2016, through December 31, 2020, is approximately $2,800 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

13.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2015	2014
Face value	$93,371	$98,589
Carrying value	93,371	98,589
Effective interest rate	0.5%-0.6%	0.2%
Maturity range (days)	8 - 28	7 - 27

14.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2015, and 2014, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which was issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,232,986 and 7,032,000 of which were issued and outstanding at December 31, 2015, and 2014, respectively.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2015	2014	2013		2015	2014

Net income	$187,232	$134,091	$175,292	Capital and surplus	$1,114,764	$1,000,938

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2015.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2015, 2014, and 2013, the Company paid dividends in the amounts of $139,533, $316,401, and $102,436, respectively, to its parent company, GWL&A Financial.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2015, were $1,114,764 and $189,576, respectively. Based on the as filed amounts, the Company may pay an amount less than $111,476 of dividends during the year ended December 31, 2016, without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

15.  Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2015	$784,183	$33,141	$(108,194)	$(106,112)	$603,018
Other comprehensive income (loss) before reclassifications	(418,522)	20,190	42,409	12,825	(343,098)
Amounts reclassified from AOCI	(26,141)	(8,047)	—	7,706	(26,482)

Net current period other comprehensive income (loss)	(444,663)	12,143	42,409	20,531	(369,580)

Balances, December 31, 2015	$339,520	$45,284	$(65,785)	$(85,581)	$233,438

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2014	$434,023	$25,517	$(70,000)	$(43,786)	$345,754
Other comprehensive income (loss) before reclassifications	381,198	13,089	(38,194)	(67,380)	288,713
Amounts reclassified from AOCI	(31,038)	(5,465)	—	5,054	(31,449)

Net current period other comprehensive income (loss)	350,160	7,624	(38,194)	(62,326)	257,264

Balances, December 31, 2014	$784,183	$33,141	$(108,194)	$(106,112)	$603,018

	Year Ended December 31, 2013
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2013	$927,678	$24,962	$(194,147)	$(122,794)	$635,699
Other comprehensive income (loss) before reclassifications	(467,178)	2,016	124,147	68,422	(272,593)
Amounts reclassified from AOCI	(26,477)	(1,461)	—	10,586	(17,352)

Net current period other comprehensive income (loss)	(493,655)	555	124,147	79,008	(289,945)

Balances, December 31, 2013	$434,023	$25,517	$(70,000)	$(43,786)	$345,754

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(643,880)	$225,358	$(418,522)
Unrealized holding gains (losses), net, arising on cash flow hedges	31,061	(10,871)	20,190
Reclassification adjustment for (gains) losses, net, realized in net income	(52,597)	18,409	(34,188)

Net unrealized gains (losses) related to investments	(665,416)	232,896	(432,520)
Future policy benefits, DAC and VOBA adjustments	65,245	(22,836)	42,409

Net unrealized gains (losses)	(600,171)	210,060	(390,111)
Employee benefit plan adjustment	31,586	(11,055)	20,531

Other comprehensive income (loss)	$(568,585)	$199,005	$(369,580)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$586,458	$(205,260)	$381,198
Unrealized holding gains (losses), net, arising on cash flow hedges	20,137	(7,048)	13,089
Reclassification adjustment for (gains) losses, net, realized in net income	(56,159)	19,656	(36,503)

Net unrealized gains (losses) related to investments	550,436	(192,652)	357,784
Future policy benefits, DAC and VOBA adjustments	(58,760)	20,566	(38,194)

Net unrealized gains (losses)	491,676	(172,086)	319,590
Employee benefit plan adjustment	(95,886)	33,560	(62,326)

Other comprehensive income (loss)	$395,790	$(138,526)	$257,264

	Year Ended December 31, 2013
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(718,735)	$251,557	$(467,178)
Unrealized holding gains (losses), net, arising on cash flow hedges	3,102	(1,086)	2,016
Reclassification adjustment for (gains) losses, net, realized in net income	(42,982)	15,044	(27,938)

Net unrealized gains (losses) related to investments	(758,615)	265,515	(493,100)
Future policy benefits, DAC and VOBA adjustments	190,995	(66,848)	124,147

Net unrealized gains (losses)	(567,620)	198,667	(368,953)
Employee benefit plan adjustment	121,551	(42,543)	79,008

Other comprehensive income (loss)	$(446,069)	$156,124	$(289,945)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the reclassifications out of accumulated other comprehensive income (loss):

	Year Ended December 31,
	2015		2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)				Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on fixed maturities, available-for-sale	$(40,217)		$(47,751)		Other realized investment (gains) losses, net

	(40,217)		(47,751)		Total before tax
	(14,076)		(16,713)		Tax expense or benefit

	$(26,141)		$(31,038)		Net of tax

Unrealized holdings (gains) losses, net, arising on cash flow hedges	$(12,380)		$(8,408)		Net investment income

	(12,380)		(8,408)		Total before tax
	(4,333)		(2,943)		Tax expense or benefit

	$(8,047)		$(5,465)		Net of tax

Amortization of employee benefit plan items
Prior service costs (benefits)	$(694)	(1)	$3,189	(1)
Actuarial losses (gains)	12,550	(1)	2,730	(1)
Settlement	—	(1)	1,857	(1)

	11,856		7,776		Total before tax
	4,150		2,722		Tax expense or benefit

	$7,706		$5,054		Net of tax

Total reclassification	$(26,482)		$(31,449)		Net of tax

(1) These accumulated other comprehensive income components are included in the computation of net periodic (benefit) cost of employee benefit plans (see Note 17 for additional details).

16.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2015	2014	2013
Compensation	$564,008	$406,601	$359,280
Commissions	206,360	210,797	184,238
Other	308,628	163,593	106,829

Total general insurance expenses	$1,078,996	$780,991	$650,347

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

17.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its balance sheet and statements of income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company continues to account for the corresponding plan obligations on its balance sheet and statements of income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Change in projected benefit obligation:
Benefit obligation, January 1	$583,080	$456,402	$12,782	$11,081	$55,832	$62,305	$651,694	$529,788
Service cost	12,851	4,952	1,042	985	282	586	14,175	6,523
Interest cost	23,987	23,068	560	574	2,122	2,528	26,669	26,170
Actuarial (gain) loss	(42,863)	113,410	3,360	(2,092)	(9,504)	3,376	(49,007)	114,694
Regular benefits paid	(16,238)	(14,752)	(1,446)	(508)	(4,874)	(16,874)	(22,558)	(32,134)
Amendment	—	—	—	(569)	—	3,911	—	3,342
Acquisition	—	—	339	3,311	—	—	339	3,311

Benefit obligation, December 31	$560,817	$583,080	$16,637	$12,782	$43,858	$55,832	$621,312	$651,694

Accumulated benefit obligation	$544,011	$562,760	$16,637	$12,782	$42,182	$50,032	$602,830	$625,574

On January 1, 2015, the Company acquired the retirement business of Putnam, an affiliate of the Company. See Note 2 for additional discussion regarding the acquisition. Per the terms of the Asset Transfer Agreement, the Company was required to give each Putnam employee full credit for the employee’s service period with Putnam prior to the closing date for the purpose of eligibility to participate, vesting and level of benefits under the Post-Retirement Medical Plan. As a result, approximately 150 individuals became eligible participants of the Post-Retirement Medical Plan at January 1, 2015. The transaction was recorded as a prior service cost, which resulted in a $339 increase before tax to other liabilities and expenses and a decrease to accumulated other comprehensive income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

On August 29, 2014, the Company completed the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition. Per the terms of the Purchase and Sale Agreement, the Company was required to give each RPS employee full credit for the employee’s service period with RPS prior to the closing date, for the purpose of eligibility to participate, vesting, and level of benefits under the Post-Retirement Medical Plan. As a result, approximately 1,000 individuals became eligible participants of the Post-Retirement Medical Plan at the acquisition date. The acquisition resulted in a $3,311 increase before tax to other liabilities with an offsetting increase to goodwill.

During 2014, one participant in the Supplemental Executive Retirement Plan received an enhancement to his benefit. The enhancement resulted in a $3,911 increase before tax to other liabilities with an offsetting decrease to accumulated other comprehensive income.

During 2014, the Post-Retirement Medical Plan was amended to allow only one medical plan option to retirees.

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Change in plan assets:
Value of plan assets, January 1	$443,962	$404,335	$—	$—	$—	$—	$443,962	$404,335
Actual return on plan assets	(593)	43,662	—	—	—	—	(593)	43,662
Employer contributions	—	10,717	1,446	508	4,874	16,874	6,320	28,099
Benefits paid	(16,238)	(14,752)	(1,446)	(508)	(4,874)	(16,874)	(22,558)	(32,134)

Value of plan assets, December 31	$427,131	$443,962	$—	$—	$—	$—	$427,131	$443,962

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Under funded status at December 31	$(133,686)	$(139,118)	$(16,637)	$(12,782)	$(43,858)	$(55,832)	$(194,181)	$(207,732)

The following table presents amounts recognized in the consolidated balance sheets for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Amounts recognized in consolidated balance sheets:
Other liabilities	$(133,686)	$(139,118)	$(16,637)	$(12,782)	$(43,858)	$(55,832)	$(194,181)	$(207,732)
Accumulated other comprehensive income (loss)	(139,316)	(165,652)	8,540	14,390	(890)	(11,990)	(131,666)	(163,252)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2015:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(139,316)	$(90,555)	$6,815	$4,430	$1,311	$852	$(131,190)	$(85,273)
Net prior service (cost) credit	—	—	1,725	1,121	(2,201)	(1,431)	(476)	(310)

	$(139,316)	$(90,555)	$8,540	$5,551	$(890)	$(579)	$(131,666)	$(85,583)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2016:
	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(9,940)	$(6,461)	$341	$222	$61	$40	$(9,538)	$(6,199)
Prior service (cost) credit	—	—	1,102	716	(501)	(326)	601	390

	$(9,940)	$(6,461)	$1,443	$938	$(440)	$(286)	$(8,937)	$(5,809)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan
2016	$17,148	$787	$3,337
2017	18,164	805	3,320
2018	19,820	800	2,852
2019	21,211	880	2,535
2020	22,753	913	2,510
2021 through 2025	144,889	5,997	17,504

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income includes the following components:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2015	2014	2013
Components of net periodic cost:
Service cost	$12,851	$4,952	$5,527
Interest cost	23,987	23,068	20,897
Expected return on plan assets	(28,345)	(29,288)	(24,499)
Amortization of unrecognized prior service cost	13	51	51
Amortization of loss from earlier periods	12,398	2,898	16,001

Net periodic cost	$20,904	$1,681	$17,977

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Post-Retirement Medical Plan
	Year Ended December 31,
	2015	2014	2013
Components of net periodic benefit:
Service cost	$1,042	$985	$947
Interest cost	560	574	512
Amortization of unrecognized prior service benefit	(1,640)	(1,706)	(1,650)
Amortization of gain from earlier periods	(511)	(450)	(348)

Net periodic benefit	$(549)	$(597)	$(539)

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2015	2014	2013
Components of net periodic cost:
Service cost	$282	$586	$1,002
Interest cost	2,122	2,528	2,548
Amortization of unrecognized prior service cost	933	4,844	933
Amortization of loss from earlier periods	663	282	1,299
Settlement	—	1,857	—

Net periodic cost	$4,000	$10,097	$5,782

On August 1, 2014, the Company made a lump-sum benefit payment from the Supplemental Executive Retirement Plan. The lump-sum distribution resulted in the settlement of 21% of the Supplemental Executive Retirement Plan’s projected benefit obligation and exceeded the total of the projected service cost and interest cost for the plan year. In connection with this settlement during the third quarter of 2014, the Company reclassified a $1,857 loss before tax to earnings from accumulated other comprehensive income. The lump-sum benefit payment also resulted in the recognition of $3,911 of prior service costs within earnings from accumulated other comprehensive income.

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	December 31,
	2015	2014
Discount rate	4.55%	4.17%
Rate of compensation increase	4.47%	4.47%

	Post-Retirement Medical Plan
	December 31,
	2015	2014
Discount rate	4.31%	3.94%
Initial health care cost trend	7.00%	6.50%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2018

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan
	December 31,
	2015	2014
Discount rate	4.22%	3.99%
Rate of compensation increase	4.00%	4.00%

During 2015, the Company adopted the Society of Actuaries 2015 Mortality Tables Report (RP-2015) and Mortality

Improvement Scale (MP-2015), which adjusted the mortality assumptions used to measure retirement plan obligations. These mortality assumptions are an update to the tables adopted in 2014, to reflect two additional years of U.S. population mortality improvement data.

During 2014, the Company adopted the Society of Actuaries 2014 Mortality Tables Report (RP-2014) and Mortality Improvement Scale (MP-2014), which adjusted the mortality assumptions used to measure retirement plan obligations. The updated mortality assumptions reflect increasing life expectancies in the United States, reflecting an increase to the Company’s benefit obligations of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans. Future expenses of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans are also expected to increase due to the new mortality assumptions.

The following tables present the assumptions used in determining the net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2015	2014
Discount rate	4.17%	5.11%
Expected return on plan assets	6.50%	7.25%
Rate of compensation increase	4.47%	4.47%

	Post-Retirement Medical Plan
	Year Ended December 31,
	2015	2014
Discount rate	3.94%	4.83%
Initial health care cost trend	6.50%	7.00%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2018	2018

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2015	2014
Discount rate	3.99%	4.61%
Rate of compensation increase	4.00%	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$271	$(225)
Increase (decrease) on post-retirement benefit obligation	2,099	(1,801)
The following table presents how the Company’s Defined Benefit Pension Plan assets are invested:
	December 31,
	2015	2014
Equity securities	67%	65%
Debt securities	31%	33%
Other	2%	2%

Total	100%	100%

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$94,751	$—	$94,751
Midcap index funds	—	88,267	—	88,267
World equity index funds	—	8,511	—	8,511
U.S. equity market funds	—	94,471	—	94,471

Total common collective trust funds	—	286,000	—	286,000
Fixed maturity investments:
U.S. government direct obligations and agencies	—	6,753	—	6,753
Obligations of U.S. states and their municipalities	—	19,074	—	19,074
Corporate debt securities	—	93,811	—	93,811
Asset-backed securities	—	8,149	—	8,149
Commercial mortgage-backed securities	—	2,926	—	2,926

Total fixed maturity investments	—	130,713	—	130,713
Preferred stock	280	—	—	280
Limited partnership investments	—	—	7,654	7,654
Money market funds	2,484	—	—	2,484

Total defined benefit plan assets	$2,764	$416,713	$7,654	$427,131

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$93,415	$—	$93,415
Midcap index funds	—	90,159	—	90,159
World equity index funds	—	8,759	—	8,759
U.S. equity market funds	—	93,911	—	93,911

Total common collective trust funds	—	286,244	—	286,244
Fixed maturity investments:
U.S. government direct obligations and agencies	—	9,308	—	9,308
Obligations of U.S. states and their municipalities	—	18,838	—	18,838
Corporate debt securities	—	107,125	—	107,125
Asset-backed securities	—	8,444	—	8,444
Commercial mortgage-backed securities	—	3,048	—	3,048

Total fixed maturity investments	—	146,763	—	146,763
Preferred stock	310	—	—	310
Limited partnership investments	—	—	8,114	8,114
Money market funds	2,531	—	—	2,531

Total defined benefit plan assets	$2,841	$433,007	$8,114	$443,962

The following tables present additional information about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair value measurements using significant unobservable inputs (Level 3) limited partnership interest
	Year Ended December 31,
	2015	2014
Balance, January 1	$8,114	$7,557
Actual return on plan assets	(655)	510
Capital contributions to limited partnership interest	1,319	656
Capital distributions from limited partnership interest	(1,124)	(609)

Balance, December 31	$7,654	$8,114

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2016:

December 31, 2016
Equity securities	30%
Debt securities	52%
Other	18%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2016. The Company expects to make payments of approximately $787 with respect to its Post-Retirement Medical Plan and $3,337 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2016.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $8,678 and $10,051 at December 31, 2015, and 2014, respectively. The participant deferrals earned interest at the average rates of 6.48% and 6.53% during the years ended December 31, 2015, and 2014, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 4.29% to 5.07% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $18,654 and $16,633 at December 31, 2015, and 2014, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $13,016, $8,479, and $6,693 in expense related to this plan for the years ended December 31, 2015, 2014, and 2013, respectively.

18.  Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2015	2014	2013
Current	$76,842	$80,859	$82,878
Deferred	21,682	75,044	(24,087)

Total income tax provision	$98,524	$155,903	$58,791

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate:

	Year Ended December 31,
	2015	2014	2013
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(3.0)%	(1.8)%	(4.6)%
Tax credits	(0.2)%	(0.3)%	(2.0)%
State income taxes, net of federal benefit	3.2%	1.0%	3.3%
Income tax contingency provisions	— %	(1.2)%	(0.4)%
Other, net	(0.9)%	0.2%	— %

Effective federal income tax rate	34.1%	32.9%	31.3%

A reconciliation of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2015	2014	2013
Balance, beginning of year	$26,890	$21,154	$25,850
Additions to tax positions in the current year	1,383	13,931	—
Additions to tax positions in the prior year	50	—	1,497
Reductions to tax positions in the prior year	—	—	(180)
Reductions to tax positions from statutes expiring	(5,230)	(8,195)	(6,013)

Balance, end of year	$23,093	$26,890	$21,154

There were no tax benefits included in the unrecognized tax benefits of $23,093 at December 31, 2015, that would impact the annual effective tax rate. The Company anticipates a decrease in its unrecognized tax benefits of $4,500 to $5,500 in the next twelve months, primarily due to changes in the composition of the consolidated group.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized decreases of $193, $2,916, and $286 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2015, 2014, and 2013, respectively. The Company had approximately $1,017 and $1,210 accrued for the payment of interest and penalties at December 31, 2015, and 2014, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2011 and prior. Tax years 2012 through 2014 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2015		2014
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$—	$262,822	$—	$255,926
Deferred acquisition costs	—	8,533	2,467	—
Investment assets	—	221,303	—	426,477
Policyholder dividends	8,919	—	10,002	—
Net operating loss carryforward	113,637	—	122,177	—
Pension plan accrued benefit liability	79,945	—	84,351	—
Goodwill	—	33,034	—	26,022
Experience rated refunds	12,673	—	13,431	—
Tax credits	154,017	—	149,516	—
Other	19,385	—	11,865	—

Total deferred taxes	$388,576	$525,692	$393,809	$708,425

The deferred tax liability amounts presented for investment assets above include $171,780 and $381,838 related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2015, and 2014, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2015, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2021	$37,747
2022	136,796
2023	81,693
2028	2,215

Total	$258,451

During the years ended December 31, 2015, 2014, and 2013, the Company generated $3,295, $15,506, and $25,013 of Guaranteed Federal Low Income Housing tax credit carryforwards, respectively. As of December 31, 2015, the total credit carryforward for Low Income Housing is $142,878. These credits will begin to expire in 2030.

Included in due from parent and affiliates at December 31, 2015, and 2014 is $11,790 and $13,400, respectively, of income taxes receivable primarily from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.

Included in the consolidated balance sheets at December 31, 2015, and 2014 is $7,721 and $7,176, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

19.  Segment Information

The Chief Operating Decision Maker (“CODM”) of the Company is also the Chief Executive Officer (“CEO”) of the Company and Lifeco U.S. The CODM reviews the financial information for the purposes of assessing performance and allocating resources based upon the results of Lifeco U.S. and other U.S. affiliates prepared in accordance with International Financial Reporting Standards. The CODM, in his capacity as CEO of the Company, reviews the Company’s financial information only in connection with the quarterly and annual reports that are filed with the Securities and Exchange Commission (“SEC”). Consequently, the Company does not provide its discrete financial information to the CODM to be regularly reviewed to make decisions about resources to be allocated or to assess performance. For purposes of SEC reporting requirements, the Company has chosen to present its financial information in three segments, notwithstanding the above. The three segments are: Individual Markets, Empower Retirement (formerly known as “Retirement Services”), and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life.

Empower Retirement

The Empower Retirement reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and record-keeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption of reinsurance between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers, or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information:

	Year Ended December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,783	$533	$84,234	$445,550
Fee income	87,471	853,076	3,979	944,526
Other revenue	—	13,563	—	13,563
Net investment income	801,935	398,639	53,856	1,254,430
Realized investments gains (losses), net	28,864	54,752	94	83,710

Total revenues	1,279,053	1,320,563	142,163	2,741,779

Benefits and expenses:
Policyholder benefits	931,631	201,791	101,205	1,234,627
Operating expenses	159,719	992,564	65,890	1,218,173

Total benefits and expenses	1,091,350	1,194,355	167,095	2,452,800

Income (loss) before income taxes	187,703	126,208	(24,932)	288,979
Income tax expense (benefit)	64,360	43,058	(8,894)	98,524

Net income (loss)	$123,343	$83,150	$(16,038)	$190,455

	December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$16,074,681	$10,966,096	$1,770,249	$28,811,026
Other assets	1,358,934	927,061	149,655	2,435,650
Separate account assets	7,031,013	19,600,180	—	26,631,193

Assets of continuing operations	$24,464,628	$31,493,337	$1,919,904	57,877,869

Assets of discontinued operations				21,910

Total assets				$57,899,779

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2014
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,305	$1,215	$84,875	$446,395
Fee income	95,631	629,533	4,015	729,179
Other revenue	—	7,506	—	7,506
Net investment income	748,015	426,340	54,033	1,228,388
Realized investments gains (losses), net	44,381	102,597	393	147,371

Total revenues	1,248,332	1,167,191	143,316	2,558,839

Benefits and expenses:
Policyholder benefits	902,982	206,339	113,124	1,222,445
Operating expenses	136,850	647,165	79,107	863,122

Total benefits and expenses	1,039,832	853,504	192,231	2,085,567

Income (loss) before income taxes	208,500	313,687	(48,915)	473,272
Income tax expense (benefit)	68,719	104,162	(16,978)	155,903

Net income (loss)	$139,781	$209,525	$(31,937)	$317,369

	December 31, 2014
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$15,928,591	$10,621,831	$1,772,821	$28,323,243
Other assets	1,283,256	855,728	142,824	2,281,808
Separate account assets	7,247,463	20,471,381	—	27,718,844

Assets of continuing operations	$24,459,310	$31,948,940	$1,915,645	58,323,895

Assets of discontinued operations				24,324

Total assets				$58,348,219

	Year Ended December 31, 2013
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$354,202	$3,954	$105,937	$464,093
Fee income	94,037	519,842	4,365	618,244
Other revenue	7,355	—	—	7,355
Net investment income	688,279	351,729	51,381	1,091,389
Realized investments gains (losses), net	19,071	(33,233)	26	(14,136)

Total revenues	1,162,944	842,292	161,709	2,166,945

Benefits and expenses:
Policyholder benefits	921,096	196,115	114,880	1,232,091
Operating expenses	142,141	538,209	66,971	747,321

Total benefits and expenses	1,063,237	734,324	181,851	1,979,412

Income (loss) before income taxes	99,707	107,968	(20,142)	187,533
Income tax expense	34,265	33,240	(8,714)	58,791

Net income (loss)	$65,442	$74,728	$(11,428)	$128,742

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

20.  Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by Lifeco’s Compensation Committee. At its discretion the Compensation Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the twenty trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2015	2014	2013
Lifeco Stock Plan	$1,655	$3,384	$2,579
Performance Share Unit Plan	2,320	6,263	6,860

Total compensation expense	$3,975	$9,647	$9,439

Income tax benefits	$1,143	$2,404	$2,732

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2015, and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$2,238	1.7
Performance Share Unit Plan	3,585	1.4

Equity Award Activity

During the year ended December 31, 2015, Lifeco granted 714,101 stock options to employees of the Company. These stock options vest over five-year periods ending in 2020. Compensation expense of $2,376 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Intrinsic value (1)
Outstanding, January 1, 2015	3,793,658	$26.49
Granted	714,101	25.74
Exercised	(692,756)	20.39
Cancelled and expired	(181,660)	21.95

Outstanding, December 31, 2015	3,633,343	21.68	5.9	$13,154
Vested and expected to vest, December 31, 2015	3,633,343	$21.68	5.9	$13,154
Exercisable, December 31, 2015	2,360,613	$21.01	4.7	$10,078

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2015, and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2015	2014	2013
Weighted average fair value of options granted	$3.33	$5.53	$4.56
Intrinsic value of options exercised (1)	4,234	401	1,437
Fair value of options vested	1,670	4,491	1,843

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The fair value of the options granted during was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2015	2014	2013
Dividend yield	3.66%	3.95%	4.53%
Expected volatility	19.10%	26.63%	26.73%
Risk free interest rate	0.90%	1.75%	1.38%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2015	521,295
Granted	204,864
Forfeited	(55,316)
Exercised	(230,754)

Outstanding, December 31, 2015	440,089

Vested and expected to vest, December 31, 2015	440,089

The cash payment in settlement of the Performance Share Unit Plan units was $6,375 and $5,914 for the years ended December 31, 2015, and 2014, respectively.

21. Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments:

	Payment due by period
	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	$—	$—	$—	$528,400	$528,400
Related party long-term debt - interest (2)	37,031	74,062	74,062	789,976	975,131
Investment purchase obligations (3)	50,692	—	—	—	50,692
Operating leases (4)	12,681	22,415	17,066	4,510	56,672
Other liabilities (5)	32,341	45,623	37,438	27,601	143,003

Total	$132,745	$142,100	$128,566	$1,350,487	$1,753,898

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2015, and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans on real estate, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans on real estate is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2015, and 2014, were $50,692 and $166,356, of which $8,692 and $4,997 was related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $12,050, $7,628, and $5,439 for the years ended December 31, 2015, 2014, and 2013, respectively and is recorded in general insurance expense. The Company’s total future operating lease obligation will be reduced by minimum reimbursement of $8,640 due in the future under non-cancelable agreements.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

·	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the Post-Retirement Medical Plan and Supplemental Executive Retirement Plan through 2021.
·	Miscellaneous purchase obligations to acquire goods and services.
·	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility expires on March 1, 2018. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,100,000, as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), for each quarter ending after December 31, 2014. The Company was in compliance with all covenants at December 31, 2015, and 2014. At December 31, 2015, and 2014 there were no outstanding amounts related to the current and prior credit facilities.

GWSC and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,176,680 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2015, and 2014, there were no outstanding amounts related to the letters of credit. See Note 4 for additional discussion regarding these letters of credit.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2015, and 2014, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company is defending a lawsuit related to a motor vehicle accident involving an employee. It received a $20,000 demand from the plaintiff’s attorney during the fourth quarter of 2014. The amount is fully indemnified by a third-party insurer.

The Company is defending lawsuits relating to the administration of its staff retirement plan, or to the costs and features of certain of its retirement or fund products. These actions are at their early stages. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the consolidated financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s consolidated financial position, results of its operations, or cash flows.

22.   Subsequent Events

On February 4, 2016, the Company’s Board of Directors declared dividends of $73,401, payable on March 15, 2016, to its sole shareholder, GWL&A Financial.

COLI VUL-2 Series Account

of Great-West Life & Annuity

Insurance Company

Annual Statement for the Year Ended

December 31, 2015 and Report of Independent

Registered Public Accounting Firm

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
ASSETS:
Investments at fair value (1)	$326,804	$119,974	$13,204	$47,910	$108,239	$77,813
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	326,804	119,974	13,204	47,910	108,239	77,813

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$326,804	$119,974	$13,204	$47,910	$108,239	$77,813

NET ASSETS REPRESENTED BY:
Accumulation units	$326,804	$119,974	$13,204	$47,910	$108,239	$77,813

ACCUMULATION UNITS OUTSTANDING	2,738	10,797	743	4,111	3,232	6,242

UNIT VALUE (ACCUMULATION)	$119.36	$11.11	$17.77	$11.65	$33.49	$12.47

(1) Cost of investments:	$448,487	$118,808	$10,035	$49,267	$112,597	$82,453
Shares of investments:	15,965	7,988	1,541	4,781	12,230	3,256

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO- SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO
ASSETS:
Investments at fair value (1)	$2,104,999	$1,370,340	$1,209,980	$206,384	$7,418	$348,219
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	4,689

Total assets	2,109,688	1,370,340	1,209,980	206,384	7,418	348,219

LIABILITIES:
Payable for investments purchased	4,689
Redemptions payable

Total liabilities	4,689	0	0	0	0	0

NET ASSETS	$2,104,999	$1,370,340	$1,209,980	$206,384	$7,418	$348,219

NET ASSETS REPRESENTED BY:
Accumulation units	$2,104,999	$1,370,340	$1,209,980	$206,384	$7,418	$348,219

ACCUMULATION UNITS OUTSTANDING	120,669	129,836	72,215	9,524	420	18,936

UNIT VALUE (ACCUMULATION)	$17.44	$10.55	$16.76	$21.67	$17.66	$18.39

(1) Cost of investments:	$2,115,241	$1,408,491	$1,437,141	$235,803	$8,649	$420,627
Shares of investments:	31,098	76,046	64,670	12,883	557	36,197

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP	DEUTSCHE SMALL CAP INDEX VIP
ASSETS:
Investments at fair value (1)	$4,689	$1,560	$55,189	$22,477	$203,987	$2,673,485
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	4,689

Total assets	9,378	1,560	55,189	22,477	203,987	2,673,485

LIABILITIES:
Payable for investments purchased	4,689
Redemptions payable

Total liabilities	4,689	0	0	0	0	0

NET ASSETS	$4,689	$1,560	$55,189	$22,477	$203,987	$2,673,485

NET ASSETS REPRESENTED BY:
Accumulation units	$4,689	$1,560	$55,189	$22,477	$203,987	$2,673,485

ACCUMULATION UNITS OUTSTANDING	480	92	2,690	1,485	14,858	151,198

UNIT VALUE (ACCUMULATION)	$9.77	$16.96	$20.52	$15.14	$13.73	$17.68

(1) Cost of investments:	$4,689	$1,566	$62,261	$25,429	$227,366	$2,721,013
Shares of investments:	140	117	4,190	3,790	13,341	176,119

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS STOCK INDEX FUND	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO
ASSETS:
Investments at fair value (1)	$1,665,809	$19,728,314	$102,290	$25,372	$38,175	$2,267,893
Investment income due and accrued		99,050
Receivable for investments sold
Purchase payments receivable

Total assets	1,665,809	19,827,364	102,290	25,372	38,175	2,267,893

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$1,665,809	$19,827,364	$102,290	$25,372	$38,175	$2,267,893

NET ASSETS REPRESENTED BY:
Accumulation units	$1,665,809	$19,827,364	$102,290	$25,372	$38,175	$2,267,893

ACCUMULATION UNITS OUTSTANDING	81,304	1,089,134	5,153	1,019	1,979	84,618

UNIT VALUE (ACCUMULATION)	$20.49	$18.20	$19.85	$24.90	$19.29	$26.80

(1) Cost of investments:	$1,548,496	$16,951,919	$101,711	$26,066	$38,404	$2,148,231
Shares of investments:	104,309	454,360	5,683	3,989	2,191	68,187

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND
ASSETS:
Investments at fair value (1)	$883,288	$644,251	$903,149	$292,712	$643,142	$1,814,256
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	883,288	644,251	903,149	292,712	643,142	1,814,256

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$883,288	$644,251	$903,149	$292,712	$643,142	$1,814,256

NET ASSETS REPRESENTED BY:
Accumulation units	$883,288	$644,251	$903,149	$292,712	$643,142	$1,814,256

ACCUMULATION UNITS OUTSTANDING	51,415	32,236	22,111	13,882	15,992	133,483

UNIT VALUE (ACCUMULATION)	$17.18	$19.99	$40.85	$21.09	$40.22	$13.59

(1) Cost of investments:	$877,519	$667,116	$946,956	$340,953	$717,814	$1,867,674
Shares of investments:	13,587	53,288	28,374	32,705	428,761	134,989

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2035 FUND II
ASSETS:
Investments at fair value (1)	$313,678	$6,083	$15,066	$139,589	$426,570	$113,565
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	313,678	6,083	15,066	139,589	426,570	113,565

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$313,678	$6,083	$15,066	$139,589	$426,570	$113,565

NET ASSETS REPRESENTED BY:
Accumulation units	$313,678	$6,083	$15,066	$139,589	$426,570	$113,565

ACCUMULATION UNITS OUTSTANDING	14,800	454	1,460	9,400	26,961	6,748

UNIT VALUE (ACCUMULATION)	$21.19	$13.40	$10.32	$14.85	$15.82	$16.83

(1) Cost of investments:	$344,615	$6,258	$17,066	$151,565	$461,962	$123,789
Shares of investments:	40,579	591	1,492	11,009	30,689	7,466

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LIFETIME 2055 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND
ASSETS:
Investments at fair value (1)	$78,025	$34,152	$638,804	$524,637	$5,028,235	$244,998
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	78,025	34,152	638,804	524,637	5,028,235	244,998

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$78,025	$34,152	$638,804	$524,637	$5,028,235	$244,998

NET ASSETS REPRESENTED BY:
Accumulation units	$78,025	$34,152	$638,804	$524,637	$5,028,235	$244,998

ACCUMULATION UNITS OUTSTANDING	4,599	2,040	19,276	17,294	479,911	11,329

UNIT VALUE (ACCUMULATION)	$16.97	$16.74	$33.14	$30.34	$10.48	$21.63

(1) Cost of investments:	$89,535	$38,791	$727,000	$624,368	$5,182,350	$282,601
Shares of investments:	5,005	2,191	53,771	23,558	434,968	31,330

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST SHORT DURATION BOND FUND
ASSETS:
Investments at fair value (1)	$49,925	$21,261	$10,806,543	$135,808	$300,083	$6,105,108
Investment income due and accrued
Receivable for investments sold			9,379
Purchase payments receivable

Total assets	49,925	21,261	10,815,922	135,808	300,083	6,105,108

LIABILITIES:
Payable for investments purchased
Redemptions payable			9,379

Total liabilities	0	0	9,379	0	0	0

NET ASSETS	$49,925	$21,261	$10,806,543	$135,808	$300,083	$6,105,108

NET ASSETS REPRESENTED BY:
Accumulation units	$49,925	$21,261	$10,806,543	$135,808	$300,083	$6,105,108

ACCUMULATION UNITS OUTSTANDING	2,335	1,005	830,483	5,661	23,839	451,802

UNIT VALUE (ACCUMULATION)	$21.38	$21.16	$13.01	$23.99	$12.59	$13.51

(1) Cost of investments:	$55,665	$23,610	$10,806,543	$140,597	$344,478	$6,169,692
Shares of investments:	5,699	2,824	10,806,543	15,346	22,461	597,369

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST SMALL CAP GROWTH FUND	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND
ASSETS:
Investments at fair value (1)	$99,674	$1,930,781	$2,669,666	$4,170,231	$4,057,372	$127,686
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	99,674	1,930,781	2,669,666	4,170,231	4,057,372	127,686

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$99,674	$1,930,781	$2,669,666	$4,170,231	$4,057,372	$127,686

NET ASSETS REPRESENTED BY:
Accumulation units	$99,674	$1,930,781	$2,669,666	$4,170,231	$4,057,372	$127,686

ACCUMULATION UNITS OUTSTANDING	8,748	90,160	81,203	307,396	190,472	6,762

UNIT VALUE (ACCUMULATION)	$11.39	$21.42	$32.88	$13.57	$21.30	$18.88

(1) Cost of investments:	$181,532	$2,208,910	$2,633,070	$4,779,523	$4,179,336	$146,247
Shares of investments:	19,205	114,927	123,367	507,945	339,529	3,773

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND
ASSETS:
Investments at fair value (1)	$4	$115,154	$1,402,206	$2,872,869	$323,473	$170,647
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	4	115,154	1,402,206	2,872,869	323,473	170,647

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$4	$115,154	$1,402,206	$2,872,869	$323,473	$170,647

NET ASSETS REPRESENTED BY:
Accumulation units	$4	$115,154	$1,402,206	$2,872,869	$323,473	$170,647

ACCUMULATION UNITS OUTSTANDING	0	3,877	41,099	196,233	16,591	9,255

UNIT VALUE (ACCUMULATION)	$11.06	$29.70	$34.12	$14.64	$19.50	$18.44

(1) Cost of investments:	$4	$125,344	$1,384,147	$2,870,090	$371,386	$181,442
Shares of investments:	0	3,627	85,709	85,783	26,689	9,063

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO
ASSETS:
Investments at fair value (1)	$909,562	$4,724,902	$1,855,135	$550,115	$73,350	$76,430
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	909,562	4,724,902	1,855,135	550,115	73,350	76,430

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$909,562	$4,724,902	$1,855,135	$550,115	$73,350	$76,430

NET ASSETS REPRESENTED BY:
Accumulation units	$909,562	$4,724,902	$1,855,135	$550,115	$73,350	$76,430

ACCUMULATION UNITS OUTSTANDING	36,683	188,563	55,339	51,383	2,922	3,225

UNIT VALUE (ACCUMULATION)	$24.80	$25.06	$33.52	$10.71	$25.10	$23.70

(1) Cost of investments:	$934,023	$4,891,629	$1,879,979	$587,102	$64,009	$88,041
Shares of investments:	30,238	404,876	51,007	13,671	9,613	2,654

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
ASSETS:
Investments at fair value (1)	$152,835	$16,989	$244,176	$13,823	$688,215	$1,872
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	152,835	16,989	244,176	13,823	688,215	1,872

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$152,835	$16,989	$244,176	$13,823	$688,215	$1,872

NET ASSETS REPRESENTED BY:
Accumulation units	$152,835	$16,989	$244,176	$13,823	$688,215	$1,872

ACCUMULATION UNITS OUTSTANDING	6,793	871	13,259	1,438	35,761	200

UNIT VALUE (ACCUMULATION)	$22.50	$19.51	$18.42	$9.61	$19.24	$9.36

(1) Cost of investments:	$196,302	$15,060	$273,044	$14,323	$623,915	$1,872
Shares of investments:	9,152	1,288	10,742	647	43,420	88

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND
ASSETS:
Investments at fair value (1)	$473,325	$2,396,763	$1,114,584	$6,410,798	$275,799	$519,519
Investment income due and accrued	2,544	3,526	162	16,766
Receivable for investments sold
Purchase payments receivable

Total assets	475,869	2,400,289	1,114,746	6,427,564	275,799	519,519

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0	0

NET ASSETS	$475,869	$2,400,289	$1,114,746	$6,427,564	$275,799	$519,519

NET ASSETS REPRESENTED BY:
Accumulation units	$475,869	$2,400,289	$1,114,746	$6,427,564	$275,799	$519,519

ACCUMULATION UNITS OUTSTANDING	23,697	163,126	68,880	352,417	10,439	27,583

UNIT VALUE (ACCUMULATION)	$20.08	$14.71	$16.18	$18.24	$26.42	$18.83

(1) Cost of investments:	$520,908	$2,507,889	$1,217,877	$6,885,536	$259,278	$571,284
Shares of investments:	65,196	233,831	93,427	605,936	12,692	86,299

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND
ASSETS:
Investments at fair value (1)	$33,990	$48,192	$946,349	$41,360	$718,560
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	33,990	48,192	946,349	41,360	718,560

LIABILITIES:
Payable for investments purchased
Redemptions payable

Total liabilities	0	0	0	0	0

NET ASSETS	$33,990	$48,192	$946,349	$41,360	$718,560

NET ASSETS REPRESENTED BY:
Accumulation units	$33,990	$48,192	$946,349	$41,360	$718,560

ACCUMULATION UNITS OUTSTANDING	1,199	4,094	60,457	1,177	18,132

UNIT VALUE (ACCUMULATION)	$28.35	$11.77	$15.65	$35.14	$39.63

(1) Cost of investments:	$35,708	$60,968	$1,196,005	$50,642	$1,040,160
Shares of investments:	1,904	5,238	114,432	3,939	42,569

The accompanying notes are an integral part of these financial statements.	(Concluded	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND		AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND		AMERICAN CENTURY INVESTMENTS VP VALUE FUND
								(1)
INVESTMENT INCOME:
Dividends	$		$		$356	$2,109	$		$6,544

NET INVESTMENT INCOME (LOSS)		0		0	356	2,109		0	6,544

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		4,444		1,040	1,196	168,296		3,671	264,654
Realized gain distributions		94,405		7,636	1,671

Net realized gain (loss) on investments		98,849		8,676	2,867	168,296		3,671	264,654

Change in net unrealized appreciation (depreciation) on investments		(108,109)		(6,885)	(4,235)	(133,427)		(1,570)	(272,855)

Net realized and unrealized gain (loss) on investments		(9,260)		1,791	(1,368)	34,869		2,101	(8,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(9,260)		$1,791	$(1,012)	$36,978		$2,101	$(1,657)

	(1) For the period January 1, 2015 to March 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND		AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$12,827	$22,097	$7,191	$2,064	$67

NET INVESTMENT INCOME (LOSS)		0	12,827	22,097	7,191	2,064	67

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		27,071	46,916	81,565	(12,122)	9,860	201
Realized gain distributions		5,777	430,315	82,202	70,316	16,897	904

Net realized gain (loss) on investments		32,848	477,231	163,767	58,194	26,757	1,105

Change in net unrealized appreciation (depreciation) on investments		(26,309)	(353,723)	(236,577)	(114,224)	(43,858)	(1,449)

Net realized and unrealized gain (loss) on investments		6,539	123,508	(72,810)	(56,030)	(17,101)	(344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$6,539	$136,335	$(50,713)	$(48,839)	$(15,037)	$(277)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO	DEUTSCHE CORE EQUITY VIP		DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP	DEUTSCHE SMALL CAP INDEX VIP
			(1)
INVESTMENT INCOME:
Dividends	$2,846	$		$523	$1,369	$2,080	$26,888

NET INVESTMENT INCOME (LOSS)	2,846		0	523	1,369	2,080	26,888

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	7,147		(2)	(1,176)	(2,010)	2,709	53,173
Realized gain distributions	54,925			5,691		6,295	193,644

Net realized gain (loss) on investments	62,072		(2)	4,515	(2,010)	9,004	246,817

Change in net unrealized appreciation (depreciation) on investments	(56,626)		(6)	(4,746)	(81)	(26,455)	(409,343)

Net realized and unrealized gain (loss) on investments	5,446		(8)	(231)	(2,091)	(17,451)	(162,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,292		$(8)	$292	$(722)	$(15,371)	$(135,638)

	(1) For the period July 10, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO		DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II
			(1)		(2)
INVESTMENT INCOME:
Dividends	$4,959	$		$362,893	$3,604	$3,316	$1,490

NET INVESTMENT INCOME (LOSS)	4,959		0	362,893	3,604	3,316	1,490

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	65,152		(1,183)	1,001,040	162,448	511	82
Realized gain distributions	142,462		810	530,481	36,098

Net realized gain (loss) on investments	207,614		(373)	1,531,521	198,546	511	82

Change in net unrealized appreciation (depreciation) on investments	(238,897)		339	(1,686,759)	(192,542)	(2,230)	(2,235)

Net realized and unrealized gain (loss) on investments	(31,283)		(34)	(155,238)	6,004	(1,719)	(2,153)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,324)		$(34)	$207,655	$9,608	$1,597	$(663)

	(1) For the period January 1, 2015 to September 2, 2015. (2) For the period January 1, 2015 to June 8, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	FEDERATED KAUFMANN FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND

INVESTMENT INCOME:
Dividends	$		$18,752	$288	$15,935	$2,391	$7,343

NET INVESTMENT INCOME (LOSS)		0	18,752	288	15,935	2,391	7,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		982	392,332	297,454	(10,451)	18,345	17,446
Realized gain distributions		4,169	250,578	43,153	688	96,818	36,241

Net realized gain (loss) on investments		5,151	642,910	340,607	(9,763)	115,163	53,687

Change in net unrealized appreciation (depreciation) on investments		(3,811)	(639,759)	(249,813)	(11,289)	(132,112)	(20,864)

Net realized and unrealized gain (loss) on investments		1,340	3,151	90,794	(21,052)	(16,949)	32,823

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$1,340	$21,903	$91,082	$(5,117)	$(14,558)	$40,166

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND II
				(1)
INVESTMENT INCOME:
Dividends	$9,490	$29,670	$8,340	$85	$162	$2,256

NET INVESTMENT INCOME (LOSS)	9,490	29,670	8,340	85	162	2,256

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	2,719	(2,193)	(10,651)	(1)	(19)	(327)
Realized gain distributions		5,385	16,278		229	5,537

Net realized gain (loss) on investments	2,719	3,192	5,627	(1)	210	5,210

Change in net unrealized appreciation (depreciation) on investments	(24,846)	(28,300)	(16,311)	(175)	(1,281)	(9,594)

Net realized and unrealized gain (loss) on investments	(22,127)	(25,108)	(10,684)	(176)	(1,071)	(4,384)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,637)	$4,562	$(2,344)	$(91)	$(909)	$(2,128)

	(1) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LIFETIME 2055 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
	(1)	(1)		(2)
INVESTMENT INCOME:
Dividends	$6,780	$1,694	$1,279	$594	$14,931	$1,250

NET INVESTMENT INCOME (LOSS)	6,780	1,694	1,279	594	14,931	1,250

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(610)	(66)	(121)	(15)	(61,417)	(5,822)
Realized gain distributions	19,547	5,737	5,781	2,093	7,581	28,946

Net realized gain (loss) on investments	18,937	5,671	5,660	2,078	(53,836)	23,124

Change in net unrealized appreciation (depreciation) on investments	(35,392)	(10,224)	(9,029)	(4,639)	(9,239)	(39,760)

Net realized and unrealized gain (loss) on investments	(16,455)	(4,553)	(3,369)	(2,561)	(63,075)	(16,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,675)	$(2,859)	$(2,090)	$(1,967)	$(48,144)	$(15,386)

	(1) For the period May 5, 2015 to December 31, 2015. (2) For the period May 7, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND

INVESTMENT INCOME:
Dividends	$38,757	$5,732	$1,758	$1,725	$261	$2,897

NET INVESTMENT INCOME (LOSS)	38,757	5,732	1,758	1,725	261	2,897

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	626,151	(445)	(4,848)	(11,940)	1,014	38
Realized gain distributions	62,780	26,202	4,783	5,608	14,766	16,708

Net realized gain (loss) on investments	688,931	25,757	(65)	(6,332)	15,780	16,746

Change in net unrealized appreciation (depreciation) on investments	(510,259)	(32,845)	(843)	7,254	(8,636)	(44,452)

Net realized and unrealized gain (loss) on investments	178,672	(7,088)	(908)	922	7,144	(27,706)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$217,429	$(1,356)	$850	$2,647	$7,405	$(24,809)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST SMALL CAP GROWTH FUND		GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

INVESTMENT INCOME:
Dividends	$69,765	$		$26,236	$541	$159,620	$84,165

NET INVESTMENT INCOME (LOSS)	69,765		0	26,236	541	159,620	84,165

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	4,110		(643)	144,983	167,041	(30,047)	(4,473)
Realized gain distributions	7,310		71,770	100,979	201,482	53,057	8,997

Net realized gain (loss) on investments	11,420		71,127	245,962	368,523	23,010	4,524

Change in net unrealized appreciation (depreciation) on investments	(50,257)		(73,195)	(422,486)	(184,217)	(354,861)	(57,558)

Net realized and unrealized gain (loss) on investments	(38,837)		(2,068)	(176,524)	184,306	(331,851)	(53,034)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,928		$(2,068)	$(150,288)	$184,847	$(172,231)	$31,131

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND		INVESCO V.I. GLOBAL HEALTH CARE FUND		INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND

INVESTMENT INCOME:
Dividends	$1,544	$		$		$50,374	$43,406	$948

NET INVESTMENT INCOME (LOSS)	1,544		0		0	50,374	43,406	948

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	292,676		1,921		39,010	11,985	47,620	13,096
Realized gain distributions	14,123				9,951			25,469

Net realized gain (loss) on investments	306,799		1,921		48,961	11,985	47,620	38,565

Change in net unrealized appreciation (depreciation) on investments	(298,584)		(1,816)		(27,302)	(84,321)	(179,548)	(54,044)

Net realized and unrealized gain (loss) on investments	8,215		105		21,659	(72,336)	(131,928)	(15,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,759		$105		$21,659	$(21,962)	$(88,522)	$(14,531)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. TECHNOLOGY FUND		JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$15,102	$110,701	$8,732	$3,415	$592

NET INVESTMENT INCOME (LOSS)		0	15,102	110,701	8,732	3,415	592

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		40,387	66,890	(34,751)	(47,757)	150,433	1,938
Realized gain distributions		15,572	23,864	22,160	136,701		9,749

Net realized gain (loss) on investments		55,959	90,754	(12,591)	88,944	150,433	11,687

Change in net unrealized appreciation (depreciation) on investments		1,714	(109,210)	(75,570)	(660)	(122,009)	(9,259)

Net realized and unrealized gain (loss) on investments		57,673	(18,456)	(88,161)	88,284	28,424	2,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$57,673	$(3,354)	$22,540	$97,016	$31,839	$3,020

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	JANUS ASPEN OVERSEAS PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S		NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
							(1)
INVESTMENT INCOME:
Dividends	$735	$1,161	$155	$		$		$5,861

NET INVESTMENT INCOME (LOSS)	735	1,161	155		0		0	5,861

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(35,804)	78	1,309		(388)		(270)	62,088
Realized gain distributions	4,835	40,529	1,570		21,057			17,465

Net realized gain (loss) on investments	(30,969)	40,607	2,879		20,669		(270)	79,553

Change in net unrealized appreciation (depreciation) on investments	23,728	(48,684)	(5,638)		(16,202)		(500)	(144,860)

Net realized and unrealized gain (loss) on investments	(7,241)	(8,077)	(2,759)		4,467		(770)	(65,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,506)	$(6,916)	$(2,604)		$4,467		$(770)	$(59,446)

	(1) For the period November 6, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO		PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO
		(1)		(2)
INVESTMENT INCOME:
Dividends	$		$		$23,281	$85,694	$46,982	$331,243

NET INVESTMENT INCOME (LOSS)		0		0	23,281	85,694	46,982	331,243

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(1,720)		3,361	(4,071)	(7,130)	(24,832)	(1,700)
Realized gain distributions		5,877			7,661			68,797

Net realized gain (loss) on investments		4,157		3,361	3,590	(7,130)	(24,832)	67,097

Change in net unrealized appreciation (depreciation) on investments		(4,977)		(3,871)	(35,072)	(68,779)	(50,362)	(328,776)

Net realized and unrealized gain (loss) on investments		(820)		(510)	(31,482)	(75,909)	(75,194)	(261,679)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(820)		$(510)	$(8,201)	$9,785	$(28,212)	$69,564

	(1) For the period January 1, 2015 to November 6, 2015. (2) For the period January 1, 2015 to July 28, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND		PUTNAM VT MULTI-CAP VALUE FUND		ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO
				(1)		(2)
INVESTMENT INCOME:
Dividends	$4,620	$6,821	$		$		$		$3,830

NET INVESTMENT INCOME (LOSS)	4,620	6,821		0		0		0	3,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	10,316	(409)		(140)		(12)		(5,083)	2,541
Realized gain distributions								2,991	222,802

Net realized gain (loss) on investments	10,316	(409)		(140)		(12)		(2,092)	225,343

Change in net unrealized appreciation (depreciation) on investments	(23,511)	(48,899)		94		(1,718)		(7,721)	(354,543)

Net realized and unrealized gain (loss) on investments	(13,195)	(49,308)		(46)		(1,730)		(9,813)	(129,200)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,575)	$(42,487)		$(46)		$(1,730)		$(9,813)	$(125,370)

	(1) For the period January 1, 2015 to September 2, 2015. (2) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	INVESTMENT DIVISIONS

	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

INVESTMENT INCOME:
Dividends	$228	$179

NET INVESTMENT INCOME (LOSS)	228	179

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	50	(29,334)
Realized gain distributions	2,251

Net realized gain (loss) on investments	2,301	(29,334)

Change in net unrealized appreciation (depreciation) on investments	(9,702)	(232,643)

Net realized and unrealized gain (loss) on investments	(7,401)	(261,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,173)	$(261,798)

The accompanying notes are an integral part of these financial statements.	(concluded	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO				AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND				AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
	2015		2014		2015		2014		2015	2014
								(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$		$356	$472
Net realized gain (loss) on investments		98,849		43,429		8,676		529	2,867	635
Change in net unrealized appreciation (depreciation) on investments		(108,109)		(45,998)		(6,885)		8,051	(4,235)	1,657

Increase (decrease) in net assets resulting from operations		(9,260)		(2,569)		1,791		8,580	(1,012)	2,764

CONTRACT TRANSACTIONS:
Purchase payments received		1,499				7,024		16,420
Transfers for contract benefits and terminations		(5,937)		(52,132)		(4,160)		(3,506)	(7,349)	(6,387)
Net transfers		(63,087)		13,787		1,288		92,636
Contract maintenance charges		(116)		(163)		(60)		(39)	(23)	(23)
Other, net		(619)		(842)

Increase (decrease) in net assets resulting from contract transactions		(68,260)		(39,350)		4,092		105,511	(7,372)	(6,410)

Total increase (decrease) in net assets		(77,520)		(41,919)		5,883		114,091	(8,384)	(3,646)

NET ASSETS:
Beginning of period		404,324		446,243		114,091		0	21,588	25,234

End of period		$326,804		$404,324		$119,974		$114,091	$13,204	$21,588

CHANGES IN UNITS OUTSTANDING:
Units issued		223		1,035		1,744		12,478	3	3
Units redeemed		(760)		(1,390)		(1,413)		(2,012)	(406)	(364)

Net increase (decrease)		(537)		(355)		331		10,466	(403)	(361)

	(1) For the period April 25, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND		AMERICAN CENTURY INVESTMENTS VP ULTRA FUND			AMERICAN CENTURY INVESTMENTS VP VALUE FUND
	2015	2014	2015		2014	2015	2014
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,109	$9,046	$		$41	$6,544	$11,710
Net realized gain (loss) on investments	168,296	3,844		3,671	3,505	264,654	34,323
Change in net unrealized appreciation (depreciation) on investments	(133,427)	(43,811)		(1,570)	(1,437)	(272,855)	48,099

Increase (decrease) in net assets resulting from operations	36,978	(30,921)		2,101	2,109	(1,657)	94,132

CONTRACT TRANSACTIONS:
Purchase payments received						29,542	35,183
Transfers for contract benefits and terminations	(3,316)	(5,929)		(26,325)	(9,316)	(126,028)	(9,645)
Net transfers	(540,859)	36,290		(9,353)	8,725	(610,617)	(16,285)
Contract maintenance charges	(170)	(315)		(4)	(20)	(269)	(527)
Other, net				(3,150)	(764)		(4,382)

Increase (decrease) in net assets resulting from contract transactions	(544,345)	30,046		(38,832)	(1,375)	(707,372)	4,344

Total increase (decrease) in net assets	(507,367)	(875)		(36,731)	734	(709,029)	98,476

NET ASSETS:
Beginning of period	555,277	556,152		36,731	35,997	817,268	718,792

End of period	$47,910	$555,277		$0	$36,731	$108,239	$817,268

CHANGES IN UNITS OUTSTANDING:
Units issued	341	7,331		334	3,095	1,514	3,306
Units redeemed	(44,241)	(4,759)		(2,104)	(3,233)	(21,739)	(3,178)

Net increase (decrease)	(43,900)	2,572		(1,770)	(138)	(20,225)	128

	(1) For the period January 1, 2015 to March 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	AMERICAN CENTURY INVESTMENTS VP VISTA FUND	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND			AMERICAN FUNDS IS GROWTH FUND
	2014	2015		2014	2015	2014
	(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	$		$176	$12,827	$15,418
Net realized gain (loss) on investments	29,408		32,848	3,402	477,231	331,342
Change in net unrealized appreciation (depreciation) on investments	(30,328)		(26,309)	(1,594)	(353,723)	(175,976)

Increase (decrease) in net assets resulting from operations	(920)		6,539	1,984	136,335	170,784

CONTRACT TRANSACTIONS:
Purchase payments received	4,635		1,616	5,560	57,235	55,967
Transfers for contract benefits and terminations	(1,553)		(1,748)	(2,433)	(105,139)	(308,735)
Net transfers	(129,717)		(72,314)	24,433	42,169	(271,905)
Contract maintenance charges	(23)		(38)	(56)	(993)	(1,008)
Other, net						(1,901)

Increase (decrease) in net assets resulting from contract transactions	(126,658)		(72,484)	27,504	(6,728)	(527,582)

Total increase (decrease) in net assets	(127,578)		(65,945)	29,488	129,607	(356,798)

NET ASSETS:
Beginning of period	127,578		143,758	114,270	1,975,392	2,332,190

End of period	$0		$77,813	$143,758	$2,104,999	$1,975,392

CHANGES IN UNITS OUTSTANDING:
Units issued	528		1,459	3,084	13,534	34,234
Units redeemed	(7,288)		(6,779)	(907)	(13,870)	(68,246)

Net increase (decrease)	(6,760)		(5,320)	2,177	(336)	(34,012)

	(1) For the period January 1, 2014 to April 25, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS INTERNATIONAL FUND		AMERICAN FUNDS IS NEW WORLD FUND		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$22,097	$24,434	$7,191	$9,836	$2,064	$1,719
Net realized gain (loss) on investments	163,767	42,137	58,194	99,678	26,757	55,035
Change in net unrealized appreciation (depreciation) on investments	(236,577)	(115,390)	(114,224)	(187,993)	(43,858)	(49,072)

Increase (decrease) in net assets resulting from operations	(50,713)	(48,819)	(48,839)	(78,479)	(15,037)	7,682

CONTRACT TRANSACTIONS:
Purchase payments received	26,245	37,999	12,851	11,309	11,209	353
Transfers for contract benefits and terminations	(358,107)	(63,974)	(56,899)	(59,631)	(8,634)	(60,942)
Net transfers	50,080	(60,727)	338,289	110,670	(29,399)	30,333
Contract maintenance charges	(745)	(987)	(366)	(326)	(107)	(112)
Other, net	(11,335)	(8,700)	(1,661)	259

Increase (decrease) in net assets resulting from contract transactions	(293,862)	(96,389)	292,214	62,281	(26,931)	(30,368)

Total increase (decrease) in net assets	(344,575)	(145,208)	243,375	(16,198)	(41,968)	(22,686)

NET ASSETS:
Beginning of period	1,714,915	1,860,123	966,605	982,803	248,352	271,038

End of period	$1,370,340	$1,714,915	$1,209,980	$966,605	$206,384	$248,352

CHANGES IN UNITS OUTSTANDING:
Units issued	10,800	12,213	21,869	7,812	2,051	5,620
Units redeemed	(36,094)	(20,884)	(5,530)	(4,277)	(3,287)	(6,989)

Net increase (decrease)	(25,294)	(8,671)	16,339	3,535	(1,236)	(1,369)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	DAVIS FINANCIAL PORTFOLIO		DAVIS VALUE PORTFOLIO		DELAWARE VIP SMALL CAP VALUE SERIES
	2015	2014	2015	2014	2015
					(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$67	$120	$2,846	$3,266	$
Net realized gain (loss) on investments	1,105	6,705	62,072	78,025
Change in net unrealized appreciation (depreciation) on investments	(1,449)	(6,209)	(56,626)	(59,703)

Increase (decrease) in net assets resulting from operations	(277)	616	8,292	21,588	0

CONTRACT TRANSACTIONS:
Purchase payments received	192	1,032	11,056	31,732
Transfers for contract benefits and terminations	(219)	(7,538)	(28,409)	(11,696)
Net transfers	(3,347)	(14,795)	(13,304)	35,154	4,689
Contract maintenance charges	(6)	(11)	(196)	(199)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(3,380)	(21,312)	(30,853)	54,991	4,689

Total increase (decrease) in net assets	(3,657)	(20,696)	(22,561)	76,579	4,689

NET ASSETS:
Beginning of period	11,075	31,771	370,780	294,201	0

End of period	$7,418	$11,075	$348,219	$370,780	$4,689

CHANGES IN UNITS OUTSTANDING:
Units issued	425	324	3,554	5,975	480
Units redeemed	(645)	(1,755)	(5,103)	(2,729)

Net increase (decrease)	(220)	(1,431)	(1,549)	3,246	480

	(1) For the period December 31, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP		DEUTSCHE HIGH INCOME VIP
	2015	2015	2014	2015	2014
	(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	$523	$443	$1,369	$5,511
Net realized gain (loss) on investments	(2)	4,515	13,331	(2,010)	154
Change in net unrealized appreciation (depreciation) on investments	(6)	(4,746)	(15,796)	(81)	(4,781)

Increase (decrease) in net assets resulting from operations	(8)	292	(2,022)	(722)	884

CONTRACT TRANSACTIONS:
Purchase payments received		2,693	3,880	11,723	9,412
Transfers for contract benefits and terminations	(69)	(6,748)	(17,652)	(81,347)	(1,836)
Net transfers	1,657	11,735	(17,015)		7,967
Contract maintenance charges	(20)	(38)	(45)	(58)	(119)
Other, net					(3,281)

Increase (decrease) in net assets resulting from contract transactions	1,568	7,642	(30,832)	(69,682)	12,143

Total increase (decrease) in net assets	1,560	7,934	(32,854)	(70,404)	13,027

NET ASSETS:
Beginning of period	0	47,255	80,109	92,881	79,854

End of period	$1,560	$55,189	$47,255	$22,477	$92,881

CHANGES IN UNITS OUTSTANDING:
Units issued	98	863	671	726	1,090
Units redeemed	(6)	(503)	(2,128)	(5,104)	(342)

Net increase (decrease)	92	360	(1,457)	(4,378)	748

	(1) For the period July 10, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	DEUTSCHE LARGE CAP VALUE VIP		DEUTSCHE SMALL CAP INDEX VIP		DEUTSCHE SMALL MID CAP VALUE VIP
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,080	$162	$26,888	$22,012	$4,959	$12,514
Net realized gain (loss) on investments	9,004	20,507	246,817	212,387	207,614	110,921
Change in net unrealized appreciation (depreciation) on investments	(26,455)	(18,332)	(409,343)	(115,472)	(238,897)	(40,610)

Increase (decrease) in net assets resulting from operations	(15,371)	2,337	(135,638)	118,927	(26,324)	82,825

CONTRACT TRANSACTIONS:
Purchase payments received	431	621	8,878	15,606	39,344	22,012
Transfers for contract benefits and terminations	(3,278)	(98,063)	(215,327)	(82,182)	(34,938)	(125,657)
Net transfers	126,695	44,933	294,598	205,495	10,454	(117,399)
Contract maintenance charges	(107)	(51)	(1,684)	(1,508)	(525)	(515)
Other, net			(7,042)	(8,036)

Increase (decrease) in net assets resulting from contract transactions	123,741	(52,560)	79,423	129,375	14,335	(221,559)

Total increase (decrease) in net assets	108,370	(50,223)	(56,215)	248,302	(11,989)	(138,734)

NET ASSETS:
Beginning of period	95,617	145,840	2,729,700	2,481,398	1,677,798	1,816,532

End of period	$203,987	$95,617	$2,673,485	$2,729,700	$1,665,809	$1,677,798

CHANGES IN UNITS OUTSTANDING:
Units issued	13,231	6,351	20,358	33,452	12,079	10,429
Units redeemed	(4,859)	(10,818)	(16,443)	(26,403)	(11,099)	(21,877)

Net increase (decrease)	8,372	(4,467)	3,915	7,049	980	(11,448)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO				DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO
	2015		2014		2015	2014	2015	2014
		(1)					(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$362,893	$327,720	$3,604	$14,177
Net realized gain (loss) on investments		(373)		8,152	1,531,521	768,347	198,546	48,191
Change in net unrealized appreciation (depreciation) on investments		339		(6,649)	(1,686,759)	1,266,622	(192,542)	(1,442)

Increase (decrease) in net assets resulting from operations		(34)		1,503	207,655	2,362,689	9,608	60,926

CONTRACT TRANSACTIONS:
Purchase payments received					180,533	142,859
Transfers for contract benefits and terminations		(7,492)		(25,731)	(800,415)	(728,726)	(3,610)	(7,717)
Net transfers		(737)		3,895	658,320	(26,751)	(784,113)	(30,049)
Contract maintenance charges		(3)		(11)	(9,088)	(9,270)	(222)	(446)
Other, net					(16,114)	6,195

Increase (decrease) in net assets resulting from contract transactions		(8,232)		(21,847)	13,236	(615,693)	(787,945)	(38,212)

Total increase (decrease) in net assets		(8,266)		(20,344)	220,891	1,746,996	(778,337)	22,714

NET ASSETS:
Beginning of period		8,266		28,610	19,606,473	17,859,477	778,337	755,623

End of period		$0		$8,266	$19,827,364	$19,606,473	$0	$778,337

CHANGES IN UNITS OUTSTANDING:
Units issued		45		546	210,642	123,960	34	802
Units redeemed		(373)		(1,430)	(210,432)	(160,087)	(9,354)	(1,262)

Net increase (decrease)		(328)		(884)	210	(36,127)	(9,320)	(460)

	(1) For the period January 1, 2015 to September 2, 2015. (2) For the period January 1, 2015 to June 8, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO		FEDERATED HIGH INCOME BOND FUND II		FEDERATED KAUFMANN FUND II
	2015	2014	2015	2014	2015		2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,316	$2,601	$1,490	$1,606	$		$
Net realized gain (loss) on investments	511	7,700	82	253		5,151		5,118
Change in net unrealized appreciation (depreciation) on investments	(2,230)	(12,450)	(2,235)	(1,127)		(3,811)		(2,924)

Increase (decrease) in net assets resulting from operations	1,597	(2,149)	(663)	732		1,340		2,194

CONTRACT TRANSACTIONS:
Purchase payments received	2,663	563
Transfers for contract benefits and terminations	(4,672)	(15,356)	(347)	(362)		(684)		(980)
Net transfers	5,583	(11,647)		(630)		15,801		(8,347)
Contract maintenance charges	(160)	(162)	(41)	(42)		(52)		(43)
Other, net

Increase (decrease) in net assets resulting from contract transactions	3,414	(26,602)	(388)	(1,034)		15,065		(9,370)

Total increase (decrease) in net assets	5,011	(28,751)	(1,051)	(302)		16,405		(7,176)

NET ASSETS:
Beginning of period	97,279	126,030	26,423	26,725		21,770		28,946

End of period	$102,290	$97,279	$25,372	$26,423		$38,175		$21,770

CHANGES IN UNITS OUTSTANDING:
Units issued	468	270	3	3		1,021		116
Units redeemed	(283)	(1,568)	(18)	(43)		(242)		(667)

Net increase (decrease)	185	(1,298)	(15)	(40)		779		(551)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO			FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
	2015	2014	2015	2014		2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,752	$21,457	$288	$		$15,935	$16,060
Net realized gain (loss) on investments	642,910	196,629	340,607		129,141	(9,763)	(3,165)
Change in net unrealized appreciation (depreciation) on investments	(639,759)	90,348	(249,813)		(7,816)	(11,289)	28,106

Increase (decrease) in net assets resulting from operations	21,903	308,434	91,082		121,325	(5,117)	41,001

CONTRACT TRANSACTIONS:
Purchase payments received	40,802	83,896
Transfers for contract benefits and terminations	(608,672)	(155,684)	(14,896)		(24,608)	(17,766)	(16,411)
Net transfers	(191,905)	(223,414)	(498,393)		214,534	(142,134)	197,688
Contract maintenance charges	(1,318)	(1,695)	(789)		(1,160)	(443)	(375)
Other, net	(10,994)	(15,107)

Increase (decrease) in net assets resulting from contract transactions	(772,087)	(312,004)	(514,078)		188,766	(160,343)	180,902

Total increase (decrease) in net assets	(750,184)	(3,570)	(422,996)		310,091	(165,460)	221,903

NET ASSETS:
Beginning of period	3,018,077	3,021,647	1,306,284		996,193	809,711	587,808

End of period	$2,267,893	$3,018,077	$883,288		$1,306,284	$644,251	$809,711

CHANGES IN UNITS OUTSTANDING:
Units issued	26,161	12,618	136,570		33,965	4,855	13,246
Units redeemed	(54,619)	(25,946)	(166,443)		(21,495)	(12,790)	(3,876)

Net increase (decrease)	(28,458)	(13,328)	(29,873)		12,470	(7,935)	9,370

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	FIDELITY VIP MID CAP PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,391	$154	$7,343	$28,038	$9,490	$18,858
Net realized gain (loss) on investments	115,163	64,279	53,687	110,328	2,719	206,711
Change in net unrealized appreciation (depreciation) on investments	(132,112)	(19,897)	(20,864)	(80,975)	(24,846)	(145,443)

Increase (decrease) in net assets resulting from operations	(14,558)	44,536	40,166	57,391	(12,637)	80,126

CONTRACT TRANSACTIONS:
Purchase payments received	89,439	103,684	11,964	25,073
Transfers for contract benefits and terminations	(82,734)	(152,710)	(204,510)	(80,829)	(11,753)	(16,381)
Net transfers	60,409	(38,330)	(457,018)	466,774	(398,259)	(298,073)
Contract maintenance charges	(567)	(571)	(487)	(888)	(1,042)	(1,234)
Other, net			(18,242)	389

Increase (decrease) in net assets resulting from contract transactions	66,547	(87,927)	(668,293)	410,519	(411,054)	(315,688)

Total increase (decrease) in net assets	51,989	(43,391)	(628,127)	467,910	(423,691)	(235,562)

NET ASSETS:
Beginning of period	851,160	894,551	920,839	452,929	1,066,833	1,302,395

End of period	$903,149	$851,160	$292,712	$920,839	$643,142	$1,066,833

CHANGES IN UNITS OUTSTANDING:
Units issued	6,466	6,158	101,486	29,534	2,770	13,070
Units redeemed	(4,854)	(8,503)	(130,950)	(9,245)	(11,687)	(20,943)

Net increase (decrease)	1,612	(2,345)	(29,464)	20,289	(8,917)	(7,873)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST BOND INDEX FUND		GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST FEDERATED BOND FUND
	2015	2014	2015	2014	2015
					(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$29,670	$39,180	$8,340	$16,556	$85
Net realized gain (loss) on investments	3,192	5,180	5,627	28,029	(1)
Change in net unrealized appreciation (depreciation) on investments	(28,300)	58,154	(16,311)	(19,130)	(175)

Increase (decrease) in net assets resulting from operations	4,562	102,514	(2,344)	25,455	(91)

CONTRACT TRANSACTIONS:
Purchase payments received	6,414		23,493	29,008	4,597
Transfers for contract benefits and terminations	(93,693)	(39,053)	(229,168)	(76,928)	(178)
Net transfers	11,145	58,339	(60,008)	166,161	1,762
Contract maintenance charges	(851)	(909)	(236)	(390)	(7)
Other, net	(5,791)	14,807	(14,676)	7,152

Increase (decrease) in net assets resulting from contract transactions	(82,776)	33,184	(280,595)	125,003	6,174

Total increase (decrease) in net assets	(78,214)	135,698	(282,939)	150,458	6,083

NET ASSETS:
Beginning of period	1,892,470	1,756,772	596,617	446,159	0

End of period	$1,814,256	$1,892,470	$313,678	$596,617	$6,083

CHANGES IN UNITS OUTSTANDING:
Units issued	6,070	8,992	10,652	15,886	468
Units redeemed	(12,150)	(6,446)	(23,687)	(9,897)	(14)

Net increase (decrease)	(6,080)	2,546	(13,035)	5,989	454

	(1) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND II		GREAT-WEST LIFETIME 2025 FUND II
	2015	2014	2015	2014	2015	2014
		(1)		(2)	(3)	(4)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$162	$128	$2,256	$951	$6,780	$528
Net realized gain (loss) on investments	210	12	5,210	1,786	18,937	13,211
Change in net unrealized appreciation (depreciation) on investments	(1,281)	(719)	(9,594)	(2,382)	(35,392)	(8,961)

Increase (decrease) in net assets resulting from operations	(909)	(579)	(2,128)	355	(9,675)	4,778

CONTRACT TRANSACTIONS:
Purchase payments received	8,750		69,500	5,095	342,048	10,156
Transfers for contract benefits and terminations	(792)	(94)	(4,956)	(3,672)	(13,293)	(33,365)
Net transfers	552	8,192	21,778	53,757	108,045	(91,777)
Contract maintenance charges	(35)	(19)	(125)	(15)	(555)	(42)
Other, net

Increase (decrease) in net assets resulting from contract transactions	8,475	8,079	86,197	55,165	436,245	(115,028)

Total increase (decrease) in net assets	7,566	7,500	84,069	55,520	426,570	(110,250)

NET ASSETS:
Beginning of period	7,500	0	55,520	0	0	110,250

End of period	$15,066	$7,500	$139,589	$55,520	$426,570	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	818	730	6,234	3,949	28,871	674
Units redeemed	(77)	(11)	(530)	(253)	(1,910)	(7,972)

Net increase (decrease)	741	719	5,704	3,696	26,961	(7,298)

(1) For the period April 24, 2014 to December 31, 2014.

(2) For the period July 18, 2014 to December 31, 2014.

(3) For the period May 5, 2015 to December 31, 2015.

(4) For the period January 1, 2014 to July 18, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2045 FUND II		GREAT-WEST LIFETIME 2055 FUND II
	2015	2015	2014	2015	2014
	(1)			(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,694	$1,279	$834	$594	$
Net realized gain (loss) on investments	5,671	5,660	2,540	2,078		527
Change in net unrealized appreciation (depreciation) on investments	(10,224)	(9,029)	(2,995)	(4,639)

Increase (decrease) in net assets resulting from operations	(2,859)	(2,090)	379	(1,967)		527

CONTRACT TRANSACTIONS:
Purchase payments received	86,458	22,762	3,807			18,991
Transfers for contract benefits and terminations	(3,336)	(3,208)	(3,555)	(214)		(1,168)
Net transfers	33,439	7,778	49,223	36,403		(18,320)
Contract maintenance charges	(137)	(144)	(72)	(70)		(30)
Other, net

Increase (decrease) in net assets resulting from contract transactions	116,424	27,188	49,403	36,119		(527)

Total increase (decrease) in net assets	113,565	25,098	49,782	34,152		0

NET ASSETS:
Beginning of period	0	52,927	3,145	0		0

End of period	$113,565	$78,025	$52,927	$34,152		$0

CHANGES IN UNITS OUTSTANDING:
Units issued	6,957	1,739	3,088	2,060		1,135
Units redeemed	(209)	(200)	(220)	(20)		(1,135)

Net increase (decrease)	6,748	1,539	2,868	2,040		0

	(1) For the period May 5, 2015 to December 31, 2015. (2) For the period May 7, 2015 to December 31, 2015. (3) For the period May 13, 2014 to June 24, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$14,931	$89,409	$1,250	$6,001	$38,757	$35,234
Net realized gain (loss) on investments	(53,836)	121,678	23,124	152,442	688,931	190,987
Change in net unrealized appreciation (depreciation) on investments	(9,239)	(138,592)	(39,760)	(126,320)	(510,259)	(180,136)

Increase (decrease) in net assets resulting from operations	(48,144)	72,495	(15,386)	32,123	217,429	46,085

CONTRACT TRANSACTIONS:
Purchase payments received	89,945	102,422	10,831	11,286	37,932	34,646
Transfers for contract benefits and terminations	(19,854)	(33,120)	(68,611)	(57,725)	(465,642)	(343,382)
Net transfers	(1,826,219)	(115,309)	(24,124)	153,292	1,513,824	491,965
Contract maintenance charges	(872)	(2,068)	(223)	(309)	(2,552)	(1,797)
Other, net			(6,660)	(46,621)

Increase (decrease) in net assets resulting from contract transactions	(1,757,000)	(48,075)	(88,787)	59,923	1,083,562	181,432

Total increase (decrease) in net assets	(1,805,144)	24,420	(104,173)	92,046	1,300,991	227,517

NET ASSETS:
Beginning of period	2,443,948	2,419,528	628,810	536,764	3,727,244	3,499,727

End of period	$638,804	$2,443,948	$524,637	$628,810	$5,028,235	$3,727,244

CHANGES IN UNITS OUTSTANDING:
Units issued	5,608	12,430	1,165	14,254	492,081	125,006
Units redeemed	(55,249)	(14,097)	(3,881)	(12,156)	(390,864)	(105,418)

Net increase (decrease)	(49,641)	(1,667)	(2,716)	2,098	101,217	19,588

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATE PROFILE I FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,732	$7,740	$1,758	$3,643	$1,725	$8,225
Net realized gain (loss) on investments	25,757	19,500	(65)	29,885	(6,332)	27,371
Change in net unrealized appreciation (depreciation) on investments	(32,845)	(12,498)	(843)	(23,030)	7,254	(21,236)

Increase (decrease) in net assets resulting from operations	(1,356)	14,742	850	10,498	2,647	14,360

CONTRACT TRANSACTIONS:
Purchase payments received	33,245	28,504	5,570	8,781	11,631	14,376
Transfers for contract benefits and terminations	(54,524)	(13,055)	(40,575)	(109,568)	(243,476)	(64,309)
Net transfers	6,471	(4,252)	(5,702)	(53,870)	(30,247)	39,739
Contract maintenance charges	(287)	(193)	(92)	(149)	(91)	(252)
Other, net	(656)	1,339	(2,392)	(770)	(13,950)	(3,787)

Increase (decrease) in net assets resulting from contract transactions	(15,751)	12,343	(43,191)	(155,576)	(276,133)	(14,233)

Total increase (decrease) in net assets	(17,107)	27,085	(42,341)	(145,078)	(273,486)	127

NET ASSETS:
Beginning of period	262,105	235,020	92,266	237,344	294,747	294,620

End of period	$244,998	$262,105	$49,925	$92,266	$21,261	$294,747

CHANGES IN UNITS OUTSTANDING:
Units issued	4,940	4,087	1,654	2,860	2,640	9,167
Units redeemed	(5,618)	(3,535)	(3,601)	(10,345)	(15,445)	(9,935)

Net increase (decrease)	(678)	552	(1,947)	(7,485)	(12,805)	(768)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST MONEY MARKET FUND				GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND		GREAT-WEST S&P MID CAP 400® INDEX FUND
	2015		2014		2015	2014	2015	2014
								(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$261	$621	$2,897	$27
Net realized gain (loss) on investments					15,780	3,393	16,746	69
Change in net unrealized appreciation (depreciation) on investments					(8,636)	5,357	(44,452)	57

Increase (decrease) in net assets resulting from operations		0		0	7,405	9,371	(24,809)	153

CONTRACT TRANSACTIONS:
Purchase payments received		1,549,653		1,970,205	20,856	17,482	2,000	2,000
Transfers for contract benefits and terminations		(711,851)		(1,433,313)	(5,479)	(38,847)	(1,558)	(133)
Net transfers		245,807		(393,339)	23,267	(11,299)	322,559
Contract maintenance charges		(8,716)		(7,607)	(63)	(66)	(111)	(18)
Other, net		(8,208)		144,666

Increase (decrease) in net assets resulting from contract transactions		1,066,685		280,612	38,581	(32,730)	322,890	1,849

Total increase (decrease) in net assets		1,066,685		280,612	45,986	(23,359)	298,081	2,002

NET ASSETS:
Beginning of period		9,739,858		9,459,246	89,822	113,181	2,002	0

End of period		$10,806,543		$9,739,858	$135,808	$89,822	$300,083	$2,002

CHANGES IN UNITS OUTSTANDING:
Units issued		1,129,644		768,574	2,165	856	23,842	168
Units redeemed		(1,047,669)		(747,009)	(488)	(2,508)	(158)	(13)

Net increase (decrease)		81,975		21,565	1,677	(1,652)	23,684	155

	(1) For the period May 7, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL CAP GROWTH FUND			GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
	2015	2014	2015		2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$69,765	$84,149	$		$1,677	$26,236	$44,594
Net realized gain (loss) on investments	11,420	13,513		71,127	7,474	245,962	279,760
Change in net unrealized appreciation (depreciation) on investments	(50,257)	(42,621)		(73,195)	(12,676)	(422,486)	(159,494)

Increase (decrease) in net assets resulting from operations	30,928	55,041		(2,068)	(3,525)	(150,288)	164,860

CONTRACT TRANSACTIONS:
Purchase payments received	261,724	234,000				31,409	11,849
Transfers for contract benefits and terminations	(73,488)	(64,992)		(1,145)	(764)	(359,041)	(185,184)
Net transfers	136,806	37,799		29,974	17,269	(24,641)	108,962
Contract maintenance charges	(2,369)	(2,364)		(134)	(94)	(940)	(1,132)
Other, net						(13,869)	(9,056)

Increase (decrease) in net assets resulting from contract transactions	322,673	204,443		28,695	16,411	(367,082)	(74,561)

Total increase (decrease) in net assets	353,601	259,484		26,627	12,886	(517,370)	90,299

NET ASSETS:
Beginning of period	5,751,507	5,492,023		73,047	60,161	2,448,151	2,357,852

End of period	$6,105,108	$5,751,507		$99,674	$73,047	$1,930,781	$2,448,151

CHANGES IN UNITS OUTSTANDING:
Units issued	30,923	21,476		3,268	1,755	42,645	18,783
Units redeemed	(7,036)	(6,243)		(710)	(412)	(58,931)	(22,429)

Net increase (decrease)	23,887	15,233		2,558	1,343	(16,286)	(3,646)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND		GREAT-WEST TEMPLETON GLOBAL BOND FUND		GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$541	$21,751	$159,620	$163,557	$84,165	$97,743
Net realized gain (loss) on investments	368,523	592,177	23,010	43,925	4,524	1,056
Change in net unrealized appreciation (depreciation) on investments	(184,217)	(266,263)	(354,861)	(206,235)	(57,558)	111,106

Increase (decrease) in net assets resulting from operations	184,847	347,665	(172,231)	1,247	31,131	209,905

CONTRACT TRANSACTIONS:
Purchase payments received	51,258	50,823	284,908	300,969
Transfers for contract benefits and terminations	(199,642)	(317,607)	(79,537)	(196,763)	(148,487)	(44,167)
Net transfers	(259,356)	(418,346)	510,985	187,892	123,807	79,765
Contract maintenance charges	(1,269)	(1,475)	(1,845)	(1,704)	(1,537)	(1,297)
Other, net	(12,203)	(3,221)			(9,382)	(53,865)

Increase (decrease) in net assets resulting from contract transactions	(421,212)	(689,826)	714,511	290,394	(35,599)	(19,564)

Total increase (decrease) in net assets	(236,365)	(342,161)	542,280	291,641	(4,468)	190,341

NET ASSETS:
Beginning of period	2,906,031	3,248,192	3,627,951	3,336,310	4,061,840	3,871,499

End of period	$2,669,666	$2,906,031	$4,170,231	$3,627,951	$4,057,372	$4,061,840

CHANGES IN UNITS OUTSTANDING:
Units issued	7,908	26,761	70,405	42,451	26,796	15,961
Units redeemed	(20,857)	(51,297)	(19,222)	(22,196)	(28,521)	(16,937)

Net increase (decrease)	(12,949)	(24,536)	51,183	20,255	(1,725)	(976)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. DIVERSIFIED DIVIDEND FUND			INVESCO V.I. GLOBAL HEALTH CARE FUND
	2015	2014	2015		2014	2015		2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,544	$7,522	$		$219	$		$
Net realized gain (loss) on investments	306,799	39,216		1,921	644		48,961		9,310
Change in net unrealized appreciation (depreciation) on investments	(298,584)	23,053		(1,816)	706		(27,302)		(228)

Increase (decrease) in net assets resulting from operations	9,759	69,791		105	1,569		21,659		9,082

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(10,661)	(13,799)		(152)	(471)		(268,843)		(9,446)
Net transfers	(754,385)	(8,755)		(19,773)	5,348		2,009		286,973
Contract maintenance charges	(386)	(568)		(8)	(21)		(294)		(112)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(765,432)	(23,122)		(19,933)	4,856		(267,128)		277,415

Total increase (decrease) in net assets	(755,673)	46,669		(19,828)	6,425		(245,469)		286,497

NET ASSETS:
Beginning of period	883,359	836,690		19,832	13,407		360,623		74,126

End of period	$127,686	$883,359		$4	$19,832		$115,154		$360,623

CHANGES IN UNITS OUTSTANDING:
Units issued	2,183	4,049		441	779		2,203		10,229
Units redeemed	(39,501)	(5,121)		(2,271)	(345)		(10,852)		(784)

Net increase (decrease)	(37,318)	(1,072)		(1,830)	434		(8,649)		9,445

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND		INVESCO V.I. MID CAP CORE EQUITY FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$50,374	$19,315	$43,406	$39,572	$948	$120
Net realized gain (loss) on investments	11,985	8,745	47,620	201,322	38,565	51,030
Change in net unrealized appreciation (depreciation) on investments	(84,321)	132,255	(179,548)	(232,303)	(54,044)	(38,863)

Increase (decrease) in net assets resulting from operations	(21,962)	160,315	(88,522)	8,591	(14,531)	12,287

CONTRACT TRANSACTIONS:
Purchase payments received	21,819	17,861	64,576	63,695	261	3,658
Transfers for contract benefits and terminations	(49,688)	(59,707)	(180,470)	(445,490)	(112,934)	(4,260)
Net transfers	212,966	(21,881)	632,416	(169,637)	104,800	16,580
Contract maintenance charges	(429)	(377)	(1,140)	2,345	(72)	(173)
Other, net	(2,519)	146	(9,675)	2,444		(4,389)

Increase (decrease) in net assets resulting from contract transactions	182,149	(63,958)	505,707	(546,643)	(7,945)	11,416

Total increase (decrease) in net assets	160,187	96,357	417,185	(538,052)	(22,476)	23,703

NET ASSETS:
Beginning of period	1,242,019	1,145,662	2,455,684	2,993,736	345,949	322,246

End of period	$1,402,206	$1,242,019	$2,872,869	$2,455,684	$323,473	$345,949

CHANGES IN UNITS OUTSTANDING:
Units issued	9,293	2,941	56,632	47,564	7,535	4,184
Units redeemed	(4,060)	(4,995)	(24,207)	(84,117)	(7,973)	(3,721)

Net increase (decrease)	5,233	(2,054)	32,425	(36,553)	(438)	463

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	INVESCO V.I. TECHNOLOGY FUND				JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2015		2014		2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$15,102	$19,678	$110,701	$196,212
Net realized gain (loss) on investments		55,959		44,852	90,754	80,961	(12,591)	16,102
Change in net unrealized appreciation (depreciation) on investments		1,714		(20,918)	(109,210)	(6,431)	(75,570)	39,464

Increase (decrease) in net assets resulting from operations		57,673		23,934	(3,354)	94,208	22,540	251,778

CONTRACT TRANSACTIONS:
Purchase payments received					63,632	57,750	73,368	721,585
Transfers for contract benefits and terminations		(5,175)		(13,438)	(378,899)	(113,554)	(2,715,460)	(118,487)
Net transfers		(366,762)		409,640	52,398	122,745	1,520,568	(13,478)
Contract maintenance charges		(348)		(591)	(829)	(1,159)	(1,351)	(692)
Other, net						(13,505)	(5,031)	97

Increase (decrease) in net assets resulting from contract transactions		(372,285)		395,611	(263,698)	52,277	(1,127,906)	589,025

Total increase (decrease) in net assets		(314,612)		419,545	(267,052)	146,485	(1,105,366)	840,803

NET ASSETS:
Beginning of period		485,259		65,714	1,176,614	1,030,129	5,830,268	4,989,465

End of period		$170,647		$485,259	$909,562	$1,176,614	$4,724,902	$5,830,268

CHANGES IN UNITS OUTSTANDING:
Units issued		117,752		25,856	62,851	21,899	136,452	34,881
Units redeemed		(136,609)		(1,972)	(73,915)	(19,511)	(181,085)	(11,100)

Net increase (decrease)		(18,857)		23,884	(11,064)	2,388	(44,633)	23,781

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL RESEARCH PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$8,732	$1,239	$3,415	$8,315	$592	$
Net realized gain (loss) on investments	88,944	238,694	150,433	6,112	11,687		4,666
Change in net unrealized appreciation (depreciation) on investments	(660)	(179,476)	(122,009)	32,172	(9,259)		1,399

Increase (decrease) in net assets resulting from operations	97,016	60,457	31,839	46,599	3,020		6,065

CONTRACT TRANSACTIONS:
Purchase payments received	65,123	48,942
Transfers for contract benefits and terminations	(28,313)	(205,654)	(10,347)	(17,353)	(7,871)		(1,534)
Net transfers	921,423	83,603	(296,471)	482,716	7,705		7,013
Contract maintenance charges	(1,177)	(421)	(497)	(686)	(15)		(14)
Other, net

Increase (decrease) in net assets resulting from contract transactions	957,056	(73,530)	(307,315)	464,677	(181)		5,465

Total increase (decrease) in net assets	1,054,072	(13,073)	(275,476)	511,276	2,839		11,530

NET ASSETS:
Beginning of period	801,063	814,136	825,591	314,315	70,511		58,981

End of period	$1,855,135	$801,063	$550,115	$825,591	$73,350		$70,511

CHANGES IN UNITS OUTSTANDING:
Units issued	48,288	12,634	189,627	47,950	379		341
Units redeemed	(19,765)	(15,452)	(213,595)	(3,422)	(403)		(96)

Net increase (decrease)	28,523	(2,818)	(23,968)	44,528	(24)		245

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	JANUS ASPEN OVERSEAS PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$735	$11,213	$1,161	$559	$155	$196
Net realized gain (loss) on investments	(30,969)	19,230	40,607	20,450	2,879	1,655
Change in net unrealized appreciation (depreciation) on investments	23,728	(54,893)	(48,684)	(10,017)	(5,638)	731

Increase (decrease) in net assets resulting from operations	(6,506)	(24,450)	(6,916)	10,992	(2,604)	2,582

CONTRACT TRANSACTIONS:
Purchase payments received	6,538	3,519
Transfers for contract benefits and terminations	(84,102)	(5,245)	(1,800)	(1,367)	(6,374)	(5,726)
Net transfers	(27,112)	4,909	33,259	13,628
Contract maintenance charges	(41)	(58)	(194)	(151)	(34)	(34)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(104,717)	3,125	31,265	12,110	(6,408)	(5,760)

Total increase (decrease) in net assets	(111,223)	(21,325)	24,349	23,102	(9,012)	(3,178)

NET ASSETS:
Beginning of period	187,653	208,978	128,486	105,384	26,001	29,179

End of period	$76,430	$187,653	$152,835	$128,486	$16,989	$26,001

CHANGES IN UNITS OUTSTANDING:
Units issued	2,366	1,881	1,512	714	2	3
Units redeemed	(6,379)	(1,747)	(146)	(140)	(307)	(277)

Net increase (decrease)	(4,013)	134	1,366	574	(305)	(274)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I				NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
	2015		2014		2015	2015	2014
					(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$	$5,861	$8,388
Net realized gain (loss) on investments		20,669		120,950	(270)	79,553	49,611
Change in net unrealized appreciation (depreciation) on investments		(16,202)		(104,802)	(500)	(144,860)	37,466

Increase (decrease) in net assets resulting from operations		4,467		16,148	(770)	(59,446)	95,465

CONTRACT TRANSACTIONS:
Purchase payments received						22,639	28,266
Transfers for contract benefits and terminations		(3,004)		(3,040)	(25,753)	(33,829)	(20,359)
Net transfers		32,885		(85,299)	40,348	(74,174)	30,987
Contract maintenance charges		(351)		(357)	(2)	(318)	(334)
Other, net						(3,171)	4,727

Increase (decrease) in net assets resulting from contract transactions		29,530		(88,696)	14,593	(88,853)	43,287

Total increase (decrease) in net assets		33,997		(72,548)	13,823	(148,299)	138,752

NET ASSETS:
Beginning of period		210,179		282,727	0	836,514	697,762

End of period		$244,176		$210,179	$13,823	$688,215	$836,514

CHANGES IN UNITS OUTSTANDING:
Units issued		1,974		1,016	4,112	4,311	7,398
Units redeemed		(274)		(6,184)	(2,674)	(8,393)	(5,388)

Net increase (decrease)		1,700		(5,168)	1,438	(4,082)	2,010

	(1) For the period November 6, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO				NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO			OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
	2015		2014		2015		2014	2015
		(1)				(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$47	$
Net realized gain (loss) on investments		4,157		7,672		3,361	2,227
Change in net unrealized appreciation (depreciation) on investments		(4,977)		(7,399)		(3,871)	(963)

Increase (decrease) in net assets resulting from operations		(820)		273		(510)	1,311	0

CONTRACT TRANSACTIONS:
Purchase payments received		2,201		2,001
Transfers for contract benefits and terminations		(948)		(1,619)		(162)	(558)
Net transfers		(30,734)		(12,096)		(12,070)	(5,626)	1,872
Contract maintenance charges		(23)		(30)		(13)	(26)
Other, net

Increase (decrease) in net assets resulting from contract transactions		(29,504)		(11,744)		(12,245)	(6,210)	1,872

Total increase (decrease) in net assets		(30,324)		(11,471)		(12,755)	(4,899)	1,872

NET ASSETS:
Beginning of period		30,324		41,795		12,755	17,654	0

End of period		$0		$30,324		$0	$12,755	$1,872

CHANGES IN UNITS OUTSTANDING:
Units issued		994		391		2,592	37	200
Units redeemed		(2,748)		(1,138)		(3,088)	(299)

Net increase (decrease)		(1,754)		(747)		(496)	(262)	200

	(1) For the period January 1, 2015 to November 6, 2015. (2) For the period January 1, 2015 to July 28, 2015. (3) For the period December 23, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$23,281	$25,937	$85,694	$30,809	$46,982	$14,135
Net realized gain (loss) on investments	3,590	3,311	(7,130)	(27,181)	(24,832)	(63,942)
Change in net unrealized appreciation (depreciation) on investments	(35,072)	(15,296)	(68,779)	20,209	(50,362)	88,382

Increase (decrease) in net assets resulting from operations	(8,201)	13,952	9,785	23,837	(28,212)	38,575

CONTRACT TRANSACTIONS:
Purchase payments received	11,212	28,478	625	24,777	10,241	28,499
Transfers for contract benefits and terminations	(82,926)	(53,409)	(213,267)	(42,961)	(101,863)	(143,710)
Net transfers	123,894	(7,043)	(129,981)	(1,559,184)	359,450	(228,233)
Contract maintenance charges	(301)	(356)	(1,446)	(1,728)	(550)	(562)
Other, net	31	548			(3,913)	(10,805)

Increase (decrease) in net assets resulting from contract transactions	51,910	(31,782)	(344,069)	(1,579,096)	263,365	(354,811)

Total increase (decrease) in net assets	43,709	(17,830)	(334,284)	(1,555,259)	235,153	(316,236)

NET ASSETS:
Beginning of period	432,160	449,990	2,734,573	4,289,832	879,593	1,195,829

End of period	$475,869	$432,160	$2,400,289	$2,734,573	$1,114,746	$879,593

CHANGES IN UNITS OUTSTANDING:
Units issued	9,509	16,208	2,603	19,103	30,534	17,413
Units redeemed	(6,978)	(17,818)	(25,904)	(127,622)	(14,534)	(38,647)

Net increase (decrease)	2,531	(1,610)	(23,301)	(108,519)	16,000	(21,234)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	PIMCO VIT TOTAL RETURN PORTFOLIO		PUTNAM VT EQUITY INCOME FUND		PUTNAM VT HIGH YIELD FUND
	2015	2014	2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$331,243	$184,528	$4,620	$4,188	$6,821	$6,612
Net realized gain (loss) on investments	67,097	2,935	10,316	41,551	(409)	918
Change in net unrealized appreciation (depreciation) on investments	(328,776)	164,210	(23,511)	(16,335)	(48,899)	(5,440)

Increase (decrease) in net assets resulting from operations	69,564	351,673	(8,575)	29,404	(42,487)	2,090

CONTRACT TRANSACTIONS:
Purchase payments received	17,748	63,843	52,177	26,509	32,299	6,599
Transfers for contract benefits and terminations	(207,210)	(423,617)	(7,299)	(24,517)	(5,179)	(54,135)
Net transfers	(1,822,896)	(53,527)	4,678	(21,306)	441,994	20,457
Contract maintenance charges	(1,434)	(2,471)	(307)	(257)	(218)	(62)
Other, net		10,907

Increase (decrease) in net assets resulting from contract transactions	(2,013,792)	(404,865)	49,249	(19,571)	468,896	(27,141)

Total increase (decrease) in net assets	(1,944,228)	(53,192)	40,674	9,833	426,409	(25,051)

NET ASSETS:
Beginning of period	8,371,792	8,424,984	235,125	225,292	93,110	118,161

End of period	$6,427,564	$8,371,792	$275,799	$235,125	$519,519	$93,110

CHANGES IN UNITS OUTSTANDING:
Units issued	67,309	40,232	2,943	4,306	23,364	3,656
Units redeemed	(175,968)	(63,012)	(1,156)	(5,018)	(470)	(5,032)

Net increase (decrease)	(108,659)	(22,780)	1,787	(712)	22,894	(1,376)

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	PUTNAM VT INTERNATIONAL GROWTH FUND			PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
	2015		2014	2015	2015		2014
		(1)		(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$54	$	$		$
Net realized gain (loss) on investments		(140)	7,350	(12)		(2,092)		28,595
Change in net unrealized appreciation (depreciation) on investments		94	(6,979)	(1,718)		(7,721)		(37,245)

Increase (decrease) in net assets resulting from operations		(46)	425	(1,730)		(9,813)		(8,650)

CONTRACT TRANSACTIONS:
Purchase payments received			562	23,980
Transfers for contract benefits and terminations		(2,244)	(29,301)	(908)		(4,326)		(52,419)
Net transfers		628	(1,083)	12,684		(116,929)		14,497
Contract maintenance charges		(1)	(8)	(36)		(48)		(94)
Other, net

Increase (decrease) in net assets resulting from contract transactions		(1,617)	(29,830)	35,720		(121,303)		(38,016)

Total increase (decrease) in net assets		(1,663)	(29,405)	33,990		(131,116)		(46,666)

NET ASSETS:
Beginning of period		1,663	31,068	0		179,308		225,974

End of period		$0	$1,663	$33,990		$48,192		$179,308

CHANGES IN UNITS OUTSTANDING:
Units issued		60	173	1,232		799		4,644
Units redeemed		(148)	(1,632)	(33)		(10,015)		(7,464)

Net increase (decrease)		(88)	(1,459)	1,199		(9,216)		(2,820)

	(1) For the period January 1, 2015 to September 2, 2015. (2) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO			VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND
	2015	2014		2015	2014	2015	2014

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,830	$		$228	$168	$179	$582
Net realized gain (loss) on investments	225,343		134,967	2,301	3,958	(29,334)	9,805
Change in net unrealized appreciation (depreciation) on investments	(354,543)		(106,697)	(9,702)	(4,467)	(232,643)	(126,200)

Increase (decrease) in net assets resulting from operations	(125,370)		28,270	(7,173)	(341)	(261,798)	(115,813)

CONTRACT TRANSACTIONS:
Purchase payments received	26,411		47,404	6,312	353	16	434
Transfers for contract benefits and terminations	(15,338)		(12,754)	(1,325)	(852)	(64,443)	(54,087)
Net transfers	8,144		(51,529)	2,081	9,424	424,014	151,892
Contract maintenance charges	(358)		(385)	(20)	(13)	(192)	(193)
Other, net						(2,409)

Increase (decrease) in net assets resulting from contract transactions	18,859		(17,264)	7,048	8,912	356,986	98,046

Total increase (decrease) in net assets	(106,511)		11,006	(125)	8,571	95,188	(17,767)

NET ASSETS:
Beginning of period	1,052,860		1,041,854	41,485	32,914	623,372	641,139

End of period	$946,349		$1,052,860	$41,360	$41,485	$718,560	$623,372

CHANGES IN UNITS OUTSTANDING:
Units issued	2,869		3,435	198	236	10,003	3,501
Units redeemed	(1,621)		(4,530)	(36)	(23)	(2,340)	(1,742)

Net increase (decrease)	1,248		(1,095)	162	213	7,663	1,759

The accompanying notes are an integral part of these financial statements.	(Concluded	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). It is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

The balance in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S was the result of a November 6, 2015 fund merger whereby the Neuberger Berman AMT Small Cap Growth Portfolio Class S merged into Neuberger Berman AMT Mid Cap Growth Portfolio Class S. The surviving fund had not been included in the 2015 prospectus filing. A sticker filing describing the name change of the sub-account was filed with the SEC on February 12, 2016 and a letter was sent to the contract owner describing the sub-account change.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2015, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

Investment Division	Purchases	Sales
Alger Small Cap Growth Portfolio	$120,033	$93,888
American Century Investments VP Capital Appreciation Fund	26,735	15,007
American Century Investments VP Income & Growth Fund	2,027	7,372
American Century Investments VP International Fund	5,254	547,490
American Century Investments VP Ultra Fund	6,826	45,658
American Century Investments VP Value Fund	55,085	755,913
American Funds IS Global Small Capitalization Fund	24,637	91,344
American Funds IS Growth Fund	660,503	224,089
American Funds IS International Fund	222,491	412,054

Investment Division	Purchases	Sales
American Funds IS New World Fund	$460,991	$91,270
Columbia Variable Portfolio - Small Cap Value Fund	65,287	73,257
Davis Financial Portfolio	8,703	11,112
Davis Value Portfolio	121,322	94,404
Delaware VIP Small Cap Value Series	4,689	-
Deutsche Core Equity VIP	1,659	91
Deutsche Global Small Cap Growth VIP	23,959	10,103
Deutsche High Income VIP	12,331	80,644
Deutsche Large Cap Value VIP	204,287	72,171
Deutsche Small Cap Index VIP	598,896	298,941
Deutsche Small Mid Cap Value VIP	392,088	230,332
Dreyfus IP Technology Growth Portfolio	1,914	9,336
Dreyfus Stock Index Fund	4,582,768	3,775,208
Dreyfus VIF Appreciation Portfolio	41,625	789,868
Dreyfus VIF International Equity Portfolio	12,311	5,581
Federated High Income Bond Fund II	1,490	388
Federated Kaufmann Fund II	23,986	4,752
Fidelity VIP Contrafund Portfolio	973,010	1,475,767
Fidelity VIP Growth Portfolio	2,345,378	2,816,015
Fidelity VIP Investment Grade Bond Portfolio	112,457	256,177
Fidelity VIP Mid Cap Portfolio	340,167	174,411
Great-West Aggressive Profile I Fund	2,258,595	2,883,304
Great-West Ariel Mid Cap Value Fund	123,484	525,048
Great-West Bond Index Fund	109,315	157,036
Great-West Conservative Profile I Fund	245,781	501,758
Great-West Federated Bond Fund	6,315	56
Great-West International Index Fund	9,168	302
Great-West Lifetime 2015 Fund II	99,308	5,318
Great-West Lifetime 2025 Fund II	483,414	20,842
Great-West Lifetime 2035 Fund II	124,890	1,035
Great-West Lifetime 2045 Fund II	36,111	1,863
Great-West Lifetime 2055 Fund II	39,091	285
Great-West Loomis Sayles Bond Fund	201,192	1,935,680
Great-West Loomis Sayles Small Cap Value Fund	63,526	122,117
Great-West MFS International Value Fund	5,263,166	4,078,067
Great-West Moderate Profile I Fund	133,589	117,406
Great-West Moderately Aggressive Profile I Fund	41,659	78,309
Great-West Moderately Conservative Profile I Fund	61,291	330,091
Great-West Money Market Fund	14,376,224	13,309,539
Great-West Multi-Manager Large Cap Growth Fund	63,384	9,776
Great-West S&P Mid Cap 400® Index Fund	344,044	1,549
Great-West Short Duration Bond Fund	467,892	68,144
Great-West Small Cap Growth Fund	108,432	7,967
Great-West T. Rowe Price Equity Income Fund	1,072,816	1,312,683
Great-West T. Rowe Price Mid Cap Growth Fund	441,758	660,947
Great-West Templeton Global Bond Fund	1,157,916	230,728
Great-West U. S. Government Mortgage Securities Fund	652,776	595,213
Invesco V.I. Core Equity Fund	56,772	806,537
Invesco V.I. Diversified Dividend Fund	4,784	24,717
Invesco V.I. Global Health Care Fund	72,496	329,673
Invesco V.I. Global Real Estate Fund	364,953	132,430
Invesco V.I. International Growth Fund	898,115	349,002

Investment Division	Purchases	Sales
Invesco V.I. Mid Cap Core Equity Fund	$179,192	$160,720
Invesco V.I. Technology Fund	2,136,729	2,493,442
Janus Aspen Balanced Portfolio	1,608,412	1,833,144
Janus Aspen Flexible Bond Portfolio	3,567,970	4,563,015
Janus Aspen Forty Portfolio	1,728,978	626,489
Janus Aspen Global Research Portfolio	2,184,790	2,488,690
Janus Aspen Global Technology Portfolio	19,380	9,220
Janus Aspen Overseas Portfolio	65,147	164,294
Neuberger Berman AMT Guardian Portfolio	75,942	2,987
Neuberger Berman AMT Large Cap Value Portfolio	1,725	6,408
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	55,277	4,690
Neuberger Berman AMT Mid Cap Growth Portfolio Class S	41,059	26,466
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	109,762	175,289
Neuberger Berman AMT Small Cap Growth Portfolio	23,106	46,733
Neuberger Berman AMT Socially Responsive Portfolio	68,310	80,555
Oppenheimer Main Street Small Cap Fund/VA	1,872	-
PIMCO VIT High Yield Portfolio	222,052	139,200
PIMCO VIT Low Duration Portfolio	116,415	374,790
PIMCO VIT Real Return Portfolio	547,526	237,179
PIMCO VIT Total Return Portfolio	1,620,519	3,234,271
Putnam VT Equity Income Fund	80,664	26,795
Putnam VT High Yield Fund	483,069	7,352
Putnam VT International Growth Fund	1,180	2,797
Putnam VT Multi-Cap Value Fund	35,993	273
Royce Capital Fund - Micro-Cap Portfolio	13,168	131,480
Royce Capital Fund - Small-Cap Portfolio	269,396	23,905
Van Eck VIP Emerging Markets Fund	10,429	902
Van Eck VIP Global Hard Assets Fund	488,283	131,118

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from each participant’s account equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Effective October 2012, all bands have been merged into one band for reporting purposes. The Series Account was moved to a new recordkeeping system which allows mortality and expense risk charges to be tracked at the plan level. As a result, it is no longer necessary to use multiple expense bands to capture the range of mortality and expense risks being charged to the Series Account.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value					Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)				(b)						(a)		(b)
ALGER SMALL CAP GROWTH PORTFOLIO (Effective date 05/12/2009)
2015	3		$119.36	to	$	119.36	$327	0.00%	0.00%	to	0.00%	(3.32)%	to	(3.32)%
2014	3		$123.46	to	$	123.46	$404	0.00%	0.00%	to	0.00%	0.43%	to	0.43%
2013	4		$122.93	to	$	122.93	$446	0.00%	0.00%	to	0.00%	34.23%	to	34.23%
2012	1		$91.58	to	$	91.58	$135	0.00%	0.00%	to	0.25%	12.09%	to	12.09%
2011	3		$15.80	to	$	15.87	$43	0.00%	0.25%	to	0.40%	(3.54)%	to	(3.41) %
AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND (Effective date 04/24/2014)
2015	11		$11.11	to	$	11.11	$120	0.00%	0.00%	to	0.00%	1.93%	to	1.93%
2014	10		$10.90	to	$	10.90	$114	0.00%	0.00%	to	0.00%	9.00%	to	9.00%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2015	1		$17.77	to	$	17.77	$13	2.01%	0.00%	to	0.00%	(5.63)%	to	(5.63) %
2014	1		$18.84	to	$	18.84	$22	2.01%	0.00%	to	0.00%	12.54%	to	12.54%
2013	2		$16.74	to	$	16.74	$25	2.20%	0.00%	to	0.00%	35.77%	to	35.77%
2012	2		$12.33	to	$	12.33	$23	1.19%	0.00%	to	0.25%	14.29%	to	14.29%
2011	2		$11.00	to	$	11.00	$24	1.54%	0.25%	to	0.25%	2.90%	to	2.90%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2015	4		$11.65	to	$	11.65	$48	0.77%	0.00%	to	0.00%	0.75%	to	0.75%
2014	48		$11.57	to	$	11.57	$555	1.63%	0.00%	to	0.00%	(5.47)%	to	(5.47) %
2013	45		$12.24	to	$	12.24	$556	1.73%	0.00%	to	0.00%	22.40%	to	22.40%
2012	49		$10.00	to	$	10.00	$493	0.45%	0.00%	to	0.25%	18.91%	to	18.91%
2011	35		$12.40	to	$	12.40	$432	1.34%	0.25%	to	0.25%	(12.24)%	to	(12.24) %
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2015	3		$33.49	to	$	33.49	$108	1.64%	0.00%	to	0.00%	(3.88)%	to	(3.88) %
2014	23		$34.84	to	$	34.84	$817	1.54%	0.00%	to	0.00%	13.08%	to	13.08%
2013	23		$30.81	to	$	30.81	$719	1.66%	0.00%	to	0.00%	31.72%	to	31.72%
2012	25		$23.39	to	$	23.39	$578	1.10%	0.00%	to	0.40%	13.81%	to	13.92%
2011	37		$19.21	to	$	11.79	$452	2.05%	0.25%	to	0.40%	0.58%	to	0.77%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND (Effective date 05/05/2008)
2015	6		$12.47	to	$	12.47	$78	0.00%	0.00%	to	0.00%	0.27%	to	0.27%
2014	12		$12.43	to	$	12.43	$144	0.13%	0.00%	to	0.00%	2.05%	to	2.05%
2013	9		$12.18	to	$	12.18	$114	0.84%	0.00%	to	0.00%	28.35%	to	28.35%
2012	9		$9.49	to	$	9.49	$88	0.68%	0.00%	to	0.40%	16.68%	to	16.98%
2011	8		$7.92	to	$	13.34	$67	1.32%	0.25%	to	0.40%	(19.43)%	to	(19.35) %
AMERICAN FUNDS IS GROWTH FUND (Effective date 05/05/2008)
2015	121		$17.44	to	$	17.44	$2,105	0.62%	0.00%	to	0.00%	6.85%	to	6.85%
2014	121		$16.32	to	$	16.32	$1,975	0.73%	0.00%	to	0.00%	8.51%	to	8.51%
2013	155		$15.04	to	$	15.04	$2,332	0.79%	0.00%	to	0.00%	30.10%	to	30.10%
2012	251		$11.56	to	$	11.56	$2,908	0.47%	0.00%	to	0.40%	16.78%	to	16.89%
2011	125	15	9.09	to	$	14.74	$1,747	0.76%	0.25%	to	0.40%	(4.62)%	to	(4.47) %
AMERICAN FUNDS IS INTERNATIONAL FUND (Effective date 05/05/2008)
2015	130		$10.55	to	$	10.55	$1,370	1.48%	0.00%	to	0.00%	(4.53)%	to	(4.53) %
2014	155		$11.05	to	$	11.05	$1,715	1.39%	0.00%	to	0.00%	(2.73)%	to	(2.73) %
2013	164		$11.36	to	$	11.36	$1,860	1.40%	0.00%	to	0.00%	21.63%	to	21.63%
2012	174		$9.34	to	$	9.34	$1,626	1.48%	0.00%	to	0.40%	16.38%	to	16.47%
2011	18		$7.80	to	$	11.90	$146	1.65%	0.25%	to	0.40%	(14.38)%	to	(14.20) %

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
AMERICAN FUNDS IS NEW WORLD FUND (Effective date 04/24/2009)
2015	72		$16.76	to	$	16.76	$1,210	0.64%	0.00%	to	0.00%	(3.14)%	to	(3.14)%
2014	56		$17.30	to	$	17.30	$967	1.01%	0.00%	to	0.00%	(7.88)%	to	(7.88)%
2013	52		$18.78	to	$	18.78	$983	1.51%	0.00%	to	0.00%	11.39%	to	11.39%
2012	18		$16.86	to	$	16.86	$307	0.66%	0.00%	to	0.40%	16.40%	to	16.57%
2011	3		$14.16	to	$	14.21	$41	0.87%	0.25%	to	0.40%	(14.29)%	to	(14.19)%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (Effective date 05/12/2009)
2015	10		$21.67	to	$	21.67	$206	0.86%	0.00%	to	0.00%	(6.12)%	to	(6.12)%
2014	11		$23.08	to	$	23.08	$248	0.63%	0.00%	to	0.00%	3.27%	to	3.27%
2013	12		$22.35	to	$	22.35	$271	1.03%	0.00%	to	0.00%	34.23%	to	34.23%
2012	13		$16.65	to	$	16.65	$223	0.24%	0.00%	to	0.40%	10.15%	to	10.25%
2011	0	*	$14.79	to	$	14.85	$6	1.44%	0.25%	to	0.40%	(6.33)%	to	(6.19)%
DAVIS FINANCIAL PORTFOLIO (Effective date 05/02/2005)
2015	0	*	$17.66	to	$	17.66	$7	0.74%	0.00%	to	0.00%	2.00%	to	2.00%
2014	1		$17.30	to	$	17.30	$11	1.08%	0.00%	to	0.00%	12.78%	to	12.78%
2013	2		$15.34	to	$	15.34	$32	0.61%	0.00%	to	0.00%	31.22%	to	31.22%
2012	3		$11.69	to	$	11.69	$30	1.05%	0.00%	to	0.25%	17.25%	to	17.25%
2011	5		$9.67	to	$	9.67	$44	0.86%	0.25%	to	0.25%	(8.25)%	to	(8.25)%
DAVIS VALUE PORTFOLIO (Effective date 05/02/2005)
2015	19		$18.39	to	$	18.39	$348	0.77%	0.00%	to	0.00%	1.60%	to	1.60%
2014	20		$18.10	to	$	18.10	$371	0.94%	0.00%	to	0.00%	6.03%	to	6.03%
2013	17		$17.07	to	$	17.07	$294	0.87%	0.00%	to	0.00%	33.46%	to	33.46%
2012	21		$12.79	to	$	12.79	$272	1.02%	0.00%	to	0.40%	11.94%	to	12.10%
2011	15		$11.01	to	$	11.12	$171	0.63%	0.25%	to	0.40%	(4.59)%	to	(4.47)%
DELAWARE VIP SMALL CAP VALUE SERIES (Effective date 05/01/2014)
2015	0	*	$9.77	to	$	9.77	$5	0.00%	0.00%	to	0.00%	(6.46)%	to	(6.46)%
DEUTSCHE CORE EQUITY VIP (Effective date 04/25/2007)
2015	0	*	$16.96	to	$	16.96	$2	0.00%	0.00%	to	0.00%	5.24%	to	5.24%
DEUTSCHE GLOBAL SMALL CAP VIP (Effective date 05/02/2005)
2015	3		$20.52	to	$	20.52	$55	0.94%	0.00%	to	0.00%	1.16%	to	1.16%
2014	2		$20.28	to	$	20.28	$47	0.82%	0.00%	to	0.00%	(4.11)%	to	(4.11)%
2013	4		$21.15	to	$	21.15	$80	0.61%	0.00%	to	0.00%	35.93%	to	35.93%
2012	5		$15.56	to	$	15.56	$71	0.37%	0.00%	to	0.40%	14.50%	to	14.63%
2011	16		$13.13	to	$	13.26	$216	1.43%	0.25%	to	0.40%	(10.25)%	to	(10.16)%
DEUTSCHE HIGH INCOME VIP (Effective date 04/25/2007)
2015	1		$15.14	to	$	15.14	$22	4.92%	0.00%	to	0.00%	(4.44)%	to	(4.44)%
2014	6		$15.84	to	$	15.84	$93	6.21%	0.00%	to	0.00%	1.47%	to	1.47%
2013	5		$15.61	to	$	15.61	$80	6.73%	0.00%	to	0.00%	7.88%	to	7.88%
2012	4		$14.47	to	$	14.47	$57	0.00%	0.00%	to	0.40%	14.41%	to	14.41%
2011	0	*	$12.04	to	$	12.04	$5	8.64%	0.40%	to	0.40%	3.53%	to	3.53%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)			(b)						(a)		(b)
DEUTSCHE LARGE CAP VALUE VIP (Effective date 05/02/2005)
2015	15	$13.73	to	$	13.73	$204	1.26%	0.00%	to	0.00%	(6.87) %	to	(6.87) %
2014	6	$14.74	to	$	14.74	$96	0.26%	0.00%	to	0.00%	10.66%	to	10.66%
2013	11	$13.32	to	$	13.32	$146	1.75%	0.00%	to	0.00%	30.97%	to	30.97%
2012	17	$10.17	to	$	10.17	$172	0.67%	0.00%	to	0.40%	2.72%	to	3.92%
2011	47	$9.41	to	$	9.50	$447	1.57%	0.25%	to	0.40%	0.00%	to	0.11%
DEUTSCHE SMALL CAP INDEX VIP (Effective date 04/25/2007)
2015	151	$17.68	to	$	17.68	$2,673	0.98%	0.00%	to	0.00%	(4.60) %	to	(4.60) %
2014	147	$18.53	to	$	18.53	$2,730	0.89%	0.00%	to	0.00%	4.75%	to	4.75%
2013	140	$17.69	to	$	17.69	$2,481	1.62%	0.00%	to	0.00%	38.64%	to	38.64%
2012	19	$12.76	to	$	12.76	$248	0.28%	0.00%	to	0.40%	15.17%	to	15.41%
2011	22	$9.17	to	$	9.23	$201	0.41%	0.25%	to	0.40%	(4.78) %	to	(4.75) %
DEUTSCHE SMALL MID CAP VALUE VIP (Effective date 05/01/2006)
2015	81	$20.49	to	$	20.49	$1,666	0.29%	0.00%	to	0.00%	(1.91) %	to	(1.91) %
2014	80	$20.89	to	$	20.89	$1,678	0.78%	0.00%	to	0.00%	5.56%	to	5.56%
2013	92	$19.79	to	$	19.79	$1,817	1.07%	0.00%	to	0.00%	35.18%	to	35.18%
2012	100	$14.64	to	$	14.64	$1,463	0.64%	0.00%	to	0.40%	13.09%	to	13.29%
2011	109	$10.72	to	$	10.81	$1,179	1.02%	0.25%	to	0.40%	(6.38) %	to	(6.33) %
DREYFUS STOCK INDEX FUND
2015	1,089	$18.20	to	$	18.20	$19,827	1.84%	0.00%	to	0.00%	1.11%	to	1.11%
2014	1,089	$18.01	to	$	18.01	$19,606	1.76%	0.00%	to	0.00%	13.48%	to	13.48%
2013	1,125	$15.87	to	$	15.87	$17,859	1.90%	0.00%	to	0.00%	32.03%	to	32.03%
2012	322	$12.02	to	$	12.02	$3,870	1.12%	0.00%	to	0.40%	15.21%	to	15.26%
2011	370	$11.35	to	$	11.69	$4,295	1.83%	0.25%	to	0.40%	1.43%	to	1.65%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2015	5	$19.85	to	$	19.85	$102	3.27%	0.00%	to	0.00%	1.37%	to	1.37%
2014	5	$19.58	to	$	19.58	$97	2.37%	0.00%	to	0.00%	(2.64) %	to	(2.64) %
2013	6	$20.11	to	$	20.11	$126	0.99%	0.00%	to	0.00%	17.74%	to	17.74%
2012	2	$17.08	to	$	17.08	$39	0.30%	0.00%	to	0.40%	21.11%	to	21.31%
2011	8	$11.14	to	$	11.25	$88	2.14%	0.25%	to	0.40%	(14.96) %	to	(14.90) %
FEDERATED HIGH INCOME BOND FUND II
2015	1	$24.90	to	$	24.90	$25	5.59%	0.00%	to	0.00%	(2.57) %	to	(2.57) %
2014	1	$25.55	to	$	25.55	$26	5.95%	0.00%	to	0.00%	2.69%	to	2.69%
2013	1	$24.88	to	$	24.88	$27	8.99%	0.00%	to	0.00%	7.01%	to	7.01%
2012	2	$23.25	to	$	23.25	$46	4.15%	0.00%	to	0.25%	14.00%	to	14.00%
2011	3	$15.80	to	$	15.80	$41	9.16%	0.25%	to	0.25%	4.91%	to	4.91%
FEDERATED KAUFMANN FUND II (Effective date 03/08/2010)
2015	2	$19.29	to	$	19.29	$38	0.00%	0.00%	to	0.00%	6.37%	to	6.37%
2014	1	$18.14	to	$	18.14	$22	0.00%	0.00%	to	0.00%	9.74%	to	9.74%
2013	2	$16.53	to	$	16.53	$29	0.00%	0.00%	to	0.00%	40.08%	to	40.08%
2012	3	$11.80	to	$	11.80	$33	0.00%	0.00%	to	0.25%	16.73%	to	16.73%
2011	3	$10.01	to	$	10.01	$31	1.05%	0.25%	to	0.25%	(13.48) %	to	(13.48) %
FIDELITY VIP CONTRAFUND PORTFOLIO
2015	85	$26.80	to	$	26.80	$2,268	0.73%	0.00%	to	0.00%	0.42%	to	0.42%
2014	113	$26.69	to	$	26.69	$3,018	0.75%	0.00%	to	0.00%	11.67%	to	11.67%
2013	126	$23.90	to	$	23.90	$3,022	0.84%	0.00%	to	0.00%	30.96%	to	30.96%
2012	186	$18.25	to	$	18.25	$3,392	0.74%	0.00%	to	0.40%	15.68%	to	15.83%
2011	113	$16.61	to	$	13.35	$1,733	0.71%	0.25%	to	0.40%	(3.15) %	to	(2.98) %

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
FIDELITY VIP GROWTH PORTFOLIO
2015	51		$17.18	to	$	17.18	$883	0.03%	0.00%	to	0.00%	6.90%	to	6.90%
2014	81		$16.07	to	$	16.07	$1,306	0.00%	0.00%	to	0.00%	10.98%	to	10.98%
2013	69		$14.48	to	$	14.48	$996	0.04%	0.00%	to	0.00%	36.09%	to	36.09%
2012	81		$10.64	to	$	10.64	$859	0.17%	0.00%	to	0.25%	14.62%	to	14.62%
2011	89		$11.80	to	$	11.80	$1,044	0.14%	0.25%	to	0.25%	(0.25) %	to	(0.25) %
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2015	32		$19.99	to	$	19.99	$644	2.05%	0.00%	to	0.00%	(0.85) %	to	(0.85) %
2014	40		$20.16	to	$	20.16	$810	2.04%	0.00%	to	0.00%	5.66%	to	5.66%
2013	31		$19.08	to	$	19.08	$588	1.89%	0.00%	to	0.00%	(2.10) %	to	(2.10) %
2012	31		$19.49	to	$	19.49	$613	1.27%	0.00%	to	0.25%	5.31%	to	5.31%
2011	44		$13.91	to	$	13.91	$613	3.15%	0.25%	to	0.25%	6.75%	to	6.75%
FIDELITY VIP MID CAP PORTFOLIO
2015	22		$40.85	to	$	40.85	$903	0.25%	0.00%	to	0.00%	(1.63) %	to	(1.63) %
2014	20		$41.52	to	$	41.52	$851	0.02%	0.00%	to	0.00%	6.03%	to	6.03%
2013	23		$39.16	to	$	39.16	$895	0.27%	0.00%	to	0.00%	35.88%	to	35.88%
2012	58		$28.82	to	$	28.82	$1,678	0.17%	0.00%	to	0.40%	13.73%	to	13.79%
2011	197		$17.59	to	$	14.73	$3,104	0.02%	0.25%	to	0.40%	(11.21) %	to	(11.05) %
GREAT-WEST AGGRESSIVE PROFILE I FUND
2015	14		$21.09	to	$	21.09	$293	1.41%	0.00%	to	0.00%	(0.74) %	to	(0.74) %
2014	43		$21.24	to	$	21.24	$921	3.57%	0.00%	to	0.00%	8.15%	to	8.15%
2013	23		$19.64	to	$	19.64	$453	1.81%	0.00%	to	0.00%	28.79%	to	28.79%
2012	26		$15.25	to	$	15.25	$402	0.34%	0.00%	to	0.40%	15.48%	to	15.63%
2011	70		$14.39	to	$	11.81	$889	0.96%	0.25%	to	0.40%	(4.77) %	to	(4.68) %
GREAT-WEST ARIEL MID CAP VALUE FUND
2015	16		$40.22	to	$	40.22	$643	1.06%	0.00%	to	0.00%	(6.10) %	to	(6.10) %
2014	25		$42.83	to	$	42.83	$1,067	1.67%	0.00%	to	0.00%	7.80%	to	7.80%
2013	33		$39.73	to	$	39.73	$1,302	4.32%	0.00%	to	0.00%	47.53%	to	47.53%
2012	10		$26.93	to	$	26.93	$277	0.62%	0.00%	to	0.25%	18.66%	to	18.66%
2011	20		$12.20	to	$	12.20	$250	0.41%	0.25%	to	0.25%	(7.08) %	to	(7.08) %
GREAT-WEST BOND INDEX FUND (Effective date 04/24/2009)
2015	133		$13.59	to	$	13.59	$1,814	1.61%	0.00%	to	0.00%	0.24%	to	0.24%
2014	140		$13.56	to	$	13.56	$1,892	2.13%	0.00%	to	0.00%	5.77%	to	5.77%
2013	137		$12.82	to	$	12.82	$1,757	1.93%	0.00%	to	0.00%	(2.38) %	to	(2.38) %
GREAT-WEST CONSERVATIVE PROFILE I FUND
2015	15		$21.19	to	$	21.19	$314	2.19%	0.00%	to	0.00%	(1.12) %	to	(1.12) %
2014	28		$21.43	to	$	21.43	$597	3.02%	0.00%	to	0.00%	4.95%	to	4.95%
2013	22		$20.42	to	$	20.42	$446	2.22%	0.00%	to	0.00%	7.53%	to	7.53%
2012	23		$18.99	to	$	18.99	$441	1.43%	0.00%	to	0.40%	8.46%	to	8.62%
2011	31		$16.98	to	$	13.35	$475	2.13%	0.25%	to	0.40%	0.71%	to	0.75%
GREAT-WEST FEDERATED BOND FUND (Effective date 04/24/2009)
2015	0	*	$13.40	to	$	13.40	$6	3.65%	0.00%	to	0.00%	(1.17) %	to	(1.17) %
GREAT-WEST INTERNATIONAL INDEX FUND (Effective date 05/01/2013)
2015	1		$10.32	to	$	10.32	$15	1.22%	0.00%	to	0.00%	(1.08) %	to	(1.08) %
2014	1		$10.43	to	$	10.43	$8	1.59%	0.00%	to	0.00%	(6.21) %	to	(6.21) %
GREAT-WEST LIFETIME 2015 FUND II (Effective date 09/29/2009)
2015	9		$14.85	to	$	14.85	$140	2.52%	0.00%	to	0.00%	(1.16) %	to	(1.16) %
2014	4		$15.02	to	$	15.02	$56	3.78%	0.00%	to	0.00%	6.00%	to	6.00%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
GREAT-WEST LIFETIME 2025 FUND II (Effective date 09/29/2009)
2015	27		$15.82	to	$	15.82	$427	3.94%	0.00%	to	0.00%	(1.41)%	to	(1.41)%
GREAT-WEST LIFETIME 2035 FUND II (Effective date 09/29/2009)
2015	7		$16.83	to	$	16.83	$114	3.90%	0.00%	to	0.00%	(1.64)%	to	(1.64)%
GREAT-WEST LIFETIME 2045 FUND II (Effective date 09/29/2009)
2015	5		$16.97	to	$	16.97	$78	1.93%	0.00%	to	0.00%	(1.93)%	to	(1.93)%
2014	3		$17.30	to	$	17.30	$53	3.26%	0.00%	to	0.00%	5.62%	to	5.62%
2013	0	*	$16.38	to	$	16.38	$3	2.55%	0.00%	to	0.00%	22.60%	to	22.60%
2012	0	*	$13.36	to	$	13.36	$2	0.86%	0.00%	to	0.40%	15.45%	to	15.45%
2011	0	*	$11.45	to	$	11.45	$2	1.21%	0.40%	to	0.40%	(4.50)%	to	(4.50)%
GREAT-WEST LIFETIME 2055 FUND II (Effective date 09/29/2009)
2015	2		$16.74	to	$	16.74	$34	2.58%	0.00%	to	0.00%	(2.13)%	to	(2.13)%
GREAT-WEST LOOMIS SAYLES BOND FUND
2015	19		$33.14	to	$	33.14	$639	1.34%	0.00%	to	0.00%	(6.55)%	to	(6.55)%
2014	69		$35.46	to	$	35.46	$2,444	3.89%	0.00%	to	0.00%	3.44%	to	3.44%
2013	71		$34.28	to	$	34.28	$2,420	3.46%	0.00%	to	0.00%	8.04%	to	8.04%
2012	126		$31.73	to	$	31.73	$3,995	3.16%	0.00%	to	0.40%	15.14%	to	15.21%
2011	137		$26.92	to	$	15.73	$2,571	5.82%	0.25%	to	0.40%	3.98%	to	4.17%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
2015	17		$30.34	to	$	30.34	$525	0.23%	0.00%	to	0.00%	(3.47)%	to	(3.47)%
2014	20		$31.42	to	$	31.42	$629	0.94%	0.00%	to	0.00%	4.84%	to	4.84%
2013	18		$29.97	to	$	29.97	$537	0.63%	0.00%	to	0.00%	34.88%	to	34.88%
2012	36		$22.22	to	$	22.22	$810	0.45%	0.00%	to	0.40%	15.04%	to	15.22%
2011	62		$15.55	to	$	13.43	$827	0.17%	0.25%	to	0.40%	(2.45)%	to	(2.33)%
GREAT-WEST MFS INTERNATIONAL VALUE FUND (Effective date 04/25/2007)
2015	480		$10.48	to	$	10.48	$5,028	0.87%	0.00%	to	0.00%	6.45%	to	6.45%
2014	379		$9.84	to	$	9.84	$3,727	0.93%	0.00%	to	0.00%	0.92%	to	0.92%
2013	359		$9.75	to	$	9.75	$3,500	2.61%	0.00%	to	0.00%	28.12%	to	28.12%
2012	100		$7.61	to	$	7.61	$765	0.89%	0.00%	to	0.40%	15.75%	to	15.96%
2011	24		$6.37	to	$	6.42	$157	1.60%	0.25%	to	0.40%	(2.30)%	to	(2.13)%
GREAT-WEST MODERATE PROFILE I FUND
2015	11		$21.63	to	$	21.63	$245	2.31%	0.00%	to	0.00%	(0.93)%	to	(0.93)%
2014	12		$21.83	to	$	21.83	$262	3.26%	0.00%	to	0.00%	6.38%	to	6.38%
2013	11		$20.52	to	$	20.52	$235	3.45%	0.00%	to	0.00%	16.19%	to	16.19%
2012	12		$17.66	to	$	17.66	$213	0.86%	0.00%	to	0.40%	11.51%	to	11.59%
2011	46		$16.57	to	$	13.28	$663	1.38%	0.25%	to	0.40%	(1.66)%	to	(1.48)%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2015	2		$21.38	to	$	21.38	$50	2.24%	0.00%	to	0.00%	(0.77)%	to	(0.77)%
2014	4		$21.55	to	$	21.55	$92	2.23%	0.00%	to	0.00%	6.84%	to	6.84%
2013	12		$20.17	to	$	20.17	$237	1.75%	0.00%	to	0.00%	20.42%	to	20.42%
2012	11		$16.75	to	$	16.75	$186	0.55%	0.00%	to	0.40%	13.07%	to	13.21%
2011	50		$15.91	to	$	12.95	$672	1.42%	0.25%	to	0.40%	(2.57)%	to	(2.41)%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2015	1		$21.16	to	$	21.16	$21	1.62%	0.00%	to	0.00%	(0.93)%	to	(0.93)%
2014	14		$21.34	to	$	21.34	$295	2.95%	0.00%	to	0.00%	5.59%	to	5.59%
2013	15		$20.21	to	$	20.21	$295	2.56%	0.00%	to	0.00%	11.84%	to	11.84%
2012	12		$18.07	to	$	18.07	$225	0.98%	0.00%	to	0.40%	10.00%	to	10.13%
2011	57		$16.50	to	$	13.48	$795	1.92%	0.25%	to	0.40%	(0.48)%	to	(0.37)%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
GREAT-WEST MONEY MARKET FUND
2015	830		$13.01	to	$	13.01	$10,807	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2014	749		$13.01	to	$	13.01	$9,740	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2013	727		$13.01	to	$	13.01	$9,459	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2012	747		$13.01	to	$	13.01	$9,725	0.00%	0.00%	to	0.40%	(0.32)%	to	(0.18)%
2011	793		$12.56	to	$	11.27	$9,287	0.00%	0.25%	to	0.40%	(0.40)%	to	(0.27)%
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND (Effective date 04/24/2009)
2015	6		$23.99	to	$	23.99	$136	0.21%	0.00%	to	0.00%	6.41%	to	6.41%
2014	4		$22.55	to	$	22.55	$90	0.66%	0.00%	to	0.00%	12.30%	to	12.30%
2013	6		$20.08	to	$	20.08	$113	1.78%	0.00%	to	0.00%	28.88%	to	28.88%
2012	5		$15.58	to	$	15.58	$83	0.16%	0.00%	to	0.40%	19.65%	to	19.65%
2011	5		$12.84	to	$	12.84	$68	0.02%	0.40%	to	0.40%	(9.83)%	to	(9.83)%
GREAT-WEST S&P MID CAP 400® INDEX FUND (Effective date 05/01/2013)
2015	24		$12.59	to		12.59	$300	1.65%	0.00%	to	0.00%	(2.77)%	to	(2.77)%
2014	0	*	$12.92	to		12.92	$2	1.39%	0.00%	to	0.00%	9.19%	to	9.19%
GREAT-WEST SHORT DURATION BOND FUND (Effective date 04/25/2007)
2015	452		$13.51	to	$	13.51	$6,105	1.19%	0.00%	to	0.00%	0.54%	to	0.54%
2014	428		$13.44	to	$	13.44	$5,752	1.52%	0.00%	to	0.00%	0.98%	to	0.98%
2013	413		$13.31	to	$	13.31	$5,492	1.86%	0.00%	to	0.00%	1.37%	to	1.37%
2012	502		$13.13	to	$	13.13	$6,591	1.26%	0.00%	to	0.25%	4.47%	to	4.47%
2011	503		$12.31	to	$	12.40	$6,226	2.72%	0.25%	to	0.40%	2.50%	to	2.65%
GREAT-WEST SMALL CAP GROWTH FUND
2015	9		$11.39	to	$	11.39	$100	0.00%	0.00%	to	0.00%	(3.45)%	to	(3.45)%
2014	6		$11.80	to	$	11.80	$73	2.35%	0.00%	to	0.00%	(4.92)%	to	(4.92)%
2013	5		$12.41	to	$	12.41	$60	9.69%	0.00%	to	0.00%	44.81%	to	44.81%
2012	4		$8.57	to	$	8.57	$37	0.00%	0.00%	to	0.25%	14.77%	to	14.77%
2011	5		$11.47	to	$	11.47	$62	0.00%	0.25%	to	0.25%	(0.78)%	to	(0.78)%
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
2015	90		$21.42	to	$	21.42	$1,931	1.21%	0.00%	to	0.00%	(6.89)%	to	(6.89)%
2014	106		$23.00	to	$	23.00	$2,448	1.91%	0.00%	to	0.00%	7.38%	to	7.38%
2013	110		$21.42	to	$	21.42	$2,358	2.19%	0.00%	to	0.00%	30.05%	to	30.05%
2012	50		$16.47	to	$	16.47	$828	1.23%	0.00%	to	0.25%	16.34%	to	16.34%
2011	61		$13.52	to	$	11.53	$710	1.93%	0.25%	to	0.40%	(1.24)%	to	(1.11)%
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
2015	81		$32.88	to	$	32.88	$2,670	0.02%	0.00%	to	0.00%	6.52%	to	6.52%
2014	94		$30.87	to	$	30.87	$2,906	0.73%	0.00%	to	0.00%	12.79%	to	12.79%
2013	119		$27.37	to	$	27.37	$3,248	0.06%	0.00%	to	0.00%	36.37%	to	36.37%
2012	201		$20.07	to	$	20.07	$4,028	0.41%	0.00%	to	0.40%	13.18%	to	13.24%
2011	146		$16.97	to	$	15.34	$2,270	1.65%	0.25%	to	0.40%	(2.13)%	to	(1.92)%
GREAT-WEST TEMPLETON GLOBAL BOND FUND (Effective date 05/05/2008)
2015	307		$13.57	to	$	13.57	$4,170	4.13%	0.00%	to	0.00%	(4.19)%	to	(4.19)%
2014	256		$14.16	to	$	14.16	$3,628	4.86%	0.00%	to	0.00%	0.14%	to	0.14%
2013	236		$14.14	to	$	14.14	$3,336	1.54%	0.00%	to	0.00%	0.57%	to	0.57%
2012	188		$14.06	to	$	14.06	$2,642	3.11%	0.00%	to	0.40%	13.97%	to	14.11%
2011	14		$12.07	to	$	12.38	$173	5.85%	0.25%	to	0.40%	(2.03)%	to	(1.90)%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2015	190		$21.30	to	$	21.30	$4,057	2.04%	0.00%	to	0.00%	0.79%	to	0.79%
2014	192		$21.13	to	$	21.13	$4,062	2.47%	0.00%	to	0.00%	5.44%	to	5.44%
2013	193		$20.04	to	$	20.04	$3,871	2.23%	0.00%	to	0.00%	(2.05)%	to	(2.05)%
2012	197		$20.46	to	$	20.46	$4,030	1.72%	0.00%	to	0.25%	2.94%	to	2.94%
2011	244		$18.96	to	$	14.07	$3,434	3.36%	0.25%	to	0.40%	5.27%	to	5.47%
INVESCO V.I. CORE EQUITY FUND
2015	7		$18.88	to	$	18.88	$128	0.33%	0.00%	to	0.00%	(5.77)%	to	(5.77)%
2014	44		$20.04	to	$	20.04	$883	0.85%	0.00%	to	0.00%	8.15%	to	8.15%
2013	45		$18.53	to	$	18.53	$837	1.40%	0.00%	to	0.00%	29.22%	to	29.22%
2012	51		$14.34	to	$	14.34	$730	0.57%	0.00%	to	0.25%	13.32%	to	13.32%
2011	52		$12.63	to	$	12.63	$654	1.15%	0.25%	to	0.25%	(0.32)%	to	(0.32)%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (Effective date 06/15/2007)
2015	0	*	$11.06	to	$	11.06	$0	0.00%	0.00%	to	0.00%	2.07%	to	2.07%
2014	2		$10.84	to	$	10.84	$20	1.63%	0.00%	to	0.00%	12.92%	to	12.92%
2013	1		$9.60	to	$	9.60	$13	3.26%	0.00%	to	0.00%	30.97%	to	30.97%
2012	0	*	$7.33	to	$	7.33	$3	0.25%	0.00%	to	0.25%	18.10%	to	18.10%
2011	1		$5.31	to	$	5.31	$6	0.19%	0.25%	to	0.25%	(2.39)%	to	(2.39)%
INVESCO V.I. GLOBAL HEALTH CARE FUND
2015	4		$29.70	to	$	29.70	$115	0.00%	0.00%	to	0.00%	3.16%	to	3.16%
2014	13		$28.79	to	$	28.79	$361	0.00%	0.00%	to	0.00%	19.66%	to	19.66%
2013	3		$24.06	to	$	24.06	$74	0.76%	0.00%	to	0.00%	40.54%	to	40.54%
2012	8		$17.12	to	$	17.12	$136	0.00%	0.00%	to	0.25%	19.99%	to	19.99%
2011	13		$12.75	to	$	12.75	$160	0.00%	0.25%	to	0.25%	3.66%	to	3.66%
INVESCO V.I. GLOBAL REAL ESTATE FUND (Effective date 04/25/2007)
2015	41		$34.12	to	$	34.12	$1,402	3.73%	0.00%	to	0.00%	(1.48)%	to	(1.48)%
2014	36		$34.63	to	$	34.63	$1,242	1.61%	0.00%	to	0.00%	14.63%	to	14.63%
2013	38		$30.21	to	$	30.21	$1,146	3.94%	0.00%	to	0.00%	2.72%	to	2.72%
2012	16		$29.41	to	$	29.41	$478	0.33%	0.00%	to	0.40%	27.18%	to	27.18%
2011	8		$6.88	to	$	6.93	$58	3.11%	0.25%	to	0.40%	(6.90)%	to	(6.73)%
INVESCO V.I. INTERNATIONAL GROWTH FUND (Effective date 05/01/2006)
2015	196		$14.64	to	$	14.64	$2,873	1.61%	0.00%	to	0.00%	(2.34)%	to	(2.34)%
2014	164		$14.99	to	$	14.99	$2,456	1.50%	0.00%	to	0.00%	0.33%	to	0.33%
2013	200		$14.94	to	$	14.94	$2,994	1.34%	0.00%	to	0.00%	19.04%	to	19.04%
2012	79		$12.55	to	$	12.55	$989	0.55%	0.00%	to	0.40%	14.40%	to	14.58%
2011	68		$10.62	to	$	10.71	$726	1.53%	0.25%	to	0.40%	(7.17)%	to	(7.03)%
INVESCO V.I. MID CAP CORE EQUITY FUND (Effective date 04/24/2009)
2015	17		$19.50	to	$	19.50	$323	0.36%	0.00%	to	0.00%	(4.03)%	to	(4.03)%
2014	17		$20.32	to	$	20.32	$346	0.04%	0.00%	to	0.00%	4.47%	to	4.47%
2013	17		$19.45	to	$	19.45	$322	0.78%	0.00%	to	0.00%	28.81%	to	28.81%
2012	16		$15.10	to	$	15.10	$240	0.03%	0.00%	to	0.40%	10.36%	to	10.40%
2011	14		$13.46	to	$	13.52	$184	0.14%	0.25%	to	0.40%	(6.79)%	to	(6.63)%
INVESCO V.I. TECHNOLOGY FUND
2015	9		$18.44	to	$	18.44	$171	0.00%	0.00%	to	0.00%	6.81%	to	6.81%
2014	28		$17.26	to	$	17.26	$485	0.00%	0.00%	to	0.00%	11.07%	to	11.07%
2013	4		$15.54	to	$	15.54	$66	0.00%	0.00%	to	0.00%	25.12%	to	25.12%
2012	6		$12.42	to	$	12.42	$77	0.00%	0.00%	to	0.25%	11.84%	to	11.84%
2011	5		$12.19	to	$	12.19	$64	0.18%	0.25%	to	0.25%	(5.36)%	to	(5.36)%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)			(b)						(a)		(b)
JANUS ASPEN BALANCED PORTFOLIO
2015	37	$24.80	to	$	24.80	$910	1.67%	0.00%	to	0.00%	0.62%	to	0.62%
2014	48	$24.64	to	$	24.64	$1,177	1.69%	0.00%	to	0.00%	8.50%	to	8.50%
2013	45	$22.71	to	$	22.71	$1,030	2.30%	0.00%	to	0.00%	20.16%	to	20.16%
2012	41	$18.90	to	$	18.90	$773	1.88%	0.00%	to	0.40%	12.99%	to	13.08%
2011	22	$18.54	to	$	15.23	$350	2.57%	0.25%	to	0.40%	1.26%	to	1.40%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2015	189	$25.06	to	$	25.06	$4,725	2.16%	0.00%	to	0.00%	0.22%	to	0.22%
2014	233	$25.00	to	$	25.00	$5,830	3.61%	0.00%	to	0.00%	4.91%	to	4.91%
2013	209	$23.83	to	$	23.83	$4,989	4.17%	0.00%	to	0.00%	(0.13)%	to	(0.13)%
2012	259	$23.86	to	$	23.86	$6,178	2.18%	0.00%	to	0.40%	7.80%	to	7.92%
2011	311	$21.50	to	$	15.46	$5,561	7.45%	0.25%	to	0.40%	6.33%	to	6.47%
JANUS ASPEN FORTY PORTFOLIO
2015	55	$33.52	to	$	33.52	$1,855	0.68%	0.00%	to	0.00%	12.22%	to	12.22%
2014	27	$29.87	to	$	29.87	$801	0.17%	0.00%	to	0.00%	8.74%	to	8.74%
2013	30	$27.47	to	$	27.47	$814	0.65%	0.00%	to	0.00%	31.18%	to	31.18%
2012	67	$20.94	to	$	20.94	$1,408	0.49%	0.00%	to	0.40%	23.72%	to	23.79%
2011	119	$16.22	to	$	13.70	$1,777	0.29%	0.25%	to	0.40%	(7.05)%	to	(6.93)%
JANUS ASPEN GLOBAL RESEARCH PORTFOLIO
2015	51	$10.71	to	$	10.71	$550	0.50%	0.00%	to	0.00%	(2.29)%	to	(2.29)%
2014	75	$10.96	to	$	10.96	$826	1.21%	0.00%	to	0.00%	7.45%	to	7.45%
2013	31	$10.20	to	$	10.20	$314	1.07%	0.00%	to	0.00%	28.46%	to	28.46%
2012	32	$7.94	to	$	7.94	$254	0.41%	0.00%	to	0.25%	18.46%	to	18.46%
2011	39	$10.43	to	$	10.43	$406	0.60%	0.25%	to	0.25%	(14.01)%	to	(14.01)%
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO (Effective date 05/05/2008)
2015	3	$25.10	to	$	25.10	$73	0.80%	0.00%	to	0.00%	4.85%	to	4.85%
2014	3	$23.93	to	$	23.93	$71	0.00%	0.00%	to	0.00%	9.57%	to	9.57%
2013	3	$21.84	to	$	21.84	$59	0.00%	0.00%	to	0.00%	35.82%	to	35.82%
2012	3	$16.08	to	$	16.08	$54	0.00%	0.00%	to	0.40%	19.26%	to	19.37%
2011	6	$10.59	to	$	14.93	$73	0.00%	0.25%	to	0.40%	(9.02)%	to	(8.91)%
JANUS ASPEN OVERSEAS PORTFOLIO (Effective date 05/01/2006)
2015	3	$23.70	to	$	23.70	$76	0.42%	0.00%	to	0.00%	(8.59)%	to	(8.59)%
2014	7	$25.93	to	$	25.93	$188	5.82%	0.00%	to	0.00%	(11.86)%	to	(11.86)%
2013	7	$29.42	to	$	29.42	$209	2.70%	0.00%	to	0.00%	14.56%	to	14.56%
2012	103	$25.68	to	$	25.68	$2,648	0.40%	0.00%	to	0.40%	12.22%	to	12.38%
2011	260	$10.68	to	$	10.77	$2,800	0.47%	0.25%	to	0.40%	(32.41)%	to	(32.35)%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2015	7	$22.50	to	$	22.50	$153	0.73%	0.00%	to	0.00%	(4.97)%	to	(4.97)%
2014	5	$23.68	to	$	23.68	$128	0.46%	0.00%	to	0.00%	9.02%	to	9.02%
2013	5	$21.72	to	$	21.72	$105	0.55%	0.00%	to	0.00%	38.87%	to	38.87%
2012	110	$15.64	to	$	15.64	$1,723	0.16%	0.00%	to	0.25%	11.86%	to	11.86%
2011	129	$12.33	to	$	12.33	$1,589	0.44%	0.25%	to	0.25%	(3.14)%	to	(3.14)%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2015	1	$19.51	to	$	19.51	$17	0.70%	0.00%	to	0.00%	(11.80)%	to	(11.80)%
2014	1	$22.11	to	$	22.11	$26	0.71%	0.00%	to	0.00%	9.89%	to	9.89%
2013	1	$20.12	to	$	20.12	$29	0.30%	0.00%	to	0.00%	31.07%	to	31.07%
2012	97	$15.35	to	$	15.35	$1,483	0.24%	0.00%	to	0.25%	15.51%	to	15.51%
2011	121	$10.87	to	$	10.87	$1,318	0.00%	0.25%	to	0.25%	(11.55)%	to	(11.55)%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31								For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value					Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)				(b)						(a)		(b)
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I
2015	13			$18.42	to	$	18.42	$244	0.00%	0.00%	to	0.00%	1.28%	to	1.28%
2014	12			$18.18	to	$	18.18	$210	0.00%	0.00%	to	0.00%	7.57%	to	7.57%
2013	17			$16.90	to	$	16.90	$283	0.00%	0.00%	to	0.00%	32.55%	to	32.55%
2012	21			$12.75	to	$	12.75	$263	0.00%	0.00%	to	0.25%	12.27%	to	12.27%
2011	19			$15.40	to	$	15.40	$293	0.00%	0.25%	to	0.25%	0.26%	to	0.26%
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S (Effective date 11/05/2015)
2015	1		$	$9.61	to	$	9.61	$14	0.00%	0.00%	to	0.00%	(3.87)%	to	(3.87)%
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO (Effective date 05/01/2006)
2015	36			$19.24	to	$	19.24	$688	0.75%	0.00%	to	0.00%	(8.34)%	to	(8.34)%
2014	40			$21.00	to	$	21.00	$837	1.12%	0.00%	to	0.00%	13.88%	to	13.88%
2013	38			$18.44	to	$	18.44	$698	1.22%	0.00%	to	0.00%	37.00%	to	37.00%
2012	92			$13.46	to	$	13.46	$1,237	0.35%	0.00%	to	0.40%	14.75%	to	14.85%
2011	78			$9.72	to	$	9.80	$761	0.61%	0.25%	to	0.40%	(6.90)%	to	(6.76)%
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA (Effective date 05/01/2015)
2015	0	*	$	$9.36	to	$	9.36	$2	0.00%	0.00%	to	0.00%	(6.46)%	to	(6.46)%
PIMCO VIT HIGH YIELD PORTFOLIO
2015	24			$20.08	to	$	20.08	$476	5.27%	0.00%	to	0.00%	(1.64)%	to	(1.64)%
2014	21			$20.42	to	$	20.42	$432	5.29%	0.00%	to	0.00%	3.34%	to	3.34%
2013	23			$19.76	to	$	19.76	$450	5.45%	0.00%	to	0.00%	5.72%	to	5.72%
2012	24			$18.69	to	$	18.69	$455	2.77%	0.00%	to	0.40%	13.51%	to	13.69%
2011	13			$15.83	to	$	14.70	$206	6.95%	0.25%	to	0.40%	2.93%	to	3.09%
PIMCO VIT LOW DURATION PORTFOLIO
2015	163			$14.71	to	$	14.71	$2,400	3.35%	0.00%	to	0.00%	0.31%	to	0.31%
2014	186			$14.67	to	$	14.67	$2,735	1.12%	0.00%	to	0.00%	0.89%	to	0.89%
2013	295			$14.54	to	$	14.54	$4,290	1.46%	0.00%	to	0.00%	(0.14)%	to	(0.14)%
2012	491			$14.56	to	$	14.56	$7,144	1.01%	0.00%	to	0.40%	5.36%	to	5.52%
2011	218			$13.34	to	$	13.33	$2,905	1.68%	0.25%	to	0.40%	0.76%	to	0.83%
PIMCO VIT REAL RETURN PORTFOLIO
2015	69			$16.18	to	$	16.18	$1,115	4.66%	0.00%	to	0.00%	(2.71)%	to	(2.71)%
2014	53			$16.63	to	$	16.63	$880	1.44%	0.00%	to	0.00%	3.10%	to	3.10%
2013	74			$16.13	to	$	16.13	$1,196	1.70%	0.00%	to	0.00%	(9.23)%	to	(9.23)%
2012	66			$17.77	to	$	17.77	$1,181	0.71%	0.00%	to	0.40%	8.25%	to	8.33%
2011	114			$15.85	to	$	14.78	$1,689	2.10%	0.25%	to	0.40%	11.23%	to	11.38%
PIMCO VIT TOTAL RETURN PORTFOLIO
2015	352			$18.24	to	$	18.24	$6,428	4.80%	0.00%	to	0.00%	0.45%	to	0.45%
2014	461			$18.16	to	$	18.16	$8,372	2.21%	0.00%	to	0.00%	4.31%	to	4.31%
2013	484			$17.41	to	$	17.41	$8,425	2.21%	0.00%	to	0.00%	(1.97)%	to	(1.97)%
2012	465			$17.76	to	$	17.76	$8,250	1.42%	0.00%	to	0.40%	9.02%	to	9.16%
2011	290			$15.70	to	$	15.21	$4,427	2.63%	0.25%	to	0.40%	3.15%	to	3.33%
PUTNAM VT EQUITY INCOME FUND (Effective date 04/24/2009)
2015	10			$26.42	to	$	26.42	$276	1.69%	0.00%	to	0.00%	(2.79)%	to	(2.79)%
2014	9			$27.18	to	$	27.18	$235	1.80%	0.00%	to	0.00%	12.97%	to	12.97%
2013	9			$24.06	to	$	24.06	$225	2.02%	0.00%	to	0.00%	32.71%	to	32.71%
2012	9			$18.13	to	$	18.13	$169	1.32%	0.00%	to	0.40%	18.24%	to	18.32%
2011	7			$14.99	to	$	15.05	$99	2.31%	0.25%	to	0.40%	1.63%	to	1.83%

(Continued	)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
PUTNAM VT HIGH YIELD FUND (Effective date 04/24/2009)
2015	28		$18.83	to	$	18.83	$520	2.01%	0.00%	to	0.00%	(5.14)%	to	(5.14)%
2014	5		$19.86	to	$	19.86	$93	6.17%	0.00%	to	0.00%	1.95%	to	1.95%
2013	6		$19.48	to	$	19.48	$118	7.01%	0.00%	to	0.00%	8.10%	to	8.10%
2012	4		$18.02	to	$	18.02	$74	2.79%	0.00%	to	0.40%	15.68%	to	15.69%
2011	0	*	$15.32	to	$	15.32	$5	0.00%	0.40%	to	0.40%	1.39%	to	1.39%
PUTNAM VT MULTI-CAP VALUE FUND (Effective date 04/24/2009)
2015	1		$28.35	to	$	28.35	$34	0.00%	0.00%	to	0.00%	(4.06)%	to	(4.06)%
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO (Effective date 05/01/2006)
2015	4		$11.77	to	$	11.77	$48	0.00%	0.00%	to	0.00%	(12.61)%	to	(12.61)%
2014	13		$13.47	to	$	13.47	$179	0.00%	0.00%	to	0.00%	(3.85)%	to	(3.85)%
2013	16		$14.01	to	$	14.01	$226	0.33%	0.00%	to	0.00%	20.67%	to	20.67%
2012	42		$11.61	to	$	11.61	$492	0.00%	0.00%	to	0.40%	6.55%	to	6.59%
2011	65		$10.56	to	$	10.65	$689	2.41%	0.25%	to	0.40%	(12.66)%	to	(12.49)%
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO (Effective date 05/01/2006)
2015	60		$15.65	to	$	15.65	$946	0.38%	0.00%	to	0.00%	(11.97)%	to	(11.97)%
2014	59		$17.78	to	$	17.78	$1,053	0.00%	0.00%	to	0.00%	2.89%	to	2.89%
2013	60		$17.28	to	$	17.28	$1,042	0.93%	0.00%	to	0.00%	34.47%	to	34.47%
2012	69		$12.85	to	$	12.85	$882	0.01%	0.00%	to	0.40%	11.61%	to	11.79%
2011	80		$11.20	to	$	11.29	$899	0.28%	0.25%	to	0.40%	(3.86)%	to	(3.83)%
VAN ECK VIP EMERGING MARKETS FUND (Effective date 05/05/2008)
2015	1		$35.14	to	$	35.14	$41	0.51%	0.00%	to	0.00%	(13.99)%	to	(13.99)%
2014	1		$40.87	to	$	40.87	$41	0.44%	0.00%	to	0.00%	(0.41)%	to	(0.41)%
2013	1		$41.04	to	$	41.04	$33	1.18%	0.00%	to	0.00%	12.04%	to	12.04%
2012	1		$36.63	to	$	36.63	$22	0.00%	0.00%	to	0.40%	27.07%	to	27.07%
2011	2		$7.63	to	$	7.63	$13	0.95%	0.40%	to	0.40%	(26.07)%	to	(26.07)%
VAN ECK VIP GLOBAL HARD ASSETS FUND (Effective date 05/05/2008)
2015	18		$39.63	to	$	39.63	$719	0.03%	0.00%	to	0.00%	(33.45)%	to	(33.45)%
2014	10		$59.54	to	$	59.54	$623	0.09%	0.00%	to	0.00%	(19.11)%	to	(19.11)%
2013	9		$73.61	to	$	73.61	$641	0.64%	0.00%	to	0.00%	10.56%	to	10.56%
2012	3		$66.58	to	$	66.58	$173	0.35%	0.00%	to	0.40%	2.55%	to	2.67%
2011	30		$8.11	to	$	13.51	$335	0.81%	0.25%	to	0.40%	(16.74)%	to	(16.66)%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded	)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

COLI VUL-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as listed in Appendix A as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2016

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A

ALGER SMALL CAP GROWTH PORTFOLIO

AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND

AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND

AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND

AMERICAN CENTURY INVESTMENTS VP ULTRA FUND

AMERICAN CENTURY INVESTMENTS VP VALUE FUND

AMERICAN CENTURY INVESTMENTS VP VISTA FUND

AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND

AMERICAN FUNDS IS GROWTH FUND

AMERICAN FUNDS IS INTERNATIONAL FUND

AMERICAN FUNDS IS NEW WORLD FUND

COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

DAVIS FINANCIAL PORTFOLIO

DAVIS VALUE PORTFOLIO

DELEWARE VIP SMALL CAP VALUE SERIES

DEUTSCHE CORE EQUITY VIP

DEUTSCHE GLOBAL SMALL CAP VIP

DEUTSCHE HIGH INCOME VIP

DEUTSCHE LARGE CAP VALUE VIP

DEUTSCHE SMALL CAP INDEX VIP

DEUTSCHE SMALL MID CAP VALUE VIP

DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

DREYFUS STOCK INDEX FUND

DREYFUS VIF APPRECIATION PORTFOLIO

DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO

FEDERATED HIGH INCOME BOND FUND II

FEDERATED KAUFMANN FUND II

FIDELITY VIP CONTRAFUND PORTFOLIO

FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO

GREAT-WEST AGGRESSIVE PROFILE I FUND

GREAT-WEST ARIEL MID CAP VALUE FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST BOND INDEX FUND

GREAT-WEST CONSERVATIVE PROFILE I FUND

GREAT-WEST FEDERATED BOND FUND

GREAT-WEST INTERNATIONAL INDEX FUND

GREAT-WEST LIFETIME 2015 FUND II

GREAT-WEST LIFETIME 2025 FUND II

GREAT-WEST LIFETIME 2035 FUND II

GREAT-WEST LIFETIME 2045 FUND II

GREAT-WEST LIFETIME 2055 FUND II

GREAT-WEST LOOMIS SAYLES BOND FUND

GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND

GREAT-WEST MFS INTERNATIONAL VALUE FUND

GREAT-WEST MODERATE PROFILE I FUND

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

GREAT-WEST MONEY MARKET FUND

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

GREAT-WEST S&P MID CAP 400® INDEX FUND

GREAT-WEST SHORT DURATION BOND FUND

GREAT-WEST SMALL CAP GROWTH FUND

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND

GREAT-WEST TEMPLETON GLOBAL BOND FUND

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

INVESCO V.I. CORE EQUITY FUND SERIES I

INVESCO V.I. DIVERSIFIED DIVIDEND FUND SERIES I

INVESCO V.I. GLOBAL HEALTH CARE FUND SERIES I

INVESCO V.I. GLOBAL REAL ESTATE FUND SERIES I

INVESCO V.I. INTERNATIONAL GROWTH FUND SERIES I

INVESCO V.I. MID CAP CORE EQUITY FUND SERIES I

INVESCO V.I. TECHNOLOGY FUND SERIES I

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Concluded)

JANUS ASPEN BALANCED PORTFOLIO

JANUS ASPEN FLEXIBLE BOND PORTFOLIO

JANUS ASPEN FORTY PORTFOLIO

JANUS ASPEN GLOBAL RESEARCH PORTFOLIO

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

JANUS ASPEN OVERSEAS PORTFOLIO

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

OPPENHEIMER MAIN STREET SMALL CAP FUND

PIMCO VIT HIGH YIELD PORTFOLIO

PIMCO VIT LOW DURATION PORTFOLIO

PIMCO VIT REAL RETURN PORTFOLIO

PIMCO VIT TOTAL RETURN PORTFOLIO

PUTNAM VT EQUITY INCOME FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INTERNATIONAL GROWTH FUND

PUTNAM VT MULTI-CAP VALUE FUND

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

VAN ECK VIP EMERGING MARKETS FUND

VAN ECK VIP GLOBAL HARD ASSETS FUND

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)	Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File No. 333-70963).

(d)	Policies.

	(d)(1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

	(d)(2)	Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

	(d)(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).

	(d)(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

	(d)(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File Nos. 333-70963 and 811-09201).

	(d)(6)	Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

	(d)(7)	Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).

	(d)(8)	Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).

	(d)(9)	Specimen Policy Form J355rev3 is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).

	(d)(10)	Specimen Policy Form ICC14-J355X incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to Registration Statement on Form N-6 as filed on December 19, 2014 (File No. 333-70963).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f) (f)(1)	Depositor’s Certificate of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).

(f)(2)	By-Laws of Great-West are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).

(g) Reinsurance Contracts.

(g)(1)	Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(2)	Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(3)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post- Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(4)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(h) Participation Agreements.

(h)(1)	Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(2)	First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)	Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)	Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)	Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)	First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)	Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)	Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)	Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(11)	Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)	Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)	Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)	Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)	Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)	Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)	Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)	Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)	Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(22)	Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(23)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)	Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(25)	First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(26)	Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(27)	Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(28)	Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(29)	Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(30)	Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(31)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(32)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(33)	Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(34)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(35)	Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(36)	Amendment to Agreement between Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(37)	Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(38)	Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(39)	Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(40)	First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)	Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(42)	First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great- West (now known as Great-West of New York) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h)(43)	Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h)(44)	Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(45)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008 (File No. 333-70963).

(h)(46)	Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West (now known as Great-West of New York) dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(47)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

	(h)(48)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

	(h)(49)	Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

	(h)(50)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).

	(h)(51)	First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).

	(h)(52)	Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 25, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 26, 2013 (File No. 333-70963).

	(h)(53)	Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed by Variable Annuity-1 Series Account of Great-West on April 24, 2001 (File No. 333-52956); Amendments to Participation Agreement with Delaware VIP Trust are incorporated by reference to Post-Effective Amendment No. 10 to Variable Annuity-1 Series Account of Great-West’s Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956); Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956); and Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-2 Series Account on Form N-4, filed December 30, 2011 (File No. 333-176926).

	(h)(54)	Amendment to Fund Participation Agreement between Great-West Life & Annuity Insurance Company, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. dated May 7, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-6 as filed on October 22, 2014 (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)	Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(k)	Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963).

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

	(n)(1)	Legal Consent of Carlton Fields Jorden Burt, P.A. is filed herewith.

	(n)(2)	Written consent of Deloitte & Touche LLP is filed herewith.

(o)	Omitted Financial Statements. None

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)	Power of Attorney for Messrs. Bernbach, Coutu, A. Desmarais, O. Desmarais, P. Desmarais, Jr., P. Desmarais, III, Louvel, Mahon, Nickerson, Orr, Plessis-Bélair, Rousseau, Royer, Ryan, Jr., Selitto, Tretiak and Walsh are filed herewith.

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

M.R. Coutu	Brookfield Asset Management Inc. 335 - 8th Avenue SW - Suite 1700 Calgary, AB T2P 1C9	Director

A.R. Desmarais	(4)	Director

O.A. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

P.G. Desmarais III	(4)	Director

C. Généreux	(4)	Director

A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director

P.A. Mahon	(1)	Director

J.E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 North Sydney, Nova Scotia, Canada B2A 3M2	Director

M. Plessis-Bélair	(4)	Director

R.L. Reynolds	(2)	Director, President and Chief Executive Officer

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

G.D. Tretiak	(4)	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

E.F. Murphy	(2)	President, Empower Retirement

D.L. Musto	(2)	Executive Vice President, Empower Retirement

R.K. Shaw	(2)	President, Individual Markets

B.A. Byrne	(3)	Deputy General Counsel and Chief Compliance Officer

M.R. Edwards	(3)	Senior Vice President, FASCore Operations

E.P. Friesen	(2)	Chief Investment Officer, General Account

J.M. Gearin	(2)	Senior Vice President, Retirement Services Operations

W. Van Harlow	(2)	Senior Vice President, Empower Institute and Strategic Solutions

W.S. Harmon	(2)	Senior Vice President, 401(k) Standard Markets

S.E. Jenks	(2)	Senior Vice President, Marketing

J.W. Knight	(3)	Senior Vice President & Chief Information Officer

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

A.S. Bolotin	(2)	Senior Vice President and Chief Financial Officer

W.J. McDermott	(2)	Senior Vice President & Head of Client Sales and Solutions

D.G. McLeod	(2)	Senior Vice President, Product Management

R.G. Schultz	(3)	General Counsel, Chief Legal Officer and Secretary

B.J. Schwartz	(2)	Senior Vice President, Commercial Mortgage Investments

C.S. Tocher	(3)	Chief Investment Officer, Segregated Funds

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.

(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.

(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life company organized under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2015

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.19%% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2015 414,366,313 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 902,914,033.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,603,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,397,312 or 59.19% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
55.06% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
95.23% - Putnam Investments, LLC (4% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam Retail Management Limited Partnership)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.0% - PanAgora Asset Management, Inc. (17% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (70.0% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd. (acquired Dec 22, 2015)
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

70.0% - RMA Investment Company (Formerly TGS Investment Company) (30.0% owned by London Life Insurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP (30.0% owned by London Life Insurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - TMI Systems, Inc.
49.0% - Plan Direct Insurance Services Inc. (51% owned by the Great-West Life Assurance Company)
51.0% - Plan Direct Insurance Services Inc. (49.0% owned by TMI Systems, Inc.)
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 9542647 Canada Ltd. (Incorporated Dec 8, 2015)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company) (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)

75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - Canada Life International Assurance (Ireland) DAC (formerly Legal and General International Ireland Limited- changed named July 29, 2015)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life & General Reinsurance Company Limited
100.0% - Canada Life International Re: Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - Canada Life International Assurance Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Setanta Asset Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
100.0% - Canada Life (Ireland) Limited
11.29% - Irish Life Assurance p.l.c. (88.71% owned by Irish Life Group Limited)
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.

100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A SA
100.0% - Office Park De Mont-St-Guibert B SA
100.0% - Office Park De Mont-St-Guibert C SA
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 12, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (ACQUIRED Dec 11, 2015)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
100.0% - Allianz p.l.c.
100.0% - Allianz Northern Ireland Ltd.
88.71% - Irish Life Assurance plc. (11.29% owned by Canada Life (Ireland) Limited
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 11, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life Group Holdings Limited

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
100.0% - Adason Realty Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
60.433% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.
100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.93% - Investment Planning Counsel Inc. (and 3.07% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.62% - IPC Portfolio Services Inc. (and 11.38% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation

E. Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.9% - Pernod Ricard (7.5% in capital)
16.6% - Umicore
7.6% - Ontex
0.4% - LTI One
0.1% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.8% - Imerys (53.9% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
99.9% - Sagerpar
3.5% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V. (in liquidation)
10.0% - GBL Participations SA
10.0% - GBL Finance S.á.r.l.
100.0% - COFINERGY
Capital
100.0% - GBL Energy S.á.r.l.
Capital
2.2% - Total SA (2.4% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
90.0% - GBL Finance S.á.r.l.

100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
50.3% - Sagard 3 Millésime 1 FPCI

29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
43.0% - ECP1
100.0% - ECP3
15.1% - Mérieux Participations I
37.7% - Mérieux Participations II
100.0% - PrimeStone Parallel Vehicle SCS
1.7% - BDT
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
9.4% - LafargeHolcim
2.3% - Engie
42.4% - ECP 2
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions La Presse Ltée
2.72% - Acquisio Inc.
50.0% - Workopolis

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
100.0% - Power Pacific Mauritius Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.21% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
62.90% - Potentia Solar Inc.
100.0% - Power Renewable Energy Corporation
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
47.15% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.25% - Sagard Capital Partners, L.P.
97.3% - IntegraMed America, Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
33.2% - WealthSimple Financial Corp.
100% - Wealthsimple Inc.
100% - Canadian ShareOwner Investments Inc.
100% - CSA Computing Inc.

Item 29.    Indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

Colorado Business

Corporation Act

Article 109 -

INDEMNIFICATION

Section 7-109-101.

Definitions.

As used in this

      Article:

(1)

“Corporation” includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)

  “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)	“Expenses” includes counsel fees.

(4)

  “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)

“Official capacity” means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)

Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II)	In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)

A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)

 The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)

In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)	The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)

 The director furnishes the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)

The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

 Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)

If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)	A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)	The determinations required by under subsection (1) of this section shall be made:

(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders

(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)

An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)

A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

  Section 7-109-109. Limitation of Indemnification of Directors.

(1)

A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)

Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

  Article IV. Indemnification

  SECTION 1. In this Article, the following terms shall have the following meanings:

(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)	GWFS Equities, Inc. (“GWFS Equities”) is the distributor of securities of the Registrant. In addition to securities of the Registrant, GWFS Equities, Inc. currently distributes securities of Great- West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great- West, Maxim Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, Variable Annuity-8 Series Account of Great-West, Prestige Variable Life Account of Great-West, Trillium Variable Annuity Account of Great-West, Variable Annuity-2 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, COLI VUL-2 Series Account of Great-West of New York, and Variable Annuity-2 Series Account of Great-West of New York.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Office with Underwriter
E.F. Murphy	(1)	Chairman, President, and Chief Executive Officer
R.K. Shaw	(1)	Director and Executive Vice President
D.L. Musto	(1)	Director and Executive Vice President
S.E. Jenks	(1)	Director and Executive Vice President
C.E. Waddell	(1)	Director and Senior Vice President
W.S. Harmon	(1)	Senior Vice President
M.R. Edwards	(1)	Senior Vice President
R.J. Laeyendecker	(1)	Senior Vice President
B.A. Byrne	(1)	Senior Vice President, Legal & Chief Compliance Officer
S.A. Bendrick	(1)	Vice President
B.P. Neese	(1)	Senior Vice President
S.M. Gile	(1)	Vice President
M.C. Maiers	(1)	Vice President and Treasurer
T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, CO 80111

(c)	Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.	Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.

Item 33.	Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 24th day of April, 2016.

COLI VUL 2 SERIES ACCOUNT
(Registrant)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds,
President and Chief Executive Officer of Great-West Life & Annuity Insurance
Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Depositor)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. Jeffrey Orr		April 18, 2016
R. Jeffrey Orr*	Chairman of the Board

/s/ Robert L. Reynolds	Director, President and Chief Executive	April 18, 2016
Robert L. Reynolds	Officer

/s/ Andra S. Bolotin	Senior Vice President and Chief Financial	April 18, 2016
Andra S. Bolotin	Officer

/s/ John L. Bernbach		April 18, 2016
John L. Bernbach*	Director

/s/ Marcel R. Coutu		April 18, 2016
Marcel R. Coutu*	Director

/s/ André Desmarais		April 18, 2016
André Desmarais*	Director

/s/ Olivier Desmarais		April 18, 2016
Olivier Desmarais*	Director

/s/ Paul Desmarais, Jr.		April 18, 2016
Paul Desmarais, Jr.*	Director

/s/ Paul Desmarais III		April 18, 2016
Paul Desmarais III*	Director

/s/ Claude Généreux		April 18, 2016
Claude Généreux*	Director

/s/ Alain Louvel		April 18, 2016
Alain Louvel*	Director

/s/ Paul A. Mahon		April 18, 2016
Paul A. Mahon*	Director

/s/ Jerry E.A. Nickerson		April 18, 2016
Jerry E.A. Nickerson*	Director

/s/ Michel Plessis-Bélair		April 18, 2016
Michel Plessis-Bélair*	Director

/s/ Henri P. Rousseau		April 18, 2016
Henri P. Rousseau*	Director

/s/ Raymond Royer	Director	April 18, 2016
Raymond Royer*

/s/ T. Timothy Ryan, Jr.		April 18, 2016
T. Timothy Ryan, Jr.*	Director

/s/ Jerome J. Selitto		April 18, 2016
Jerome J. Selitto*	Director

/s/ Gregory D. Tretiak		April 18, 2016
Gregory D. Tretiak*	Director

/s/ Brian E. Walsh		April 18, 2016
Brian E. Walsh*	Director

*By: /s/ Ryan L. Logsdon		April 18, 2016
Ryan L. Logsdon
Attorney-in-Fact pursuant to Power of Attorney